            As filed with the U.S. Securities and Exchange Commission

                              on December 23, 1998


                        Securities Act File No. 33-47880
                    Investment Company Act File No. 811-6670

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933[x]

                     Pre-Effective Amendment No.         [ ]

                     Post-Effective Amendment No. 17     [x]


                                     and/or

             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
                                   OF 1940               [x]

                          Amendment No. 18               [x]

                        (Check appropriate box or boxes)

                    Warburg, Pincus Institutional Fund, Inc.
               (Exact Name of Registrant as Specified in Charter)

    466 Lexington Avenue
    New York, New York                                10017-3147
(Address of Principal Executive Offices)              (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 878-0600

                                Janna Manes, Esq.

                    Warburg, Pincus Institutional Fund, Inc.
                              466 Lexington Avenue
                          New York, New York 10017-3147
                     (Name and Address of Agent for Service)

                                    Copy to:
                             Rose F. DiMartino, Esq.
                            Willkie Farr & Gallagher

                               787 Seventh Avenue


                          New York, New York 10019-6099

Approximate Date of Proposed Public Offering: February 22, 1999

It is proposed that this filing will become effective (check appropriate box):

         [ ]      immediately upon filing pursuant to paragraph (b)

         [ ]      on [date] pursuant to paragraph (b)

         [x]      60 days after filing pursuant to paragraph (a)(1)


         [ ]      on [date] pursuant to paragraph (a)(1)

         [ ]      75 days after filing pursuant to paragraph (a)(2)

         [ ]      on [date] pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

         [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                 Subject to Completion, dated December 23, 1998
                                   PROSPECTUS
                               February 22, 1999

           WARBURG PINCUS INSTITUTIONAL FUND, INC.

                   - INTERNATIONAL EQUITY PORTFOLIO

                   - EMERGING MARKETS PORTFOLIO

                   - JAPAN GROWTH PORTFOLIO

           As with all mutual funds, the Securities and Exchange
           Commission has not approved these portfolios, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

                          [WARBURG PINCUS FUNDS LOGO]

     THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

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
                                    CONTENTS

KEY POINTS.................... ....................           5
   Goals and Principal Strategies..................           5
   Investor Profile................................           5
   A Word About Risk...............................           6
PERFORMANCE SUMMARY............... ................           8
   Year-by-Year Total Returns......................           8
   Average Annual Total Returns....................           9
INVESTOR EXPENSES................ .................          10
   Fees and Portfolio Expenses.....................          10
   Example.........................................          11
THE PORTFOLIOS IN DETAIL............. .............          12
   The Management Firm.............................          12
   Portfolio Information Key.......................          13
INTERNATIONAL EQUITY PORTFOLIO.......... ..........          14
EMERGING MARKETS PORTFOLIO............ ............          16
JAPAN GROWTH PORTFOLIO.............. ..............          20
MORE ABOUT RISK................. ..................          22
   Introduction....................................          22
   Types of Investment Risk........................          22
   Certain Investment Practices....................          26
MEET THE MANAGERS................ .................          29
ABOUT YOUR ACCOUNT................ ................          31
   Share Valuation.................................          31
   Account Statements..............................          31
   Distributions...................................          31
   Taxes...........................................          32
BUYING SHARES.................. ...................          33
SELLING SHARES.................. ..................          35
OTHER POLICIES.................. ..................          37
FOR MORE INFORMATION............... ...............  back cover

                       This page intentionally left blank

                                   KEY POINTS
                         GOALS AND PRINCIPAL STRATEGIES

   PORTFOLIO/RISK FACTORS           GOAL                      STRATEGY
INTERNATIONAL EQUITY          Long-term capital  - Invests in foreign equity
PORTFOLIO                     appreciation         securities
Risk factors:                                    - Diversifies its investments
 Market risk                                       across countries, including
 Foreign securities                                emerging markets
                                                 - Favors stocks with discounted
                                                   valuations, using a value-based,
                                                   bottom-up investment approach
EMERGING MARKETS PORTFOLIO    Growth of capital  - Invests in foreign equity
Risk factors:                                      securities
 Market risk                                     - Focuses on the world's less
 Foreign securities                                developed countries
 Emerging markets focus                          - Analyzes a company's growth
 Non-diversified status                            potential, using a bottom-up
                                                   investment approach
JAPAN GROWTH PORTFOLIO        Long-term growth   - Invests in equity securities of
Risk factors:                 of capital           Japanese companies
 Market risk                                     - May invest in companies of any
 Foreign securities                                size
 Country focus                                   - May look for companies with
 Non-diversified status                            attractive growth potential or
                                                   companies whose equity
                                                   securities appear undervalued

     INVESTOR PROFILE

   These portfolios are designed for investors who:

 -have longer time horizons

 -are willing to assume the risk of losing money in exchange for attractive potential long-term returns

 -are investing for growth or capital appreciation

 -want to diversify their portfolios internationally

   They may NOT be appropriate if you:

 -are investing for a shorter time horizon

 -are uncomfortable with an investment that has a higher degree of volatility

 -want to limit your exposure to foreign securities

 -are looking for income

   You should base your selection of a portfolio on your own goals, risk preferences and time horizon.

     A WORD ABOUT RISK

   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

   Principal risk factors for the portfolios are discussed below. Before you invest, please make sure you understand the risks that apply to your portfolio. As with any mutual fund, you could lose money over any period of time.

   Investments in the portfolios are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK
All portfolios

   The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

FOREIGN SECURITIES
All portfolios

   A portfolio that invests outside the U.S. carries additional risks that include:

 -CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. Each of the portfolios may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

   EURO CONVERSION The introduction of a new single European currency, the euro, may result in uncertainties for securities of European companies, European markets and the operation of the portfolios. The euro was introduced on January 1, 1999, by 11 European Union member countries who are participating in European Monetary Union (EMU).

   The introduction of the euro results in the redenomination of certain European debt and equity securities over a period of time, which may bring in differences in various accounting, tax and/or legal treatments that would not otherwise occur. Any market disruptions relating to the introduction of the euro could adversely affect the value of European securities and currencies held by the portfolios. Other risks relate to the ability of financial institutions' systems to process euro transactions. Additional economic and operational issues are raised by the fact that certain European Union member countries, including the United Kingdom, did not participate in EMU on January 1, 1999, and therefore did not implement the euro on that date.

   At this early stage no one knows what the degree of impact of the introduction of the euro will be. To the extent that the market impact or effect on a portfolio holding is negative or portfolio service-provider systems cannot process the euro conversion, the portfolio's performance could be hurt.

 -INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

 -POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

COUNTRY FOCUS
Japan Growth Portfolio

   Focusing on a single country involves increased currency, political, regulatory and other risks. Market swings in the targeted country (Japan) will have a greater effect on portfolio performance than they would in a more geographically diversified equity portfolio.

EMERGING MARKETS FOCUS
Emerging Markets Portfolio

   Focusing on emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the portfolio to operational and other risks as well. Some countries may have restrictions that could limit the portfolio's access to attractive opportunities. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject the fund to increased volatility or substantial declines in value.

NON-DIVERSIFIED STATUS
Emerging Markets Portfolio
Japan Growth Portfolio

   The portfolio is considered a non-diversified portfolio under the Investment Company Act of 1940 and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the portfolio may be subject to greater volatility with respect to its investments than a portfolio that is more broadly diversified.

                              PERFORMANCE SUMMARY

The bar chart below and the table on the next page provide an indication of the risks of investing in these portfolios. The bar chart shows you how each portfolio's performance has varied from year to year for up to ten years. The table compares each portfolio's performance over time to that of a broadly based securities market index and other indexes, if applicable. As with all mutual funds, past performance is not a prediction of the future.

                           YEAR-BY-YEAR TOTAL RETURNS

                                     [GRAPH]

                          AVERAGE ANNUAL TOTAL RETURNS

                                ONE YEAR   FIVE YEARS   10 YEARS    LIFE OF   INCEPTION
    PERIOD ENDED 12/31/98:        1998     1994-1998    1989-1998    FUND       DATE
INTERNATIONAL EQUITY PORTFOLIO   XX.xx%      XX.xx%      XX.xx%     XX.xx%      9/1/92
MSCI ALL COUNTRY WORLD
  EXCLUDING THE U.S. INDEX       XX.xx%      XX.xx%      XX.xx%     XX.xx%
EMERGING MARKETS PORTFOLIO
  INDEX                          XX.xx%          NA          NA     XX.xx%     9/30/96
MORGAN STANLEY CAPITAL
  INTERNATIONAL EMERGING
  MARKETS FREE INDEX             XX.xx%      XX.xx%      XX.xx%     XX.xx%
JAPAN GROWTH PORTFOLIO           XX.xx%                             XX.xx%    10/30/97
TOKYO STOCK EXCHANGE INDEX
  (TOPIX)                        XX.xx%      XX.xx%      XX.xx%     XX.xx%

(1) Annualized.

                           UNDERSTANDING PERFORMANCE

   -TOTAL RETURN tells you how much an investment in a portfolio has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

   -A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

   -An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year.
    It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

   -Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

                               INVESTOR EXPENSES

                          FEES AND PORTFOLIO EXPENSES



This table describes the fees and expenses you may bear as a shareholder. Annual portfolio operating expense figures are for the fiscal year ended October 31, 1998.




                                                                       EMERGING      JAPAN
                                                     INTERNATIONAL      MARKETS     GROWTH
                                                    EQUITY PORTFOLIO   PORTFOLIO   PORTFOLIO
SHAREHOLDER FEES
 (paid directly from your investment)
Sales charge "load" on purchases                          NONE          NONE        NONE
Deferred sales charge "load"                              NONE          NONE        NONE
Sales charge "load" on reinvested distributions           NONE            NONE      NONE
Redemption fees                                           NONE            NONE      NONE
Exchange fees                                             NONE            NONE      NONE
ANNUAL PORTFOLIO OPERATING EXPENSES
 (deducted from fund assets)
Management fee                                            .80%           1.00%       1.10%
Distribution and service (12b-1) fee                      NONE            NONE        NONE
Other expenses                                            .28%            .41%       4.67%
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES*               1.08%           1.41%       5.77%

* Actual fees and expenses for the fiscal year ended October 31, 1998 are shown below. Fee waivers and expense reimbursements or credits reduced expenses for some portfolios during 1998 but may be discontinued at any time.

    EXPENSES AFTER        INTERNATIONAL    EMERGING      JAPAN
      WAIVERS AND            EQUITY         MARKETS     GROWTH
    REIMBURSEMENTS          PORTFOLIO      PORTFOLIO   PORTFOLIO
Management fee                .67%           .96%        .30%
Distribution and
 service (12b-1) fee          NONE           NONE        NONE
Other expenses                .28%           .29%        .95%
TOTAL ANNUAL PORTFOLIO
 OPERATING EXPENSES           .95%          1.25%       1.25%

                                    EXAMPLE

This example may help you compare the cost of investing in these portfolios with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, each portfolio returns 5% annually, expense ratios remain as listed in the first table on the opposite page (before fee waivers and expense reimbursements and credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

                                         ONE YEAR     THREE YEARS     FIVE YEARS     TEN YEARS
INTERNATIONAL EQUITY PORTFOLIO             $110            $343           $595         $1,317
EMERGING MARKETS PORTFOLIO                 $143            $446           $771         $1,691
JAPAN GROWTH PORTFOLIO                     $575          $1,711         $2,830         $5,553

                            THE PORTFOLIOS IN DETAIL

     THE MANAGEMENT FIRM

   WARBURG PINCUS ASSET MANAGEMENT, INC.
466 Lexington Avenue
New York, NY 10017-3147

 -- Investment adviser for the portfolios

 -- Responsible for managing each portfolio's assets according to its goal and strategy

 -- A professional investment advisory firm providing investment services to individuals since 1970 and to institutions since 1973

 -- Currently manages approximately $19.9 billion in assets

   For easier reading, Warburg Pincus Asset Management Inc. will be referred to as "Warburg Pincus" or "we" throughout this Prospectus.

     PORTFOLIO INFORMATION KEY

   Concise descriptions of each portfolio begin on the next page. Each description provides the following information:

GOAL AND STRATEGY
   The portfolio's particular investment goals and the strategies it intends to use in pursuing them. Percentages of portfolio assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS
   The primary types of securities in which the fund invests. Secondary investments are described in "More About Risk."

RISK FACTORS
   The major risk factors associated with the portfolio. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT
   The individuals designated by the investment adviser to handle the portfolio's day-to-day management.

INVESTOR EXPENSES
   Actual portfolio expenses for the 1998 fiscal year. Future expenses may be higher or lower.

 -- MANAGEMENT FEE The fee paid to the investment adviser for providing investment advice to the portfolio. Expressed as a percentage of average net assets after waivers.

 -- BOTHER EXPENSES Fees paid by the portfolio for items such as administration, transfer agency, custody, auditing, legal and registration fees and miscellaneous expenses. Expressed as a percentage of average net assets after waivers, credits and reimbursements.

FINANCIAL HIGHLIGHTS
   A table showing the portfolio's audited financial performance for up to five years.

 -- TOTAL RETURN How much you would have earned on an investment in the portfolio, assuming you had reinvested all dividend and capital gain distributions.

 -- PORTFOLIO TURNOVER An indication of trading frequency.

   The portfolios may sell securities without regard to the length of time they have been held. A high turnover rate may increase the portfolio's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income tax liability.

   The Annual Report includes the auditor's report, along with the portfolio's financial statements. It is available free upon request.

                         INTERNATIONAL EQUITY PORTFOLIO

     GOAL AND STRATEGY

   The International Equity Portfolio seeks long-term capital appreciation. To pursue this goal, it invests in equity securities of companies located or conducting a majority of their business outside the U.S.

   Under normal market conditions, the portfolio will invest at least 65% of assets in equity securities of issuers from at least three foreign countries. The portfolio intends to diversify its investments across different countries, although at times it may invest a significant part of its assets in a single country. Although the portfolio emphasizes developed countries, it may also invest in emerging markets.

   In choosing equity securities, the portfolio's portfolio managers use a bottom-up investment approach that begins with an analysis of individual companies. The managers look for companies of any size whose stocks appear to be discounted relative to earnings, assets or projected growth. The portfolio managers determine value based upon research and analysis, taking all relevant factors into account.

     PORTFOLIO INVESTMENTS

   This portfolio intends to invest substantially all of its assets in the following types of equity securities:

 -- common stocks

 -- securities convertible into or exchangeable for common stocks

   To a limited extent, the portfolio may also engage in other investment practices.

     RISK FACTORS

   This portfolio's principal risk factors are:

 -- market risk

 -- foreign securities

   The value of your investment will fluctuate in response to stock market movements. Because the portfolio invests internationally, it carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."

   To the extent that the portfolio invests in emerging markets or focuses on a single country or region, it takes on additional risks that could hurt its performance. Investing in emerging markets involves access, operational and other risks not generally encountered in developed countries. Focusing on a single country or region may cause the portfolio to be more volatile than a more geographically diversified equity fund. "More About Risk" details these and certain other investment practices the portfolio may use. Please read that section carefully before you invest.
                                       14

     PORTFOLIO MANAGEMENT

   P. Nicholas Edwards, Harold W. Ehrlich, Richard H. King and Vincent J. McBride manage the portfolio. You can find out more about them in "Meet the Managers."

     INVESTOR EXPENSES

   Management fee                                                        .xx%
   All other expenses                                                    .xx%
   Total expenses                                                       X.xx%

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the portfolio's independent auditors, PricewaterhouseCoopers LLP.


        PERIOD ENDED:             10/98         10/97         10/96         10/95         10/94
PER-SHARE DATA
Net asset value, beginning of
period                              $16.51        $16.14        $15.10        $16.34        $13.49
Investment activities:
Net investment income                 0.21          0.20          0.26          0.15          0.17
Net gains or losses on
investments
and foreign currency related
items
(both realized and unrealized)       (0.91)         0.78          1.28         (0.64)         2.87
                                ----------    ----------      --------      --------      --------
 Total from investment
 activities                          (0.70)         0.98          1.54         (0.49)         3.04
                                ----------    ----------      --------      --------      --------
Distributions:
From net investment income           (0.18)        (0.13)        (0.50)        (0.18)        (0.07)
Distributions from realized
 gains                               (1.22)        (0.48)         0.00         (0.57)        (0.12)
                                ----------    ----------      --------      --------      --------
 Total distributions                 (1.40)        (0.61)        (0.50)        (0.75)        (0.19)
                                ----------    ----------      --------      --------      --------
Net asset value, end of period      $14.41        $16.51        $16.14        $15.10        $16.34
                                ----------    ----------      --------      --------      --------
Total return                         (4.11)%        6.20%        10.48%        (2.83)%       22.62%
                                ----------    ----------      --------      --------      --------
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(000s omitted)                  $1,019,242    $1,169,817      $937,443      $507,759      $331,297
Ratio of expenses to average
net assets                             .95%(1)        .95%(1)        .96%(1)        .95%        .95%
Ratio of net income to average
net assets                            1.21%          .98%         1.05%         1.20%          .59%
Decrease reflected in above
operating expense ratios due
to waivers/reimbursement               .13%          .14%          .18%          .23%          .29%
Portfolio turnover rate             113.58%        69.99%        29.91%        39.70%        19.34%

(1) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the portfolio's expenses by .00%, .00% and .01%, for the years ending October 31, 1998, 1997 and 1996, respectively. The portfolio's operating expense ratio after reflecting these arrangements were .95%, .95% and .95% for the years ended October 31, 1998, 1997 and 1996, respectively.

                           EMERGING MARKETS PORTFOLIO

     GOAL AND STRATEGY

   The Emerging Markets Portfolio seeks growth of capital. To pursue this goal, it invests in equity securities of companies located in or conducting a majority of their business in emerging-markets.

   An emerging market is any country:

 --generally considered to be an emerging or developing country by the United
  Nations, or by the World Bank and the International Finance Corporation (IFC), or

 --included in the IFC Investable Index or the Morgan Stanley Capital
  International Emerging Markets Index, or

 --having a per-capita gross national product of $2,000 or less

   Under this definition, most countries of the world (other than the U.S., Canada, Western Europe, Japan, Australia and New Zealand) are considered emerging markets.

   Under normal market conditions, the portfolio will invest at least 65% of assets in equity securities of issuers from at least three emerging markets. The portfolio may invest in companies of any size, including emerging growth companies--small or medium-size companies that have passed their start-up phase, show positive earnings, and offer the potential for accelerated earnings growth.

   Its non-diversified status allows the portfolio to invest a greater share of its assets in the securities of fewer companies. However, the portfolio managers typically have diversified the portfolio's investments.

     PORTFOLIO INVESTMENTS

   This portfolio invests primarily in equity securities of emerging-markets issuers. Equity holdings may consist of:

 --common and preferred stocks

 --debt securities convertible into common or preferred stock

 --rights and warrants

 --equity interests in trusts and partnerships

 --depositary receipts

   To a limited extent, the portfolio may also engage in other investment practices.

     RISK FACTORS

   This portfolio's principal risk factors are:

 --market risk

 --foreign securities

 --emerging markets focus

 --non-diversified status

   The value of your investment will fluctuate in response to stock market movements. Because the portfolio invests internationally, it carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."
                                       16

   Because the portfolio focuses on emerging markets, you should expect it to be riskier than a more broadly diversified international equity fund. Investing in emerging markets involves access, operational and other risks not generally encountered in developed countries. In addition, emerging markets often face serious economic problems that could subject the portfolio to increased volatility or substantial declines in value.

   Non-diversification might cause the portfolio to be more volatile than a diversified portfolio. "More About Risk" details certain other investment practices the portfolio may use. Please read that section carefully before you invest.

     PORTFOLIO MANAGEMENT

   Richard H. King and Vincent J. McBride are Co-Portfolio Managers of the portfolio. Associate Portfolio Managers Morid Kamshad, Jun Sung Kim and Frederico D. Laffan assist them. You can find out more about the portfolio's managers in "Meet the Managers."

     INVESTOR EXPENSES

   Management fee                                                        .xx%
   All other expenses                                                    .xx%
   Total expenses                                                       X.xx%

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the portfolio's independent auditors, PricewaterhouseCoopers LLP.


                    PERIOD ENDED:                        10/98        10/97        10/96(1
PER-SHARE DATA
-----------------------------------------------------------------------------------------
Net asset value, beginning of period                      $9.36        $9.86       $10.00
-----------------------------------------------------------------------------------------
Investment activities:
Net investment income                                      0.11(2)      0.10         0.01
Net gains or losses on investments and foreign
currency related items (both realized and unrealized)     (2.99)       (0.53)       (0.15)
-----------------------------------------------------------------------------------------
 Total from investment activities                         (2.88)       (0.43)       (0.14)
-----------------------------------------------------------------------------------------
Distributions:
From net investment income                                (0.01)       (0.02)        0.00
From realized capital gains                               (0.75)       (0.05)        0.00
-----------------------------------------------------------------------------------------
 Total distributions                                      (0.76)       (0.07)        0.00
-----------------------------------------------------------------------------------------
Net asset value, end of period                            $5.72        $9.36        $9.86
-----------------------------------------------------------------------------------------
Total return                                             (32.90)%      (4.43)%      (1.40)%(4)
-----------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                $23,427      $37,281      $29,698
Ratio of expenses to average net assets                    1.25%(3)     1.25%(3)     1.25%(5,3)
Ratio of net income to average net assets                  1.54%         .92%        1.75%(5)
Decrease reflected in above operating expense ratios
 due to waivers/reimbursements                              .16%         .40%        2.18%(5)
Portfolio turnover rate                                  152.57%      107.21%        2.39%(4)
-----------------------------------------------------------------------------------------

(1) For the period September 30, 1996 (commencement of operations) through October 31, 1996.
(2) Per share information is calculated using the average share outstanding method.
(3) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Portfolio's expense ratio.
(4) Non annualized.
(5) Annualized.

                       This page intentionally left blank

                             JAPAN GROWTH PORTFOLIO

     GOAL AND STRATEGY

   The Japan Growth Portfolio seeks long-term growth of capital. To pursue this goal, it invests in equity securities of growth companies located in or conducting a majority of their business in Japan.

   Warburg Pincus believes that Japanese industry is in an important period of deregulation and restructuring. By investing in growth companies positioned to benefit from the dynamic structural changes taking place in the Japanese industrial system, the portfolio intends to provide investors with an opportunity to participate in these developments.

   In choosing equity securities, the portfolio's manager seeks to identify Japanese companies with attractive growth potential. The manager also looks for companies whose equity securities appear undervalued based on factors such as earnings or assets. The portfolio may invest in companies of any size, whether traded on an exchange or over-the-counter.

   Under normal market conditions, the portfolio will invest at least 65% of assets in equity securities of Japanese issuers. The remaining portion may be invested in securities of other Asian issuers. Except for temporary defensive purposes, the portfolio does not intend to invest in securities of non-Asian issuers.
     PORTFOLIO INVESTMENTS

   This portfolio currently intends to invest at least 80% of assets in equity securities of Japanese issuers. Equity holdings may consist of:

 --common and preferred stocks

 --rights and warrants

 --securities convertible into or exchangeable for common stocks

 --American Depositary Receipts ("ADRs")

   To a limited extent, the portfolio may also engage in other investment practices.
     RISK FACTORS

   This portfolio's principal risk factors are:

 --market risk

 --foreign securities

 --country focus

 --non-diversified status

   The value of your investment will fluctuate in response to the Japanese stock market. Because the portfolio invests internationally, it carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."

   Targeting a single country could hurt the portfolio's performance or may cause the portfolio to be more volatile than a more geographically diversified equity portfolio. Portfolio performance is closely tied to economic and political conditions within Japan. In addition, non-diversification might cause the portfolio to be more volatile than a diversified mutual fund.

   To the extent that the portfolio invests in smaller companies or special-situation companies, it takes on further risks that could hurt its performance. "More About Risk" details these and certain other investment practices the portfolio may
                                       20
use. Please read that section carefully
before you invest.
     PORTFOLIO MANAGEMENT


   P. Nicholas Edwards manages the portfolio. You can find out more about him in "Meet the Manager."


     INVESTOR EXPENSES


   Management fee                                                       1.10%

   All other expenses                                                    .xx%

   Total expenses                                                       X.xx%
                              FINANCIAL HIGHLIGHTS


The figures below have been audited by the portfolio's independent auditors, PricewaterhouseCoopers LLP.




                       PERIOD ENDED:                            10/98
PER-SHARE DATA
Net asset value, beginning of period                             $10.00
Investment activities:
Net investment income                                              0.07
Net gains or losses on investments and foreign currency
related items (both realized and unrealized)                      (0.85)
  Total from investment activities                                (0.78)
Distributions:
From net investment income                                        (0.09)
  Total distributions                                             (0.09)
Net asset value, end of period                                    $9.13
Total return                                                      (7.84)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)                         $1,476
Ratio of expenses to average net assets                            1.25%(1)
Ratio of net income to average net assets                          0.39%
Decrease reflected in above operating expense ratios due to
  waivers/reimbursements                                           4.52%
Portfolio turnover rate                                           39.88%



(1) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Portfolio's expense ratio.

                                MORE ABOUT RISK

     INTRODUCTION

   A portfolio's goal and principal strategies largely determine its risk profile. You will find a concise description of each portfolio's risk profile in "Key Points." The preceding discussions of each portfolio contain more detailed information. This section discusses other risks that may affect the portfolios.

   The portfolios may use certain investment practices that have higher risks associated with them. However, each portfolio has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

     TYPES OF INVESTMENT RISK

   The following risks are referred to throughout this prospectus.

   ACCESS RISK Some countries may restrict a portfolio's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to a portfolio.

   CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

   CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

   CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses.

   EURO CONVERSION The introduction of a new single European currency, the euro, may result in uncertainties for securities of European companies, European markets and the operation of the portfolios. The euro was introduced on January 1, 1999, by 11 European Union member countries who are participating in European Monetary Union (EMU).

   The introduction of the euro results in the redenomination of certain European debt and equity securities over a period of time, which may bring differences in various accounting, tax and/or legal treatments that would not otherwise occur. Any market disruptions relating to the introduction of the euro could adversely affect the value of European securities and currencies held by the portfolios. Other risks relate to the ability of financial institutions' systems to process euro transactions. Additional economic and operational issues are raised by the fact that certain European Union member countries, including the United Kingdom, did not participate in EMU on January 1, 1999, and therefore did not implement the euro on that date.

   At this early stage no one knows what the degree of impact of the introduction of the euro will be. To the extent that the market impact or effect on a portfolio
                                       22
holding is negative or portfolio service-provider systems cannot process the euro conversion, the portfolio's performance could be hurt.

   EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money a portfolio could gain or lose on an investment.

    --HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

    --SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the portfolio is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

   INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

   INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

   LIQUIDITY RISK Certain portfolio securities may be difficult or impossible to sell at the time and the price that the portfolio would like. A portfolio may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on portfolio management or performance.

   MARKET RISK The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

   OPERATIONAL RISK Some countries have less developed securities markets (and related transaction, registration and custody practices) that could subject a portfolio to losses from fraud, negligence, delay or other actions.

   POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

   VALUATION RISK The lack of an active trading market may make it difficult
                                       23
to obtain an accurate price for a portfolio security.

   YEAR 2000 PROCESSING RISK The portfolios' adviser is working to address the Year 2000 issue relating to the change from "99" to "00" on January 1, 2000 and has obtained assurances from service providers that they are taking similar steps. The adviser is working on the Year 2000 issue pursuant to a plan designed to address potential problems and progress is proceeding according to the plan. The adviser anticipates the completion of testing of internal systems in early 1999, and is developing contingency plans intended to address any unexpected service problems. However, there can be no assurance that these efforts will be sufficient, and any noncompliant computer systems could hurt key portfolio operations, such as shareholder servicing, pricing and trading.

   The Year 2000 issue affects practically all companies, organizations, governments, markets and economies throughout the world -- including companies or governmental entities in which the portfolios invest and markets in which they trade. However, at this time no one knows precisely what the degree of impact will be. To the extent that the impact on a portfolio holding or on markets or economies is negative, it could seriously affect a portfolio's performance.

                       This page intentionally left blank

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

 KEY TO TABLE:

[X]    Permitted without limitation; does not indicate actual
       use
20%    Italic type (e.g., 20%) represents an investment
       limitation as a percentage of NET portfolio assets; does
       not indicate actual use
20%    Roman type (e.g., 20%) represents an investment
       limitation as a percentage of TOTAL portfolio assets;
       does not indicate actual use
[ ]    Permitted, but not expected to be used to a significant
       extent
--     Not permitted


                                                          INTERNATIONAL  EMERGING    JAPAN
                                                             EQUITY       MARKETS    GROWTH
                                                            PORTFOLIO    PORTFOLIO  PORTFOLIO
                    INVESTMENT PRACTICE                               LIMIT
BORROWING The borrowing of money from banks to meet
redemptions or for other temporary or emergency purposes.
Speculative exposure risk.                                     30%           30%       30%
------------------------------------------------------------------------------------------
COUNTRY/REGION FOCUS Investing a significant portion of
portfolio assets in a single country or region. Market
swings in the targeted country or region will be likely to
have a greater effect on portfolio performance than they
would in a more geographically diversified equity portfolio.
Currency, market, political risks.                              [X]           [X]       [X]
-------------------------------------------------------------------------------------------
CURRENCY HEDGING Instruments, such as options, futures,
forwards or swaps, intended to manage portfolio exposure to
currency risk. Options, futures or forwards involve the
right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Swaps involve the right or obligation to receive or make payments based on two different currency rates. Correlation, credit, currency,
hedged exposure, liquidity, political, valuation risks.*        [X]           [X]       [X]
-------------------------------------------------------------------------------------------
EMERGING MARKETS Countries generally considered to be
relatively less developed or industrialized. Emerging
markets often face economic problems that could subject a
portfolio to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market
infrastructure, shareholder protections and company laws
could expose a portfolio to risks beyond those generally
encountered in developed countries. Access, currency,
information, liquidity, market, operational, political,
valuation risks.                                               [X]            [X]        --
-------------------------------------------------------------------------------------------
EQUITY SWAPS A contract between a portfolio and another
party in which the parties agree to exchange streams of
payments based on certain benchmarks. For example, a
portfolio may use equity swaps to gain access to the
performance of a benchmark asset (such as an index or one or more stocks) where the portfolio's direct investment is
restricted. Credit, currency, interest-rate, liquidity,
market, political, speculative exposure, valuation risks.      [ ]            [ ]        --
-------------------------------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts
that enable a portfolio to hedge against or speculate on
future changes in currency values, interest rates or stock
indexes. Futures obligate the portfolio (or give it the
right, in the case of options) to receive or make payment at a specific future time based on those future changes.*
Correlation, currency, hedged exposure, interest-rate,
market, speculative exposure risks.**                          [ ]            [ ]       [ ]
-------------------------------------------------------------------------------------------

                                                              INTERNATIONAL   EMERGING    JAPAN
                                                              EQUITY          MARKETS     GROWTH
                                                              PORTFOLIO       PORTFOLIO   PORTFOLIO
                    INVESTMENT PRACTICE                                       LIMIT
NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities and
convertible securities rated below the fourth-highest grade
(BBB/Baa) by Standard & Poor's or Moody's rating service,
and unrated securities of comparable quality. Commonly
referred to as junk bonds. Credit, information,
interest-rate, liquidity, market, valuation risks.               [ ]           35%         [ ]
--------------------------------------------------------------------------------------------------
OPTIONS Instruments that provide a right to buy (call) or
sell (put) a particular security or an index of securities
at a fixed price within a certain time period. A portfolio
may purchase both put and call options for hedging or
speculative purposes.* Correlation, credit, hedged exposure,
liquidity, market, speculative exposure, valuation risks.       [x]          [x]          [x]
--------------------------------------------------------------------------------------------------
PRIVATIZATION PROGRAMS Foreign governments may sell all or
part of their interests in enterprises they own or control.
Access, currency, information, liquidity, operational,
political, valuation risks.                                     [x]          [x]           --
--------------------------------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Securities with
restrictions on trading, or those not actively traded. May
include private placements. Liquidity, market, valuation
risks.                                                          10%          15%          10%
--------------------------------------------------------------------------------------------------
SECURITIES LENDING Lending portfolio securities to financial institutions; a portfolio receives cash, U.S. government
securities or bank letters of credit as collateral. Credit,
liquidity, market, operational risks.                           [ ]          [ ]          [ ]
--------------------------------------------------------------------------------------------------
SHORT SALES "AGAINST THE BOX" A short sale when the
portfolio owns enough shares of the security involved to
cover the borrowed securities, if necessary. Liquidity,
market, speculative exposure risks.                             [ ]          [ ]          [ ]
--------------------------------------------------------------------------------------------------
SPECIAL-SITUATION COMPANIES Companies experiencing unusual
developments affecting their market values. Special
situations may include acquisition, consolidation,
reorganization, recapitalization, merger, liquidation,
special distribution, tender or exchange offer, or
potentially favorable litigation. Securities of a
special-situation company could decline in value and hurt a
portfolio's performance if the anticipated benefits of the
special situation do not materialize. Information, market
risks.                                                          [ ]          [ ]          [ ]
--------------------------------------------------------------------------------------------------

                                                              INTERNATIONAL   EMERGING    JAPAN
                                                              EQUITY          MARKETS     GROWTH
                                                              PORTFOLIO       PORTFOLIO   PORTFOLIO
                    INVESTMENT PRACTICE                                       LIMIT
START-UP AND OTHER SMALL COMPANIES Companies with small
relative market capitalizations, including those with
continuous operations of less than three years. Information,
liquidity, market, valuation risks.                            [x]            [x]         [x]
----------------------------------------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of a
portfolio's assets in investments such as money market
obligations and investment-grade debt securities for
defensive purposes. Although intended to avoid losses in
adverse market, economic, political or other conditions,
defensive tactics might be inconsistent with a portfolio's
principal investment strategies and might prevent a
portfolio from achieving its goal.                             [ ]            [ ]         [ ]
----------------------------------------------------------------------------------------------------
WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at
a specified price and usually for a limited time. Liquidity,
market, speculative exposure risks.                            10%            10%         10%
----------------------------------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase
or sale of securities for delivery at a future date; market
value may change before delivery. Liquidity, market,
speculative exposure risks.                                    20%            20%         [ ]
----------------------------------------------------------------------------------------------------

 * The portfolios are not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.
** Each portfolio is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                       This page intentionally left blank

                               MEET THE MANAGERS

                                [Edwards PHOTO]
                              P. NICHOLAS EDWARDS
                               Managing Director

 -- Co-Portfolio Manager,
    International Equity Portfolio
    since April 1998

 -- Portfolio Manager,
    Japan Growth Portfolio
    since inception

 -- With Warburg Pincus since 1995

 -- Previously director at Jardine Fleming Investment Advisers, Tokyo,
    1984 - 1995

                                 [ERLICH PHOTO]
                          HAROLD W. EHRLICH, CFA, CIC
                               Managing Director

 -- Co-Portfolio Manager,
    International Equity Portfolio
    since April 1998

 -- With Warburg Pincus since 1995

 -- Previously senior vice president,
    portfolio manager and analyst at Templeton Investment Counsel Inc.

                                  [KING PHOTO]
                                RICHARD H. KING
                               Managing Director

 -- Portfolio Manager,
    International Equity Portfolio
    since inception

 -- Co-Portfolio Manager,
    Emerging Markets Portfolio
    since inception

 -- With Warburg Pincus since 1989

                                [MCBRIDE PHOTO]
                               VINCENT J. MCBRIDE
                             Senior Vice President

 -- Co-Portfolio Manager,
    International Equity Portfolio
    since April 1998

 -- Co-Portfolio Manager,
    Emerging Markets Portfolio
    since 1997

 -- With Warburg Pincus since 1994

 -- Previously international equity analyst with Smith Barney Inc.

                 Job titles indicate position with the adviser.

                                [KAMSHAD PHOTO]
                                 MORID KAMSHAD
                                 Vice President

 --Associate Portfolio Manager, Emerging Markets Portfolio since April 1998

 --Joined Warburg Pincus in 1997

 --Senior investment manager with Pictet Asset Management, 1995 - 1997

 --Investment analyst with HSBC Asset Management, 1994 - 1995

 --Business development manager with Air Products and Chemicals-France, 19XX - 1994

                                  [KIM PHOTO]
                                  JUN SUNG KIM
                                 Vice President

 --Associate Portfolio Manager, Emerging Markets Portfolio since April 1998

 --Joined Warburg Pincus in 1997

 --Investment manager with Asset Korea Ltd., Seoul, 1995 - 1997

 --Investment analyst with Baring Securities Ltd., Seoul, 1994 - 1995

 --Assistant investment manager with Koeneman Capital Management, Singapore,
  19XX - 1994

                                 [LAFFAN PHOTO]
                               FEDERICO D. LAFFAN
                                 Vice President

 --Associate Portfolio Manager, Emerging Markets Portfolio since April 1998

 --Joined Warburg Pincus in 1997

 --Senior manager and partner with Green Cay Asset Management, 1996 - 1997

 --Senior portfolio manager and director with Foreign & Colonial Emerging
  Markets, London, 19XX - 199X

                 Job titles indicate position with the adviser.

                               ABOUT YOUR ACCOUNT

     SHARE VALUATION

   The price of your shares is also referred to as their net asset value (NAV).

   The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing each portfolio's total assets, less its liabilities, by the number of shares outstanding in each portfolio.

   Each portfolio values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, securities and other assets are valued by another method that the Board believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board determines that using this method would not reflect an investment's value.

   Some portfolio securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the portfolios do not compute their prices. This could cause the value of a portfolio's investments to be affected by trading on days when you cannot buy or sell shares.

FINANCIAL SERVICES FIRMS
   You may be able to buy and sell fund shares through financial-services firms such as banks, brokers and financial advisors. The portfolios may authorize these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the portfolio and will be priced at the next-computed NAV.

   Financial-services firms may charge transaction fees or other fees that you could avoid by investing directly with the portfolio. Please read the firm's program materials for any special provisions or additional service features that may apply to your investment. Certain features of the portfolio, such as the minimum initial or subsequent investment amounts, may be modified.

     ACCOUNT STATEMENTS

   In general, you will receive account statements as follows:

 --after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

 --after any changes of name or address of the registered owner(s)

 --otherwise, every quarter

   You will receive annual and semiannual financial reports.

     DISTRIBUTIONS

   As an investor in a portfolio, you are entitled to your share of the portfolio's net income and gains on its investments. The portfolio passes these earnings along to its shareholders as distributions.

   Each portfolio earns dividends from stocks and interest from bond, money market and other investments. These are passed along as dividend distributions. A
                                       32
portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions.

   The portfolios typically distribute dividends and capital gains annually, usually in December.

   Most investors have their distributions reinvested in additional shares of the same portfolio. Distributions will be reinvested unless you choose on your account application to have a check for your distributions mailed to you or sent by electronic transfer.

     TAXES

   As with any investment, you should consider how your investment in a portfolio will be taxed. Unless your account is an IRA or other tax-advantaged account, you should be aware of the potential tax implications. Please consult your tax professional concerning your own tax situation.

TAXES ON DISTRIBUTIONS
   As long as a portfolio continues to meet the requirements for being a tax-qualified regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

   Distributions you receive from a portfolio, whether reinvested or taken in cash, are generally considered taxable. Portfolio distributions are taxed based on the length of time the portfolio holds its assets, regardless of how long you have held portfolio shares. Distributions from a portfolio's long-term capital gains are taxed as capital gains; distributions from short-term capital gains and other sources are generally taxed as ordinary income. The portfolios will mostly make capital gains distributions, which could be short-term or long-term.

   If you buy shares shortly before or on the "record date"--the date that establishes you as the person to receive the upcoming distribution--you may receive a portion of the money you just invested in the form of a taxable distribution.

   The Form 1099 that is mailed to you every January details your distributions and their federal tax category.

TAXES ON TRANSACTIONS

   Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

                                 BUYING SHARES

     OPENING AN ACCOUNT

   Your account application provides us with key information we need to set up your account correctly. It also lets you authorize services that you may find convenient in the future.

   If you need an application, call our Institutional Service Center to receive one by mail or fax.

   You can make your initial investment by check or wire. The "By Wire" method in the table on the opposite page enables you to buy shares on a particular day at that day's closing NAV.

     BUYING AND SELLING SHARES

   The Institutional Fund is open on those days when the NYSE is open, typically Monday through Friday. If we receive your request in proper form by the close of the NYSE (usually 4 p.m. ET), your transaction will be priced at that day's NAV. If we receive it after that time, it will be priced at the next business day's NAV.

                           MINIMUM INITIAL INVESTMENT

International Equity
  Portfolio                                                           $3,000,000

Emerging Markets Portfolio                                            $2,000,000

Japan Growth Portfolio                                                $1,000,000

                         MINIMUM SUBSEQUENT INVESTMENT

International Equity Portfolio                                           $50,000

Emerging Markets Portfolio                                               $50,000

Japan Growth Portfolio                                                      NONE

   The minimum initial investment for any group of related persons is an aggregate $4,000,000. Certain retirement plans for which recordkeeping is performed on an omnibus basis for multiple participants are not subject to investment minimums.

     ADDING TO AN ACCOUNT

   You can add to your account in a variety of ways, as shown in the table on the opposite page. If you want to use ACH transfer, be sure to complete the "ACH on Demand" section of the account application.

     INVESTMENT CHECKS

   Please use either a personal or bank check payable in U.S. dollars to Warburg Pincus Institutional Fund, Inc. Unfortunately, we cannot accept "starter" checks that do not have your name pre-printed on them. We also cannot accept checks payable to you or to another party and endorsed to the order of Warburg Pincus Institutional Fund, Inc. These types of checks may be returned to you and your purchase order may not be processed. Limited exceptions include government checks.

                               WIRE INSTRUCTIONS

  State Street Bank and Trust Company
  ABA# 0110 000 28
  Attn: Mutual Funds/Custody Dept.
  Warburg Pincus Institutional
    Fund, Inc.
  [Institutional Portfolio name]
  DDA# 9904-649-2
  F/F/C: [Account Number and Registration]

           OPENING AN ACCOUNT                            ADDING TO AN ACCOUNT
BY CHECK
-- Complete the New Account Application.        -- Make your check payable to Warburg
-- Make your check payable to Warburg              Pincus Institutional Fund, Inc.
   Pincus Institutional Fund, Inc.              -- Write the account number and the fund
-- Mail to Warburg Pincus Institutional            and portfolio name on your check.
   Fund, Inc.                                   -- Mail to Warburg Pincus Institutional
                                                   Fund, Inc.
BY EXCHANGE
-- Call our Institutional Service Center        -- Call our Institutional Service Center
   to request an exchange. Be sure to read         to request an exchange.
   the current Prospectus for the new              If you do not have telephone privileges,
   portfolio.                                      mail or fax a letter of instruction.
If you do not have telephone privileges,
mail or fax a letter of instruction.
BY WIRE
-- Complete and sign the New Account            -- Call our Institutional Service Center
   Application.                                    by 4 p.m. ET to inform us of the incoming
-- Call our Institutional Service Center           wire. Please be sure to specify your
   and fax the signed New Account                  name, account number and the fund and
   Application by 4 p.m. ET.                       portfolio name on your wire advice.
-- Institutional Services will telephone        -- Wire the money for receipt that day.
   you with your account number. Please be
sure to specify your name, account number
and the fund and portfolio name on your
wire advice.
-- Wire your initial investment for
   receipt that day.
-- Mail the original, signed application
   to Warburg Pincus Institutional Fund,
   Inc.
BY ACH TRANSFER

-- Cannot be used to open an account.          -- Call our Institutional Service Center
                                                  to request an ACH transfer from your
                                                  bank.
                                               -- Your purchase will be effective at the
                                                  next NAV calculated after we receive your
                                                  order in proper form.
                                               Requires ACH on Demand privileges.

                      INSTITUTIONAL SERVICES 800-222-8977
                      MONDAY - FRIDAY, 8 A.M. - 5 P.M. ET
                                       35

                                 SELLING SHARES

   SELLING SOME OR ALL OF YOUR SHARES                       CAN BE USED FOR
BY MAIL

Write us a letter of instruction that          -- Sales of any amount.
includes:
-- your name(s) and signature(s) or, if
   redeeming on an investor's behalf, the
   name(s) of the registered owner(s) and
   the signature(s) of their legal
   representative(s)
-- the fund and portfolio name and account
   number
-- the dollar amount you want to sell
-- how to send the proceeds
Obtain a signature guarantee or other
documentation, if required (see "Selling
Shares in Writing").
Mail the materials to Warburg Pincus
Institutional Fund, Inc.
If only a letter of instruction is
required, you can fax it to the
Institutional Service Center.
BY EXCHANGE
-- Call our Institutional Service Center        -- Accounts with telephone privileges.
   to request an exchange. Be sure to read      If you do not have telephone privileges,
the current Prospectus for the new              mail or fax a letter of instruction to
portfolio.                                      exchange shares.
BY PHONE

Call our Institutional Service Center to       -- Accounts with telephone privileges.
request a redemption. You can receive the
proceeds as:
-- a check mailed to the address of record
-- an ACH transfer to your bank
-- a wire to your bank
See "By Wire or ACH Transfer" for
details.
BY WIRE OR ACH TRANSFER
-- Complete the "Wire Instructions" or          -- Requests by phone or mail.
   "ACH on Demand" section of your New
Account Application.
-- For federal-funds wires, proceeds will
   be wired on the next business day. For
   ACH transfers, proceeds will be
   delivered within two business days.

     SELLING SHARES IN WRITING

   Some circumstances require a written sell order, along with a signature guarantee. These include:

 --accounts whose address of record has been changed within the past 30 days

 --redemption in certain large accounts (other than by exchange)

 --requests to send the proceeds to a different payee or address

 --shares represented by certificates, which must be returned with your sell order

   A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public.

     RECENTLY PURCHASED SHARES

   If the portfolio has not yet collected payment for the shares you are selling, it will delay sending you the proceeds until your purchase payment clears. This may take up to 10 calendar days after the purchase. To avoid the collection period, consider buying shares by bank wire, bank check, certified check or money order.

                      INSTITUTIONAL SERVICES 800-222-8977
                      MONDAY - FRIDAY, 8 A.M. - 5 P.M. ET
                                       37

                                 OTHER POLICIES

     TRANSACTION DETAILS

   You are entitled to capital-gain and earned dividend distributions as soon as your purchase order is executed.

   Your purchase order will be canceled and you may be liable for losses or fees incurred by a portfolio if:

 --your investment check or ACH transfer does not clear

 --you place a telephone order by 4 p.m. ET and we do not receive your wire that day

   If you wire money without first calling our Institutional Service Center to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

   While we monitor telephone servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders by telephone.

   Uncashed redemption or distribution checks do not earn interest.
     ACCOUNT CHANGES

   Call our Institutional Service Center to update your account records whenever you change your address. Institutional Services can also help you change your account information or privileges.
     SPECIAL SITUATIONS

   The Institutional Fund reserves the right to:

 --refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive trading

 --change or discontinue its exchange privilege after 30 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

 --change minimum investment amounts after 15 days' notice to current investors of any increases

 --charge a wire redemption fee

 --make a "redemption in kind"--payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt portfolio operations

 --suspend redemptions or postpone payment dates as permitted by the Investment
  Company Act of 1940 (such as periods other than weekends or holidays where the NYSE is closed, periods where trading on the NYSE is restricted, or any other time that the SEC permits)

 --stop offering a portfolio's shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                      INSTITUTIONAL SERVICES 800-222-8977
                      MONDAY - FRIDAY, 8 A.M. - 5 P.M. ET
                                       38

   More information about these portfolios is available free upon request, including the following:

     ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

   Includes financial statements, portfolio investments and detailed performance information.

   The Annual Report also contains a letter from the portfolio manager discussing market conditions and investment strategies that significantly affected portfolio performance during its past fiscal year.

     OTHER INFORMATION

   A current Statement of Additional Information (SAI) is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference.

   You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC
(phone 800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

   Please contact Warburg Pincus Funds to obtain, without charge, the SAI and Annual and Semiannual Reports and to make shareholder inquiries:

BY TELEPHONE:
   (800-222-8977)

BY MAIL:
   Warburg Pincus Funds
   P.O. Box 9030
   Boston, MA 02205-9030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial
   Attn: Warburg Pincus Funds
   2 Heritage Drive
   North Quincy, MA 02171

ON THE INTERNET:
   www.warburg.com

   SEC FILE NUMBER:

   Warburg Pincus Institutional
   Fund, Inc.                                                           811-6670

                              FOR MORE INFORMATION

                          [WARBURG PINCUS FUNDS LOGO]
                      P.O. BOX 9030, BOSTON, MA 02205-9030

                        800-222-8977 -- www.warburg.com
COUNSELLORS SECURITIES INC., DISTRIBUTOR.                           WPINI-1-0299

                 Subject to Completion, dated December 23, 1998
                                   PROSPECTUS
                               February 22, 1999

             WARBURG PINCUS INSTITUTIONAL FUND, INC.

                     -- VALUE PORTFOLIO

                     -- SMALL COMPANY VALUE PORTFOLIO

                     -- SMALL COMPANY GROWTH PORTFOLIO

                     -- POST-VENTURE CAPITAL PORTFOLIO

           As with all mutual funds, the Securities and Exchange
           Commission has not approved these portfolios, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

                             [Warburg Pincus Logo]

     THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                       This page intentionally left blank

                                    CONTENTS

KEY POINTS.................... ....................           5
   Goals and Principal Strategies..................           5
   Investor Profile................................           5
   A Word About Risk...............................           6
PERFORMANCE SUMMARY............... ................           7
   Year-by-Year Total Returns......................           7
   Average Annual Total Returns....................           8
INVESTOR EXPENSES................ .................           9
   Fees and Portfolio Expenses.....................           9
   Example.........................................          10
THE PORTFOLIOS IN DETAIL............. .............          11
   The Management Firms............................          11
   Portfolio Information Key.......................          12
VALUE PORTFOLIO................. ..................          13
SMALL COMPANY VALUE PORTFOLIO.......... ...........          15
SMALL COMPANY GROWTH PORTFOLIO.......... ..........          17
POST-VENTURE CAPITAL PORTFOLIO.......... ..........          19
MORE ABOUT RISK................. ..................          21
   Introduction....................................          21
   Types of Investment Risk........................          21
   Certain Investment Practices....................          24
MEET THE MANAGERS................ .................          28
ABOUT YOUR ACCOUNT................ ................          30
   Share Valuation.................................          30
   Account Statements..............................          30
   Distributions...................................          31
   Taxes...........................................          31
BUYING SHARES.................. ...................          32
SELLING SHARES.................. ..................          34
OTHER POLICIES.................. ..................          36
FOR MORE INFORMATION............... ...............  back cover

                       This page intentionally left blank

                                   KEY POINTS
                         GOALS AND PRINCIPAL STRATEGIES

PORTFOLIO/RISK FACTORS            GOAL                          STRATEGY
VALUE PORTFOLIO         Total return              -- Invests primarily in equity
Risk factors:                                        securities
 Market risk                                      -- Focuses on large U.S. companies
                                                  -- Analyzes such factors as
                                                     price-to-earnings and
                                                     price-to-book ratios, using a
                                                     value investment style
SMALL COMPANY VALUE     Long-term capital         -- Invests in equity securities of
PORTFOLIO               appreciation                 small U.S. companies
Risk factors:                                     -- Analyzes factors such as
 Market risk                                         price-to-earnings, price-to-book
Start-up and other                                   and price-to-cash flow ratios,
small companies                                      using a value investment style
Special-situation
companies
SMALL COMPANY GROWTH    Capital growth            -- Invests in equity securities of
PORTFOLIO                                            small U.S. companies
Risk factors:                                     -- Using a growth investment style,
 Market risk                                         may look for either developing or
Start-up and other                                   older companies in a growth
small companies                                      stage or companies providing
Special-situation                                    products or services with a high
companies                                            unit-volume growth rate
POST-VENTURE CAPITAL    Long-term growth of       -- Invests primarily in equity
PORTFOLIO               capital                      securities of U.S. companies
Risk factors:                                        considered to be in their
 Market risk                                         post-venture-capital stage of
Start-up and other                                   development
small companies                                   -- May invest in companies of any
Special-situation                                    size
companies                                         -- Takes a growth investment
                                                     approach to identifying attractive
                                                     post-venture-capital investments

     INVESTOR PROFILE

   THESE PORTFOLIOS ARE DESIGNED FOR INVESTORS WHO:

 -- have longer time horizons

 -- are willing to assume the risk of losing money in exchange for attractive potential long-term returns

 -- are investing for total return, growth and income, or capital appreciation

 -- want to diversify their portfolios with more aggressive stock funds

 -- are investing for long-term goals that may include college or retirement

   THEY MAY NOT BE APPROPRIATE IF YOU:

 -- are investing for a shorter time horizon

 -- are uncomfortable with an investment that will fluctuate in value

 -- are looking primarily for income

   You should base your selection of a portfolio on your own goals, risk preferences and time horizon.

     A WORD ABOUT RISK

   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

   Principal risk factors for the portfolios are discussed below. Before you invest, please make sure you understand the risks that apply to your portfolio. As with any mutual fund, you could lose money over any period of time.

   Investments in the portfolios are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK
All portfolios

   The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

START-UP AND OTHER SMALL COMPANIES
Small Company Value Portfolio
Small Company Growth Portfolio
Post-Venture Capital Portfolio

   Start-up and other small companies may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. Their securities may carry increased market, liquidity and other risks. Key information about the company may be inaccurate or unavailable.

SPECIAL-SITUATION COMPANIES
Small Company Value Portfolio
Small Company Growth Portfolio
Post-Venture Capital Portfolio

   "Special situations" are unusual developments that affect a company's market value. Examples include mergers, acquisitions and reorganizations. Securities of special-situation companies may decline in value if the anticipated benefits of the special situation do not materialize.

                              PERFORMANCE SUMMARY

The bar chart below and the table on the next page provide an indication of the risks of investing in these portfolios. The bar chart shows you how each portfolio's performance has varied from year to year for up to ten years. The table compares each portfolio's performance over time to that of a broadly based securities market index and other indexes, if applicable. As with all mutual funds, past performance is not a prediction of the future.

                           YEAR-BY-YEAR TOTAL RETURNS

                                     [GRAPH]

                          AVERAGE ANNUAL TOTAL RETURNS

                                ONE YEAR   FIVE YEARS   10 YEARS    LIFE OF   INCEPTION
    PERIOD ENDED 12/31/98:        1998     1994-1998    1989-1998    FUND       DATE
VALUE PORTFOLIO                  XX.xx%          NA          NA     XX.xx%     6/30/97
S&P 500 INDEX                    XX.xx%          NA          NA     XX.xx%
SMALL COMPANY VALUE PORTFOLIO    XX.xx%          NA          NA     XX.xx%    10/31/97
RUSSELL 2000 GROWTH INDEX        XX.xx%          NA          NA     XX.xx%
SMALL COMPANY GROWTH PORTFOLIO   XX.xx%          NA          NA     XX.xx%    12/29/95
RUSSELL 2000 GROWTH INDEX        XX.xx%          NA          NA     XX.xx%
POST-VENTURE CAPITAL PORTFOLIO   XX.xx%          NA          NA     XX.xx%    10/31/97
RUSSELL 2000 GROWTH INDEX        XX.xx%          NA          NA     XX.xx%
RUSSELL 2500 GROWTH INDEX        XX.xx%          NA          NA     XX.xx%
NASDAQ INDUSTRIALS INDEX         XX.xx%          NA          NA     XX.xx%

                           UNDERSTANDING PERFORMANCE

   -TOTAL RETURN tells you how much an investment in a portfolio has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

   -A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

   -An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year.
    It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

   -Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

                               INVESTOR EXPENSES

                          FEES AND PORTFOLIO EXPENSES

This table describes the fees and expenses you may bear as a shareholder. Annual portfolio operating expense figures are for the fiscal year ended October 31, 1998.


                                                 SMALL       SMALL
                                                COMPANY     COMPANY    POST-VENTURE
                                     VALUE       VALUE      GROWTH       CAPITAL
                                   PORTFOLIO   PORTFOLIO   PORTFOLIO    PORTFOLIO
SHAREHOLDER FEES
 (paid directly from your investment)
Sales charge "load" on
   purchases                          NONE        NONE        NONE         NONE
Deferred sales charge "load"          NONE        NONE        NONE         NONE
Sales charge "load" on reinvested
  distributions                       NONE        NONE        NONE         NONE
Redemption fees                       NONE        NONE        NONE         NONE
Exchange fees                         NONE        NONE        NONE         NONE
ANNUAL PORTFOLIO OPERATING EXPENSES
 (deducted from portfolio assets)
Management fee                        .75%        .90%        .90%        1.10%
Distribution and service
   (12b-1) fee                        NONE        NONE        NONE         NONE
Other expenses                        .44%       1.74%        .27%        4.34%
TOTAL ANNUAL PORTFOLIO
   OPERATING EXPENSES*               1.19%       2.64%       1.17%        5.44%

 * Actual fees and expenses for the fiscal year ended October 31, 1998 are shown below. Fee waivers and expense reimbursements or credits reduced some expenses during 1998 but may be discontinued at any time.


                                                SMALL       SMALL
                                               COMPANY     COMPANY    POST-VENTURE
   EXPENSES AFTER WAIVERS         VALUE         VALUE      GROWTH       CAPITAL
     AND REIMBURSEMENTS         PORTFOLIO     PORTFOLIO   PORTFOLIO    PORTFOLIO
Management fee                     .36%          .25%        .72%         .28%
Distribution and service
   (12b-1) fee                     NONE          NONE        NONE         NONE
Other expenses                     .39%          .74%        .27%         .97%
TOTAL ANNUAL PORTFOLIO
 OPERATING
   EXPENSES                        .75%          .99%        .99%        1.25%

                                    EXAMPLE

This example may help you compare the cost of investing in these portfolios with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, each portfolio returns 5% annually, expense ratios remain as listed in the first table on the opposite page (before fee waivers and expense reimbursements or credits) and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

                                         ONE YEAR   THREE YEARS   FIVE YEARS   10 YEARS
VALUE PORTFOLIO                            $121         $378          $654      $1,443
SMALL COMPANY VALUE PORTFOLIO              $267         $820        $1,400      $2,973
SMALL COMPANY GROWTH PORTFOLIO             $119         $372          $644      $1,420
POST-VENTURE CAPITAL PORTFOLIO             $543       $1,621        $2,690      $5,322

                            THE PORTFOLIOS IN DETAIL

     THE MANAGEMENT FIRMS

   WARBURG PINCUS ASSET
MANAGEMENT, INC.
466 Lexington Avenue
New York, NY 10017-3147

 -Investment adviser for the portfolios

 -Responsible for managing each portfolio's assets according to its goal and strategy and supervising Abbott's activities for the Post-Venture Capital Portfolio

 -A professional investment advisory firm providing investment services to individuals since 1970 and to institutions since 1973

 -Currently manages approximately $19.9 billion in assets

   For easier reading, Warburg Pincus Asset Management, Inc. will be referred to as "Warburg Pincus" or "we" throughout this Prospectus.
   ABBOTT CAPITAL MANAGEMENT, LLC
50 Rowes Wharf, Suite 240
Boston, MA 02110-3328
 -Sub-investment adviser for the Post-Venture Capital Portfolio

 -Responsible for managing the portfolio's investments in private equity portfolios

 -A registered investment adviser concentrating on venture capital, buyout, and special-situations investments

 -Currently manages approximately $2.3 billion in assets

     PORTFOLIO
     INFORMATION KEY

   Concise descriptions of each portfolio begin on the next page. Each description provides the following information:

GOAL AND STRATEGY
   The portfolio's particular investment goals and the strategies it intends to use in pursuing them. Percentages of portfolio assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS
   The primary types of securities in which the portfolio invests. Secondary investments are described in "More About Risk."

RISK FACTORS
   The major risk factors associated with the portfolio. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT
   The individuals designated by the investment adviser or sub-investment adviser to handle the portfolio's day-to-day management.

INVESTOR EXPENSES
   Actual portfolio expenses for the 1998 fiscal year. Future expenses may be higher or lower.

 -MANAGEMENT FEE The fee paid to the investment adviser and sub-investment adviser for providing investment advice to the portfolio. Expressed as a percentage of average net assets after waivers.

 -OTHER EXPENSES Fees paid by the portfolio for items such as administration, transfer agency, custody, auditing, legal and registration fees and miscellaneous expenses. Expressed as a percentage of average net assets after waivers, credits and reimbursements.

FINANCIAL HIGHLIGHTS
   A table showing the portfolio's audited financial performance for up to five years.

 -TOTAL RETURN How much you would have earned on an investment in the portfolio, assuming you had reinvested all dividend and capital gain distributions.

 -PORTFOLIO TURNOVER An indication of trading frequency. The portfolio may sell securities without regard to the length of time they have been held. A high turnover rate may increase the portfolio's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income tax liability.

   The Annual Report includes the auditors' report, along with the portfolio's financial statements. It is available free upon request.

                                VALUE PORTFOLIO

     GOAL AND STRATEGY

   The Value Portfolio seeks total return. To pursue this goal, it invests primarily in equity securities of value companies.

   Value companies are companies whose earnings power or asset value does not appear to be reflected in the current stock price. As a result, value companies look underpriced according to financial measurements of their intrinsic worth or business prospects. These measurements include price-to-earnings, price-to-book, price-to-cash flow earnings growth and debt-to-equity ratios. The portfolio manager determines value based upon research and analysis, taking all relevant factors into account.

   This portfolio expects to focus on large U.S. companies with market capitalizations of $1 billion or more, although it may invest in companies of any size.

   Current income is a secondary objective of the portfolio, which the portfolio pursues by investing in dividend-paying equity securities. However, the portfolio's dividend distribution will vary and may be low.

     PORTFOLIO INVESTMENTS

   This portfolio intends to invest at least 65% of its assets in equity securities, including:

 -common and preferred stocks

 -securities convertible into common stocks

 -rights and warrants

   It may also invest in non-convertible debt securities such as bonds, debentures and notes.

   This portfolio may invest up to:

 -10% of net assets in debt securities rated from BB/Ba to C (junk bonds)

 -15% of assets in real-estate investment trusts (REITs)

 -20% of assets in foreign securities

   To a limited extent, the portfolio may also engage in other investment practices.

     RISK FACTORS

   This portfolio's principal risk factor is:

 -market risk

   The value of your investment will fluctuate in response to stock market movements. The amount of income you receive from the portfolio also will fluctuate.

   The portfolio's emphasis on large-company value stocks may reduce its volatility and downside risk. Of course, this is not guaranteed. Value stocks in theory are already underpriced, and large-company stocks tend to be less volatile than small-company stocks. However, a value stock may never reach what the manager believes is its full value, or may even go down in price. In the long run, the portfolio may produce more modest returns than riskier stock portfolios as a trade-off for this potentially lower risk.

   "More About Risk" details certain other investment practices the portfolio may use. Please read that section carefully before you invest.

     PORTFOLIO MANAGEMENT

   Brian S. Posner manages the portfolio. You can find out more about him in "Meet the Managers."

     INVESTOR EXPENSES

   Management fee                                                        .75%
   All other expenses                                                     xx%
   Total expenses                                                         xx%

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the portfolio's independent auditors, PricewaterhouseCoopers LLP.


                       PERIOD ENDED:                             1998       1997(1)
PER-SHARE DATA
Net asset value, beginning of period                              $10.64     $10.00
                                                                  ======     ======
Investment activities:
Net investment income                                               0.16       0.03
Net gains or losses on
investments (both realized
and unrealized)                                                     0.86       0.61
                                                                  ------      -----
 Total from investment activities                                   1.02       0.64
                                                                  ------      -----
Distributions:
From net investment income                                         (0.08)      0.00
From realized capital gains                                        (0.05)      0.00
                                                                  ------      -----
 Total distributions                                               (0.13)      0.00
                                                                  ------      -----
Net asset value, end of period                                    $11.53     $10.64
                                                                  ======     ======
Total return                                                        9.76%      6.40%(2)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(000s omitted)                                                   $58,910    $15,565
Ratio of expenses to average net assets                              .75%(4)     .75%(3,4)
Ratio of net income to average net assets                           1.27%      1.60%(3)
Decrease reflected in above operating expense ratios due to
waivers/reimbursements                                               .44%      1.67%(3)
Portfolio turnover rate                                            70.74%     34.81%(2)

(1) For the period June 30, 1997 (Commencement of Operations) through October 31, 1997.

(2) Non-annualized.

(3) Annualized.

(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the portfolio's expense ratio.

                         SMALL COMPANY VALUE PORTFOLIO

     GOAL AND STRATEGY

   The Small Company Value Portfolio seeks long-term capital appreciation. To pursue this goal, it invests in equity securities of small U.S. value companies. Current income is a secondary consideration in selecting portfolio investments.

   Value companies are companies whose earnings power or asset value does not appear to be reflected in the current stock price. As a result, value companies look underpriced according to financial measurements of their intrinsic worth or business prospects. These measurements include price-to-earnings, price-to-book, price-to-cash flow, earnings growth and debt-to-equity ratios. The portfolio manager determines value based upon research and analysis, taking all relevant factors into account.

   Under normal market conditions, the portfolio will invest at least 65% of assets in equity securities of small U.S. companies. The portfolio considers a "small" company to be one whose market capitalization is within the range of capitalizations of companies in the Russell 2000 Index. As of November 30, 1998, the Russell 2000 Index included companies with market capitalizations between $10.3 million and $2.6 billion.

   Some companies may outgrow the definition of a small company after the portfolio has purchased their securities. These companies continue to be considered small for purposes of the portfolio's 65% minimum allocation to small-company equities. In addition, the portfolio may invest in companies of any size once the 65% policy is met. As a result, the portfolio's average market capitalization may sometimes exceed that of the largest company in the Russell 2000 Index.

     PORTFOLIO INVESTMENTS

   This portfolio invests primarily in equity securities of small-capitalization value companies. Equity holdings may consist of:

 -common and preferred stocks

 -securities convertible into common stocks

 -rights and warrants

   The portfolio may invest up to 20% of assets in foreign securities. To a limited extent, it may also engage in other investment practices.

     RISK FACTORS

   This portfolio's principal risk factors are:

 -market risk

 -start-up and other small companies

 -special-situation companies

   The value of your investment will fluctuate in response to stock market movements. Investing in start-up and other small companies may expose the portfolio to increased market, information and liquidity risks. These risks are defined in "More About Risk."

   Small companies are often involved in "special situations." Securities of special-situation companies may decline in value and hurt the portfolio's performance if
                                       15
the anticipated benefits of the special situation do not materialize. "More About Risk" details certain other investment practices the portfolio may use. Please read that section carefully before you invest.

     PORTFOLIO MANAGEMENT

   Kyle F. Frey manages the portfolio. You can find out more about him in "Meet the Managers."

     INVESTOR EXPENSES

   Management fee                                                        .90%
   All other expenses                                                    .xx%
   Total expenses                                                       X.xx%

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the portfolio's independent auditors, PricewaterhouseCoopers LLP.


                       PERIOD ENDED:                          10/98(1)
PER-SHARE DATA
Net asset value, beginning of period                            $10.00
                                                                ======
Investment activities:
Net investment income                                             0.03
Net gains or losses on investments
(both realized and unrealized)                                   (2.05)
                                                                ------
 Total from investment activities                                (2.02)
                                                                ------
Net asset value, end of period                                   $7.98
                                                                ------
Total return                                                    (20.20)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(000s omitted)                                                  $1,784
Ratio of expenses to average net assets                            .99%(2)
Ratio of net income to average net assets                          .09%
Decrease reflected in above operating expense ratio due to
waivers/reimbursements                                            1.65%
Portfolio turnover rate                                         248.40%

(1) For the year October 31, 1997 (Commencement of Operations) through October 31, 1998.

(2) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the portfolio's expense ratio.

                         SMALL COMPANY GROWTH PORTFOLIO

     GOAL AND STRATEGY

   The Small Company Growth Portfolio seeks capital growth. To pursue this goal, it invests in equity securities of small U.S. growth companies.

   In seeking to identify growth companies--companies with attractive capital-growth potential--the portfolio's portfolio managers often look for:

 -companies still in the developmental stage

 -older companies that appear to be entering a new stage of growth

 -companies providing products or services with a high unit-volume growth rate

   The portfolio may also invest in emerging growth companies--small or medium-size companies that have passed their start-up phase, show positive earnings, and offer the potential for accelerated earnings growth. Emerging growth companies generally stand to benefit from new products or services, technological developments, changes in management or other factors.

   Under normal market conditions, the portfolio will invest at least 65% of assets in equity securities of small U.S. companies. The portfolio considers a "small" company to be one whose market capitalization is within the range of capitalizations of companies in the Russell 2000 Index. As of November 30, 1998, the Russell 2000 Index included companies with market capitalizations between $10.3 million and $2.6 billion.

   Some companies may outgrow the definition of a small company after the portfolio has purchased their securities. These companies continue to be considered small for purposes of the portfolio's minimum 65% allocation to small-company equities. In addition, the portfolio may invest in companies of any size once the 65% policy is met. As a result, the portfolio's average market capitalization may sometimes exceed that of the largest company in the Russell 2000 Index.

     PORTFOLIO INVESTMENTS

   This portfolio intends to invest at least 80% of assets in equity securities of small-capitalization growth companies. Equity holdings may consist of:

 -common and preferred stocks

 -securities convertible into common stocks

 -rights and warrants

   The portfolio may invest up to 20% of assets in foreign securities. To a limited extent, it may also engage in other investment practices.

     RISK FACTORS

   This portfolio's principal risk factors are:

 -market risk

 -start-up and other small companies

 -special-situation companies

   The value of your investment will fluctuate in response to stock market movements. Investing in start-up and other small companies may expose the portfolio to increased market, information and liquidity risks. These risks are defined in "More About Risk."

   Small companies and emerging growth companies are often involved in "special situations." Securities of special-situation companies may decline in value and hurt the portfolio's performance if the anticipated benefits of the special situation do not materialize.

   "More About Risk" details certain other investment practices the portfolio may use. Please read that section carefully before you invest.
     PORTFOLIO MANAGEMENT

   Stephen J. Lurito manages the portfolio's investment portfolio. You can find out more about him in "Meet the Managers."

     INVESTOR EXPENSES

   Management fee                                                        .90%
   All other expenses                                                    .xx%

   Total expenses                                                       X.xx%
                              FINANCIAL HIGHLIGHTS
The figures below have been audited by the portfolio's independent auditors, PricewaterhouseCoopers LLP.


                     PERIOD ENDED:                         10/98     10/97         10/96(1
PER-SHARE DATA
Net asset value, beginning of period                       $15.89     $12.92       $10.00
                                                          =======    =======      =======
Investment activities:
Net investment income                                       (0.08)     (0.05)       (0.01)
Net gains or losses on investments (both realized and
unrealized)                                                 (2.92)      3.02         2.93
                                                          -------    -------      -------
 Total from investment activities                           (3.00)      2.97         2.92
                                                          -------    -------      -------
Net asset value, end of period                             $12.89     $15.89       $12.92
                                                          =======    =======      =======
Total return                                              (18.88)%     22.99%       29.20%(2)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)                  $194,164  $217,861      $96,827
Ratio of expenses to average net assets                       .99%(4)      .99%(4)     .99%(3,4)
Ratio of net income to average net assets                   (.54)%     (.53)%       (.18)%(3)
Decrease reflected in above operating expense ratio due
to waivers/reimbursements                                     .18%       .20%         .69%(3)
Portfolio turnover rate                                     75.20%     91.59%       57.38%(2)

(1) For the period December 29, 1995 (Commencement of Operations) through October 31, 1996.

(2) Non-Annualized.

(3) Annualized.

(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the portfolio's expense ratio.
                                       18

                         POST-VENTURE CAPITAL PORTFOLIO

     GOAL AND STRATEGY

   The Post-Venture Capital Portfolio seeks long-term growth of capital. To pursue this goal, it invests in equity securities of U.S. companies considered to be in their post-venture-capital stage of development.

   A post-venture-capital company is one that has received venture-capital financing either:

 -during the early stages of the company's existence or the early stages of the development of a new product or service, or

 -as part of a restructuring or recapitalization of the company

   In either case, one or more of the following will have occurred within 10 years prior to the portfolio's purchase of the company's securities:

 -the investment of venture-capital financing

 -distribution of the company's securities to venture-capital investors

 -the initial public offering

   Under normal market conditions, the portfolio will invest at least 65% of assets in equity securities of post-venture-capital companies. The portfolio may invest in companies of any size.

     PORTFOLIO INVESTMENTS

   This portfolio invests primarily in equity securities of post-venture-capital companies. Equity holdings may consist of:

 -common and preferred stocks

 -warrants

 -securities convertible into or exchangeable for common stocks

 -partnership interests

   The portfolio may invest up to:

 -10% of assets in special-situation companies

 -10% of assets in private equity portfolios that invest in venture capital companies

 -20% of assets in foreign securities

   To a limited extent, the portfolio may also engage in other investment practices.

     RISK FACTORS

   This portfolio's principal risk factors are:

 -market risk

 -start-up and other small companies

 -special-situation companies

   The value of your investment will fluctuate in response to stock market movements. Investing in start-up and other small companies may expose the portfolio to increased market, information and liquidity risks. These risks are defined in "More About Risk."

   Post-venture-capital companies are often involved in "special situations." Securities of special-situation companies may decline in value and hurt the portfolio's performance if the anticipated benefits of the special situation do not materialize.

   To the extent that it invests in private equity portfolios, the portfolio takes on additional liquidity, valuation and other risks. "More About Risk" details certain other investment practices the portfolio
                                       19
may use. Please read that section carefully before you invest.

     PORTFOLIO MANAGEMENT

   Elizabeth B. Dater and Stephen J. Lurito are Co-Portfolio Managers of the portfolio. Associate Portfolio Managers Robert S. Janis and Christopher M. Nawn assist them. Raymond L. Held and Thaddeus I. Grey manage the portfolio's investments in private equity portfolios. You can find out more about the portfolio's managers in "Meet the Managers."

     INVESTOR EXPENSES
   Management fee                                                       1.10%
   All other expenses                                                    .xx%
   Total expenses                                                       X.xx%

                              FINANCIAL HIGHLIGHTS
The figures below have been audited by the portfolio's independent auditors, PricewaterhouseCoopers LLP.


                       PERIOD ENDED:                          10/98(1)
PER-SHARE DATA
Net asset value, beginning of period                            $10.00
                                                                ------
Investment activities:
Net investment income                                            (0.09)
Net gains or losses on investments
(both realized and unrealized)                                   (1.68)
                                                                ------
 Total from investment activities                                (1.77)
                                                                ------
Net asset value, end of period                                   $8.23
                                                                ------
Total return                                                    (17.70)%
                                                                ======
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)                      $1,180
Ratio of expenses to average net assets                           1.25%(2)
Ratio of net income to average net assets                         (.76%)
Decrease reflected in above operating expense ratio due to
waivers/reimbursements                                            4.19%
Portfolio turnover rate                                          98.89%

(1) For the year October 31, 1997 (Commencement of Operations) through October 31, 1998.

(2) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the portfolio's expense ratio.

                                MORE ABOUT RISK

     INTRODUCTION

   A portfolio's goal and principal strategies largely determine its risk profile. You will find a concise description of each portfolio's risk profile in "Key Points." The preceding discussions of each portfolio contain more detailed information. This section discusses other risks that may affect the portfolios.

   The portfolios may use certain investment practices that have higher risks associated with them. However, each portfolio has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

     TYPES OF INVESTMENT RISK

   The following risks are referred to throughout this prospectus.

   CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

   CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

   CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses.

   EURO CONVERSION The introduction of a new single European currency, the euro, may result in uncertainties for securities of European companies, European markets and the operation of the portfolios. The euro was introduced on January 1, 1999, by 11 European Union member countries who are participating in European Monetary Union (EMU).

   The introduction of the euro results in the redenomination of certain European debt and equity securities over a period of time, which may bring differences in various accounting, tax and/or legal treatments that would not otherwise occur. Any market disruptions relating to the introduction of the euro could adversely affect the value of European securities and currencies held by the portfolios. Other risks relate to the ability of financial institutions' systems to process euro transactions. Additional economic and operational issues are raised by the fact that certain European Union member countries, including the United Kingdom, did not participate in EMU on January 1, 1999, and therefore did not implement the euro on that date.

   At this early stage no one knows what the degree of impact of the introduction of the euro will be. To the extent that the market impact or effect on a portfolio holding is negative or portfolio service-provider systems cannot process the euro conversion, the portfolio performance could be hurt.

   EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money a portfolio could gain or lose on an investment.

    --HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

    --SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the portfolio is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

   INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

   INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

   LIQUIDITY RISK Certain portfolio securities may be difficult or impossible to sell at the time and the price that the portfolio would like. A portfolio may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on portfolio management or performance.

   MARKET RISK The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

   OPERATIONAL RISK Some countries have less developed securities markets (and related transaction, registration and custody practices) that could subject a portfolio to losses from fraud, negligence, delay or other actions.

   POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

   VALUATION RISK The lack of an
active trading market may make it difficult to obtain an accurate price for a portfolio security.

   YEAR 2000 PROCESSING RISK The portfolios' adviser and sub-investment adviser are working to address the Year
                                       22

2000 issue relating to the change from "99" to "00" on January 1, 2000 and have obtained assurances from service-providers that they are taking similar steps. The adviser and sub-investment adviser are working on the Year 2000 issue pursuant to a plan designed to address potential problems and progress is proceeding according to the plan. The adviser and sub-investment adviser anticipate the completion of testing of internal systems in early 1999, and are developing contingency plans intended to address any unexpected service problems. However, there can be no assurance that these efforts will be sufficient, and any noncompliant computer systems could hurt key portfolio operations, such as shareholder servicing, pricing and trading.

   The Year 2000 issue affects practically all companies, organizations, governments, markets and economies throughout the world -- including companies or governmental entities in which the portfolios invest and markets in which they trade. However, at this time no one knows precisely what the degree of impact will be. To the extent that the impact on a portfolio holding or on markets or economies is negative, it could seriously affect a portfolio's performance.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

[X]    Permitted without limitation; does not indicate
       actual use
20%    Italic type (e.g., 20%) represents an investment
       limitation as a percentage of NET fund assets; does
       not indicate actual use
20%    Roman type (e.g., 20%) represents an investment
       limitation as a percentage of TOTAL fund assets; does
       not indicate actual use
[ ]    Permitted, but not expected to be used to a
       significant extent
--     Not permitted




                                                                      SMALL     SMALL     POST-
                                                                      COMPANY   COMPANY   VENTURE
                                                              VALUE   VALUE     GROWTH    CAPITAL
 INVESTMENT PRACTICE                                                         LIMIT
BORROWING The borrowing of money from banks to meet
redemptions or for other temporary or emergency purposes.
Speculative exposure risk.                                     30%     30%       30%       30%
---------------------------------------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts
that enable a fund to hedge against or speculate on future
changes in currency values, interest rates or stock indexes.
Futures obligate the portfolio (or give it the right, in the case of options) to receive or make payment at a specific
future time based on those future changes.* Correlation,
currency, hedged exposure, interest-rate, market,
speculative exposure risks.**                                  [ ]     [ ]       [ ]       [ ]
---------------------------------------------------------------------------------------------------
FOREIGN SECURITIES Securities of foreign issuers. May
include depositary receipts. Currency, euro conversion,
information, liquidity, market, political, valuation risks.    20%     10%       10%       20%
---------------------------------------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
below the fourth-highest grade (BBB/Baa) by Standard &
Poor's or Moody's rating service, and unrated securities of
comparable quality. Commonly referred to as junk bonds.
Credit, information, interest-rate, liquidity, market,
valuation risks.                                               10%     [ ]       [ ]       --
---------------------------------------------------------------------------------------------------
OPTIONS Instruments that provide a right to buy (call) or
sell (put) a particular security, currency or index of
securities at a fixed price within a certain time period. A
portfolio may purchase or sell (write) both put and call
options for hedging or speculative purposes.* Correlation,
credit, hedged exposure, liquidity, market, speculative
exposure, valuation risks.                                     25%     25%       25%       25%
---------------------------------------------------------------------------------------------------
PRIVATE EQUITY PORTFOLIOS Private limited partnerships or
other investment funds that themselves invest in equity or
debt securities of:
Bcompanies in the venture capital or post-venture capital
 stages of development
Bcompanies engaged in special situations or changes in
 corporate control, including buyouts
Information, liquidity, market, valuation risks.               [ ]     [ ]       [ ]       10%
---------------------------------------------------------------------------------------------------


 INVESTMENT PRACTICE                                                       LIMIT
REAL-ESTATE INVESTMENT TRUSTS (REITS) Pooled investment
vehicles that invest primarily in income-producing real
estate or real-estate related loans or interests. Credit,
interest-rate, market risks.                                    15%     [ ]      [ ]      [ ]
---------------------------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Securities with
restrictions on trading, or those not actively traded. May
include private placements. Liquidity, market, valuation
risks.                                                          15%     10%     10%     15%
---------------------------------------------------------------------------------------------
SECURITIES LENDING Lending portfolio securities to financial institutions; a portfolio receives cash, U.S. government
securities or bank letters of credit as collateral. Credit,
liquidity, market, operational risks.                          [ ]      [ ]      [ ]      [ ]
---------------------------------------------------------------------------------------------
SHORT SALES Selling borrowed securities with the intention
of repurchasing them for a profit on the expectation that
the market price will drop. Liquidity, market, speculative
exposure risks.                                                 10%      --      --      --
---------------------------------------------------------------------------------------------
SHORT SALES "AGAINST THE BOX" A short sale where the
portfolio owns enough shares of the security involved to
cover the borrowed securities, if necessary. Liquidity,
market, speculative exposure risks.                            [ ]      [ ]      [ ]      [ ]
---------------------------------------------------------------------------------------------
SPECIAL-SITUATION COMPANIES Companies experiencing unusual
developments affecting their market values. Special
situations may include acquisition, consolidation,
reorganization, recapitalization, merger, liquidation,
special distribution, tender or exchange offer, or
potentially favorable litigation. Securities of a
special-situation company could decline in value and hurt a
portfolio's performance if the anticipated benefits of the
special situation do not materialize. Information, market
risks.                                                         [ ]      [x]      [x]      [x]
---------------------------------------------------------------------------------------------


 INVESTMENT PRACTICE                                                       LIMIT
START-UP AND OTHER SMALL COMPANIES Companies with small
relative market capitalizations, including those with
continuous operations of less than three years. Information,
liquidity, market, valuation risks.                             [ ]     [x]     [x]     [x]
---------------------------------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of a
portfolio's assets in investments such as money market
obligations and investment-grade debt securities for
defensive purposes. Although intended to avoid losses in
adverse market, economic, political or other conditions,
defensive tactics might be inconsistent with a portfolio's
principal investment strategies and might prevent a
portfolio from achieving its goal.                              [ ]     [ ]     [ ]     [ ]
---------------------------------------------------------------------------------------------
WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at
a specified price and usually for a limited time. Liquidity,
market, speculative exposure risks.                             10%     10%     10%     10%
---------------------------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase
or sale of securities for delivery at a future date; market
value may change before delivery. Liquidity, market,
speculative exposure risks.                                     20%     [ ]     20%     20%
---------------------------------------------------------------------------------------------

 * The portfolios are not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.
** Each portfolio is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                     This page is intentionally left blank.

                               MEET THE MANAGERS

                               [LIZ DATER PHOTO]

                               ELIZABETH B. DATER
                               Managing Director

 - Co-Portfolio Manager,
   Post-Venture Capital Portfolio
   since inception

 - With Warburg Pincus since 1978

                            [Brian S. Posner Photo]

                                BRIAN S. POSNER
                               Managing Director

 - Portfolio Manager,
   Value Portfolio
   since inception

 - With Warburg Pincus since 1997

 - Portfolio manager with
   Fidelity Investments,
   1987-1996

                              [KYLE F. FREY PHOTO]

                                  KYLE F. FREY
                               Managing Director

 - Portfolio Manager,
   Small Company Value Portfolio
   since inception

 - With Warburg Pincus since 1989

                            [STEVEN J. LURITO PHOTO]

                                STEVEN J. LURITO
                               Managing Director

 - Portfolio Manager,
   Small Company Growth Portfolio
   since inception

 - Co-Portfolio Manager,
   Post-Venture Capital Portfolio
   since inception

 - With Warburg Pincus since 1987


                 Job titles indicate position with the adviser.

                            [ROBERT S. JANIS PHOTO]

                                ROBERT S. JANIS
                               Managing Director

 - Associate Portfolio Manager
   Post-Venture Capital Portfolio
   since inception

 - With Warburg Pincus since 1994

 - Previously vice president and senior research analyst with U.S. Trust Company of New York

                   SUB-INVESTMENT ADVISER PORTFOLIO MANAGERS

                         Post-Venture Capital Portfolio

   RAYMOND L. HELD and THADDEUS I. GRAY manage the Post-Venture Capital Portfolio's investments in private equity portfolios. Both are Investment Managers and Managing Directors of Abbott Capital Management LLC, the portfolio's sub-investment adviser. Mr. Held has been with Abbott since 1986, while Mr. Gray joined the firm in 1989.

                          [Christopher M. Nawn Photo]

                              CHRISTOPHER M. NAWN
                             Senior Vice President

 - Associate Portfolio Manager
   Post-Venture Capital Portfolio
   since inception

 - With Warburg Pincus since 1994

 - Previously vice president and senior research analyst with Dreyfus
   Corporation

                 Job titles indicate position with the adviser.

                               ABOUT YOUR ACCOUNT

     SHARE VALUATION

   The price of your shares is also referred to as their net asset value (NAV).

   The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the each portfolio's total assets, less its liabilities, by the number of shares outstanding in each portfolio.

   Each portfolio values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, securities and other assets are valued by another method that the Board believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board determines that using this method would not reflect an investment's value.

   Some portfolio securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the portfolios do not compute their prices. This could cause the value of a portfolio's investments to be affected by trading on days when you cannot buy or sell shares.

   The Post-Venture Capital Portfolio initially values its investments in private equity portfolios at cost. After that, the Post-Venture Capital Portfolio values these investments according to reports from the private equity portfolios that the sub-investment adviser generally receives on a quarterly basis. The portfolio's net asset value typically will not reflect interim changes in the values of its private-equity-portfolio investments.

FINANCIAL SERVICES FIRMS
   You may be able to buy and sell fund shares through financial-services firms such as banks, brokers and financial advisors. The portfolios may authorize these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the portfolio and will be priced at the next-computed NAV.

   Financial-services firms may charge transaction fees or other fees that you could avoid by investing directly with the portfolio. Please read the firm's program materials for any special provisions or additional service features that may apply to your investment. Certain features of the portfolio, such as the minimum initial investment amounts, may be modified.

     ACCOUNT STATEMENTS

   In general, you will receive account statements as follows:

 - after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

 - after any changes of name or address of the registered owner(s)

 - otherwise, every quarter

   You will receive annual and semiannual financial reports.

     DISTRIBUTIONS

   As an investor in a portfolio, you are entitled to your share of the portfolio's net income and gains on its investments. The portfolio passes these earnings along to its shareholders as distributions.

   Each portfolio earns dividends from stocks and interest from bond, money market and other investments. These are passed along as dividend distributions. A portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions.

   The portfolios typically distribute dividends and capital gains annually, usually in December. Most investors have their distributions reinvested in additional shares of the same portfolio. Distributions will be reinvested unless you choose on your account application to have a check for your distributions mailed to you or sent by electronic transfer.

     TAXES

   As with any investment, you should consider how your investment in a portfolio will be taxed. Unless your account is an IRA or other tax-advantaged account, you should be aware of the potential tax implications. Please consult your tax professional concerning your own tax situation.

TAXES ON DISTRIBUTIONS
   As long as a portfolio continues to meet the requirements for being a tax-qualified regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

   Distributions you receive from a portfolio, whether reinvested or taken in cash, are generally considered taxable. Portfolio distributions are taxed based on the length of time the portfolio holds its assets, regardless of how long you have held portfolio shares. Distributions from a portfolio's long-term capital gains are taxed as capital gains; distributions from short-term capital gains and other sources are generally taxed as ordinary income. The portfolios will mostly make capital gains distributions, which could be short-term or long-term.

   If you buy shares shortly before or on the "record date"--the date that establishes you as the person to receive the upcoming distribution--you may receive a portion of the money you just invested in the form of a taxable distribution.

   The Form 1099 that is mailed to you every January details your distributions and their federal tax category.

TAXES ON TRANSACTIONS
   Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

                                 BUYING SHARES

     OPENING AN ACCOUNT

   Your account application provides us with key information we need to set up your account correctly. It also lets you authorize services that you may find convenient in the future.

   If you need an application, call our Institutional Service Center to receive one by mail or fax.

   You can make your initial investment by check or wire. The "By Wire" method in the table on the opposite page enables you to buy shares on a particular day at that day's closing NAV.
     BUYING AND SELLING SHARES

   The Institutional Fund is open on those days when the NYSE is open, typically Monday through Friday. If we receive your request in proper form by the close of the NYSE (usually 4 p.m. ET), your transaction will be priced at that day's NAV. If we receive it after that time, it will be priced at the next business day's NAV.

                           MINIMUM INITIAL INVESTMENT

Value Portfolio                                                       $1,000,000

Small Company Value
Portfolio                                                             $1,000,000

Small Company Growth
  Portfolio                                                           $1,000,000

Post-Venture Capital
  Portfolio                                                           $1,000,000

   There is no minimum subsequent investment. The minimum initial investment for any group of related persons is an aggregate $4,000,000.
     ADDING TO AN ACCOUNT

   You can add to your account in a variety of ways, as shown in the table on the opposite page. If you want to use ACH transfer, be sure to complete the "ACH on Demand" section of the account application.
     INVESTMENT CHECKS

   Please use either a personal or bank check payable in U.S. dollars to Warburg Pincus Institutional Fund, Inc. Unfortunately, we cannot accept "starter" checks that do not have your name pre-printed on them. We also cannot accept checks payable to you or to another party and endorsed to the order of Warburg Pincus Institutional Fund, Inc. These types of checks may be returned to you and your purchase order may not be processed. Limited exceptions include government checks.

                               WIRE INSTRUCTIONS

  State Street Bank and Trust Company
  ABA# 0110 000 28
  Attn: Mutual Funds/Custody Dept.
  Warburg Pincus Institutional Fund, Inc.:
  [Institutional Portfolio name]
  DDA# 9904-649-2
  F/F/C: [Account Number and Registration]

           OPENING AN ACCOUNT                            ADDING TO AN ACCOUNT
BY CHECK
- Complete the New Account Application.        - Make your check payable to Warburg
- Make your check payable to Warburg             Pincus Institutional Fund, Inc.
  Pincus Institutional Fund, Inc.              - Write the account number and the fund
- Mail to Warburg Pincus Institutional           and portfolio name on your check.
  Fund, Inc.                                   - Mail to Warburg Pincus Institutional
                                                 Fund, Inc.
BY EXCHANGE
- Call our Institutional Service Center        - Call our Institutional Service Center
  to request an exchange into another            to request an exchange.
  Institutional Fund portfolio. Be sure        If you do not have telephone privileges,
  to read the current Prospectus for the       mail or fax a letter of instruction.
  new portfolio.
If you do not have telephone privileges,
mail or fax a letter of instruction.
BY WIRE
- Complete and sign the New Account            - Call our Institutional Service Center
  Application.                                   by 4 p.m. ET to inform us of the incoming
- Call our Institutional Service Center          wire. Please be sure to specify your
  and fax the signed New Account                 name, account number and the fund and
  Application by 4 p.m. ET.                      portfolio name on your wire advice.
- Institutional Services will telephone        - Wire the money for receipt that day.
  you with your account number. Please be
  sure to specify your name, account number
  and the fund and portfolio name on your
  wire advice.
- Wire your initial investment for
  receipt that day.
- Mail the original, signed application
  to Warburg Pincus Institutional Fund,
  Inc.
BY ACH TRANSFER

- Cannot be used to open an account.           - Call our Institutional Service Center
                                                 to request an ACH transfer from your
                                                 bank.
                                               - Your purchase will be effective at the
                                                 next NAV calculated after we receive your
                                                 order in proper form.
                                               Requires ACH on Demand privileges.

                      INSTITUTIONAL SERVICES 800-222-8977
                      MONDAY - FRIDAY, 8 A.M. - 5 P.M. ET

                                 SELLING SHARES

   SELLING SOME OR ALL OF YOUR SHARES                       CAN BE USED FOR
BY MAIL

Write us a letter of instruction that          - Sales of any amount.
includes:
- your name(s) and signature(s) or, if
  redeeming on an investor's behalf, the
  name(s) of the registered owner(s) and
  the signature(s) of their legal
  representative(s)
- the fund and portfolio name and account
  number
- the dollar amount you want to sell
- how to send the proceeds
Obtain a signature guarantee or other
documentation, if required (see "Selling
Shares
in Writing").
Mail the materials to Warburg Pincus
Institutional Fund, Inc.
If only a letter of instruction is
required, you can fax it to the
Institutional Service Center.
BY EXCHANGE
- Call our Institutional Service Center        - Accounts with telephone privileges.
  to request an exchange into another          If you do not have telephone privileges,
  Institutional Fund portfolio. Be sure to     mail or fax a letter of instruction to
  read the current Prospectus for the new      exchange shares.
  portfolio.
BY PHONE

Call our Institutional Service Center to       - Accounts with telephone privileges.
request a redemption. You can receive the
proceeds as:
- a check mailed to the address of record
- an ACH transfer to your bank
- a wire to your bank
See "By Wire or ACH Transfer" for
details.
BY WIRE OR ACH TRANSFER
- Complete the "Wire Instructions" or          - Requests by phone or mail.
  "ACH on Demand" section of your New
Account Application.
- For federal-funds wires, proceeds will
  be wired on the next business day. For
  ACH transfers, proceeds will be
  delivered within two business days.

     SELLING SHARES IN WRITING

   Some circumstances require a written sell order, along with a signature guarantee. These include:

 - accounts whose address of record has been changed within the past 30 days

 - redemption in certain large accounts (other than by exchange)

 - requests to send the proceeds to a different payee or address

 - shares represented by certificates, which must be returned with your sell order

   A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public.

     RECENTLY PURCHASED SHARES

   If the portfolio has not yet collected payment for the shares you are selling, it will delay sending you the proceeds until your purchase payment clears. This may take up to 10 calendar days after the purchase. To avoid the collection period, consider buying shares by bank wire, bank check, certified check or money order.

                      INSTITUTIONAL SERVICES 800-222-8977
                      MONDAY - FRIDAY, 8 A.M. - 5 P.M. ET

                                 OTHER POLICIES

     TRANSACTION DETAILS

   You are entitled to capital-gain and earned dividend distributions as soon as your purchase order is executed.

   Your purchase order will be canceled and you may be liable for losses or fees incurred by a portfolio if:

 - your investment check or ACH transfer does not clear

 - you place a telephone order by 4 p.m. ET and we do not receive your wire that day

   If you wire money without first calling our Institutional Service Center to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

   While we monitor telephone servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders by telephone.

   Uncashed redemption or distribution checks do not earn interest.

     ACCOUNT CHANGES

   Call our Institutional Service Center to update your account records whenever you change your address. Institutional Services can also help you change your account information or privileges.
     SPECIAL SITUATIONS

   The Institutional Fund reserves the right to:

 - refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive trading

 - change or discontinue its exchange privilege after 30 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

 - change minimum investment amounts after 15 days' notice to current investors of any increases

 - charge a wire redemption fee

 - make a "redemption in kind"--payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt portfolio operations

 - suspend redemptions or postpone payment dates as permitted by the Investment Company Act of 1940 (such as periods other than weekends or holidays where the NYSE is closed, periods where trading on the NYSE is restricted, or any other time that the SEC permits)

 - stop offering a portfolio's shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                      INSTITUTIONAL SERVICES 800-222-8977
                      MONDAY - FRIDAY, 8 A.M. - 5 P.M. ET

   More information about these portfolios is available free upon request, including the following:

     ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

   Includes financial statements, portfolio investments and detailed performance information.

   The Annual Report also contains a letter from the portfolio's manager discussing market conditions and investment strategies that significantly affected portfolio performance during its past fiscal year.

     OTHER INFORMATION

   A current Statement of Additional Information (SAI) is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference.

   You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC
(phone 800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

   Please contact Warburg Pincus Funds to obtain, without charge, the SAI and Annual and Semiannual Reports and to make shareholder inquiries:

BY TELEPHONE:
   (800-222-8977)

BY MAIL:
   Warburg Pincus Funds
   P.O. Box 9030
   Boston, MA 02205-9030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial
   Attn: Warburg Pincus Funds
   2 Heritage Drive
   North Quincy, MA 02171

ON THE INTERNET:
   www.warburg.com

   SEC FILE NUMBER:

   Warburg Pincus Institutional
   Fund, Inc.                                                           811-6670

                              FOR MORE INFORMATION

                             [WARBURG PINCUS LOGO]
                      P.O. BOX 9030, BOSTON, MA 02205-9030

                         800-222-8977 - www.warburg.com
COUNSELLORS SECURITIES INC., DISTRIBUTOR.                           WPINU-1-0299

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may any offers to buy be accepted prior to the time the registration statement becomes effective. This Statement of Additional Information does not constitute a prospectus.


                 SUBJECT TO COMPLETION, DATED DECEMBER 23, 1998


                       STATEMENT OF ADDITIONAL INFORMATION


                                February 22, 1999


                     WARBURG PINCUS INSTITUTIONAL FUND, INC.


                         POST-VENTURE CAPITAL PORTFOLIO
                         SMALL COMPANY GROWTH PORTFOLIO
                          SMALL COMPANY VALUE PORTFOLIO
                                 VALUE PORTFOLIO
                           EMERGING MARKETS PORTFOLIO
                         INTERNATIONAL EQUITY PORTFOLIO
                             JAPAN GROWTH PORTFOLIO



This Statement of Additional Information provides information about Warburg Pincus Institutional Fund, Inc. (the "Fund"), relating to the Post-Venture Capital, Small Company Growth, Small Company Value and Value Portfolios (each a "U.S. Portfolio" and collectively the "U.S. Portfolios") and relating to the Emerging Markets, International Equity and Japan Growth Portfolios (each an "International Portfolio," collectively, the "International Portfolios" and together with the U.S. Portfolios, the "Portfolios") that supplements information contained in the Prospectus for the U.S. Portfolios and the Prospectus for the International Portfolios (collectively, the "Prospectuses"), each dated February 22, 1999.



The Fund's audited Annual Report dated October 31, 1998, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference.



This Statement of Additional Information is not itself a Prospectus, no investment in shares of the Portfolios should be made solely upon the information contained herein. Copies of the Fund's Prospectuses, Annual Report and information regarding each Portfolio's current performance may be obtained by writing or telephoning:






                                 Warburg Pincus
                                  P.O. Box 4906
                              Grand Central Station
                               New York, NY 10163
                                 1-800-369-2728

                                    CONTENTS

                                                                            Page
INVESTMENT OBJECTIVES AND POLICIES.............................................1

   OPTIONS, FUTURES AND CURRENCY EXCHANGE TRANSACTIONS.........................1
      Securities Options.......................................................1
      Securities Index Options.................................................4
      OTC Options..............................................................4
      Futures Activities.......................................................5
      Futures Contracts........................................................6
      Options on Futures Contracts.............................................7
      Currency Exchange Transactions...........................................7
      Forward Currency Contracts...............................................7
      Currency Options.........................................................8
      Currency Hedging.........................................................8
      Hedging Generally........................................................9
      Swaps...................................................................10
      Asset Coverage for Forward Contracts, Options, Futures and Options on
      Futures and Swaps.......................................................10

   FOREIGN INVESTMENTS........................................................11
      Foreign Currency Exchange...............................................11
      Information.............................................................12
      Political Instability...................................................12
      Foreign Markets.........................................................12
      Increased Expenses......................................................12
      Foreign Debt Securities.................................................12
      Depositary Receipts.....................................................13
      Emerging Markets........................................................13
      Euro Conversion.........................................................14

   JAPAN AND ITS SECURITIES MARKETS...........................................14
      Domestic Politics.......................................................14
      Economic Background.....................................................15
      Securities Markets......................................................17
      Other Factors...........................................................18

   U.S. GOVERNMENT SECURITIES.................................................19

   MONEY MARKET OBLIGATIONS...................................................19
      Repurchase Agreements...................................................19
      Money Market Mutual Funds...............................................20

   DEBT SECURITIES............................................................20
      Below Investment Grade Securities.......................................21

   TEMPORARY DEFENSIVE STRATEGIES.............................................22


   SECURITIES OF OTHER INVESTMENT COMPANIES...................................22

   LENDING OF PORTFOLIO SECURITIES............................................22

   WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS...................23

   SHORT SALES................................................................24
      Short Sales Against the Box.............................................24

   CONVERTIBLE SECURITIES.....................................................25

   WARRANTS...................................................................25

   NON-PUBLICLY TRADED AND ILLIQUID SECURITIES................................26
      Rule 144A Securities....................................................27

   PRIVATIZATIONS.............................................................27

   EMERGING GROWTH AND SMALLER CAPITALIZATION COMPANIES; UNSEASONED ISSUERS...27

   PRIVATE FUNDS..............................................................28

   BORROWING..................................................................29

   REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS.............................29

   MORTGAGE-BACKED SECURITIES.................................................30

   ASSET-BACKED SECURITIES....................................................31

   REITS......................................................................32

   NON-DIVERSIFIED STATUS.....................................................32

   ZERO COUPON SECURITIES.....................................................33

   INVESTMENT POLICIES OF THE EMERGING MARKETS PORTFOLIO ONLY.................33
      Brady Bonds.............................................................33
      Loan Participations and Assignments.....................................33
      Stand-By Commitments....................................................34
      General.................................................................35

   INVESTMENT POLICIES OF THE POST-VENTURE CAPITAL PORTFOLIO ONLY.............35
INVESTMENT RESTRICTIONS.......................................................36
      All Portfolios..........................................................36
      International Equity Portfolio..........................................36
      Small Company Growth, Value and Emerging Markets Portfolios.............38
      Post-Venture Capital, Small Company Value and Japan Growth Portfolios...40
PORTFOLIO VALUATION...........................................................41
PORTFOLIO TRANSACTIONS........................................................42


PORTFOLIO TURNOVER............................................................45
MANAGEMENT OF THE FUND........................................................46

   OFFICERS AND BOARD OF DIRECTORS............................................46
      Post-Venture Capital Portfolio..........................................49
      Small Company Growth Portfolio..........................................50
      Small Company Value Portfolio...........................................50
      Value Portfolio.........................................................50
      Emerging Markets, International Equity and Japan Growth Portfolios......50

   INVESTMENT ADVISERS AND CO-ADMINISTRATORS..................................51

   CUSTODIANS AND TRANSFER AGENT..............................................54
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................55
EXCHANGE PRIVILEGE............................................................56
ADDITIONAL INFORMATION CONCERNING TAXES.......................................58

   THE PORTFOLIOS AND THEIR INVESTMENTS.......................................58

   PASSIVE FOREIGN INVESTMENT COMPANIES.......................................60

   DIVIDENDS AND DISTRIBUTIONS................................................61

   SALES OF SHARES............................................................61

   FOREIGN TAXES..............................................................62

   BACKUP WITHHOLDING.........................................................63

   NOTICES....................................................................63

   OTHER TAXATION.............................................................63
DETERMINATION OF PERFORMANCE..................................................63
INDEPENDENT ACCOUNTANTS AND COUNSEL...........................................67
MISCELLANEOUS.................................................................68
FINANCIAL STATEMENTS..........................................................70
Appendix -- Description of Ratings...........................................A-1

                       INVESTMENT OBJECTIVES AND POLICIES



                  The following information supplements the descriptions of each Portfolio's investment objective and policies in the Prospectuses. There are no assurances that the Portfolios will achieve their investment objectives.


                  The investment objective of the Small Company Value, Value and International Equity Portfolios is long-term capital appreciation.

                  The investment objective of the Small Company Growth and Emerging Markets Portfolios is capital growth.

                  The investment objective of each of the Post-Venture Capital and Japan Growth Portfolios is long-term growth of capital.


                  Unless otherwise indicated, all of the Portfolios are permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth below.



                  There Funds are not obligated to pursue any of the following strategies and do not represent that these techniques are available now or will be available at any time in the future.


                  Options, Futures and Currency Exchange Transactions.


                  Securities Options. Each Portfolio (other than the Emerging Markets Portfolio) may write covered put and call options on stock and debt securities and each Portfolio may purchase such options that are traded on foreign and U.S. exchanges, as well as OTC Options. The Post-Venture Capital, Small Company Growth, Small Company Value and Value Portfolios may each write put and call options on up to 25% of the net asset value of the stock and debt securities in its portfolio, and each may utilize up to 10% of its assets to purchase options on stock and debt securities.


                  A Portfolio realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.


                  The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to a Portfolio, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Portfolio could realize on its investments or require the Portfolio to hold securities it would otherwise sell.

                  The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Portfolio as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). A Portfolio that writes call options retains the risk of a decline in the price of the underlying security. The size of the premiums that the Portfolio may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.


                  If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

                  In the case of options written by a Portfolio that are deemed covered by virtue of the Portfolio's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Portfolio has written options may exceed the time within which the Portfolio must make delivery in accordance with an exercise notice. In these instances, the Portfolio may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Portfolio will not bear any market risk, since the Portfolio will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Portfolio may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.


                  Additional risks exist with respect to certain of the securities for which a Portfolio may write covered call options. For example, if a Portfolio writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Portfolio will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.


                  Options written by a Portfolio will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Portfolios (other than the Emerging Markets Portfolio) may write (i) in-the-money call options when Warburg Pincus Asset Management, Inc., the Portfolios' investment adviser ("Warburg"), expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when Warburg expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when Warburg expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, a Portfolio will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.


                  Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by the Portfolio prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which the Portfolio may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. When the Portfolio has purchased an option and engages in a closing sale transaction, whether the Portfolio realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Portfolio initially paid for the original option plus the related transaction costs. Similarly, in cases where the Portfolio has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. The Portfolio may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of the Portfolio under an option it has written would be terminated by a closing purchase transaction (the Portfolio would not be deemed to own an option as a result of the transaction). So long as the obligation of the Portfolio as the writer of an option continues, the Portfolio may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Portfolio to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Portfolio effects a closing purchase transaction. A Portfolio cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.


                  There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Portfolio's ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Portfolio. The Portfolio, however, intends to purchase OTC options only from dealers whose debt securities, as determined by Warburg, are considered to be investment grade. If, as a covered call option writer, the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.


                  Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Fund or a Portfolio and other clients of Warburg and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options a Portfolio will be able to purchase on a particular security.


                  Securities Index Options. Each Portfolio may purchase (in the case of each of the Post-Venture Capital, the Small Company Growth, the Small Company Value and the Value Portfolios, with respect to up to 10% of its total assets) and each Portfolio (other than the Emerging Markets Portfolio) may write exchange-listed and OTC put and call options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment.


                  Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

                  OTC Options. The Portfolios may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a Portfolio were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Portfolio, the Portfolio would lose the premium it paid for the option and the expected benefit of the transaction.


                  Exchange-traded options generally have a continuous liquid market while OTC or dealer options do not. Consequently, the Portfolio will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Portfolio writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the option. Although the Portfolios will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Portfolios, there can be no assurance that the Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a Portfolio. Until the Portfolio, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair the Portfolio's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous.



                  Futures Activities. Each Portfolio may enter into foreign currency, interest rate and securities index futures contracts and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or consistent with CFTC regulations on foreign exchanges. These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions and increasing return. Aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" by the CFTC will not exceed 5% of a Portfolio's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The Portfolios reserve the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with a Portfolio's policies. There is no overall limit on the percentage of Portfolio assets that may be at risk with respect to futures activities.

                  Futures Contracts. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities represented in the indexes. A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.



                  No consideration is paid or received by a Portfolio upon entering into a futures contract. Instead, the Portfolio is required to deposit in a segregated account with its custodian an amount of cash or securities acceptable to the broker equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Portfolio fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." The Portfolios will also incur brokerage costs in connection with entering into futures transactions.


                  At any time prior to the expiration of a futures contract, a Portfolio may elect to close the position by taking an opposite position, which will operate to terminate the Portfolio's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Portfolios intend to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting a Portfolio to substantial losses. In such event, and in the event of adverse price movements, the Portfolio would be required to make daily cash payments of variation margin. In such situations, if the Portfolio had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Portfolio's performance.

                  Options on Futures Contracts. Each Portfolio may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.


                  An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Portfolio.



                  Currency Exchange Transactions. The value in U.S. dollars of the assets of a Portfolio that are invested in foreign securities may be affected favorably or unfavorably by changes in a variety of factors not applicable to investment in U.S. securities, and the Portfolio may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. Each Portfolio will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options.


                  Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.


                  At or before the maturity of a forward contract, the Portfolio may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction. If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

                  Currency Options. The Portfolios may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

                  Currency Hedging. The Portfolios' currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Portfolio generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Portfolio may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.


                  A decline in the U.S. dollar value of a foreign currency in which the Portfolio's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, a Portfolio may purchase foreign currency put options. If the value of the foreign currency does decline, the Portfolio will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Portfolio may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Portfolio derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Portfolio may not be able to contract to sell a currency at a price above the devaluation level it anticipates.


                  While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Portfolio's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Portfolio's investments denominated in that currency. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Portfolio against a price decline if the issuer's creditworthiness deteriorates.

                  Hedging Generally. In addition to entering into options and futures transactions for other purposes, including generating current income to offset expenses or increase return, each Portfolio may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options and futures transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Portfolio, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Portfolio's assets.


                  In hedging transactions based on an index, whether a Portfolio will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of the Portfolio's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Portfolio's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Portfolio's net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the securities index and movements in the price of securities index futures, a correct forecast of general market trends by Warburg still may not result in a successful hedging transaction.


                  A Portfolio will engage in hedging transactions only when deemed advisable by Warburg, and successful use by the Portfolio of hedging transactions will be subject to Warburg's ability to predict trends in currency, interest rate or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect the Portfolio's performance.

                  Swaps (Emerging Markets, International Equity and Japan Growth Portfolios). The Emerging Markets, International Equity and Japan Growth Portfolios may each enter into swaps relating to indexes, currencies and equity interests of foreign issuers. A swap transaction is an agreement between a Portfolio and a counterparty to act in accordance with the terms of the swap contract. Index swaps involve the exchange by the Portfolio with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a stock index, a basket of stocks or a single stock. A Portfolio may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolios may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms. Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.



                  A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make. If the counterparty to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, Warburg believes such obligations do not constitute senior securities under the Investment Company Act of 1940, as amended (the "1940 Act"), and, accordingly, will not treat them as being subject to a Portfolio's borrowing restrictions. Where swaps are entered into for other than hedging purposes, a Portfolio will segregate an amount of cash or liquid securities having a value equal to the accrued excess of its obligations over its entitlements with respect to each swap on a daily basis.



                  Asset Coverage for Forward Contracts, Options, Futures and Options on Futures and Swaps. Each Portfolio will comply with guidelines established by the U.S. Securities and Exchange Commission (the "SEC") with respect to coverage of forward currency contracts; options written by the Portfolio on currencies, securities and indexes; currency, interest rate and index futures contracts and options on these futures contracts and, in the case of the Emerging Markets, International Equity and Japan Growth Portfolios, swaps. The use of these strategies may require that the Portfolio maintain cash or liquid securities with its custodian or a designated sub-custodian to the extent the Portfolio's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.


                  For example, a call option written by the Portfolio on securities may require the Portfolio to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Portfolio on an index may require the Portfolio to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Portfolio may require the Portfolio to segregate assets (as described above) equal to the exercise price. The Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. If the Portfolio holds a futures or forward contract, the Portfolio could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. The Portfolio may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.


                  Foreign Investments. Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are in addition to those associated with investing in U.S. issuers. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. A Portfolio may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.



                  Foreign Currency Exchange. Since the International Portfolios will, and the U.S. Portfolios may (in the case of the Post-Venture Capital and Value Portfolios, up to 20% of their respective total assets, and in the case of the Small Company Growth and Small Company Value Portfolios, up to 10% of their respective total assets), be investing in securities denominated in currencies other than the U.S. dollar, and since a Portfolio may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, each Portfolio may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of a Portfolio's assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Portfolio with respect to its foreign investments. Unless otherwise contracted, the rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. A Portfolio may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.



                  Information. The majority of the foreign securities held by a Portfolio will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.


                  Political Instability. With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Portfolio, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.


                  Foreign Markets. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure of a Portfolio to market and foreign exchange fluctuations brought about by such delays, and due to the corresponding negative impact on a Portfolio's liquidity, the Portfolios will avoid investing in countries which are known to experience settlement delays which may expose the Portfolios to unreasonable risk of loss.


                  Increased Expenses. The operating expenses of the International Portfolios (and, to the extent they invest in foreign securities, the U.S. Portfolios) can be expected to be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the Portfolios associated with foreign investing, such as custodial costs, valuation costs and communication costs, as well as, in the case of the International Portfolios, the rate of the investment advisory fees, though similar to such expenses of some other funds investing internationally, are higher than those costs incurred by other investment companies.


                  Foreign Debt Securities. (Post-Venture Capital, Small Company Value, Emerging Markets and Japan Growth Portfolios) The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed income securities. The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.


                  The foreign debt securities in which a Portfolio may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign debt securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.



                  Foreign government securities also include debt securities of "quasi-government agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. An example of a multinational currency unit is the European Currency Unit ("ECU"). An ECU represents specified amounts of the currencies of certain member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies.



                  Depositary Receipts. Certain of the above risks may be involved with ADRs, European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), instruments that evidence ownership of underlying securities issued by a foreign corporation. ADRs, EDRs and IDRs may not necessarily be denominated in the same currency as the securities whose ownership they represent. ADRs are typically issued by a U.S. bank or trust company. EDRs (sometimes referred to as Continental Depositary Receipts) are issued in Europe and IDRs (sometimes referred to as Global Depositary Receipts) are issued outside the United States, each typically by non-U.S. banks and trust companies. The risks associated with investing in securities of non-U.S. issuers are generally heightened for investments in securities of issuers in emerging markets.



                  Emerging Markets. One or more International Portfolios with authority to invest outside of the United States may invest in securities of issuers located in less developed countries considered to be "emerging markets." Investing in securities of issuers located in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. For example, many investments in emerging markets experienced significant declines in value due to political and currency volatility in emerging markets countries during the latter part of 1997. Other characteristics of emerging markets that may affect investment there include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property. The typically small size of the markets for securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.



                  Euro Conversion. The planned introduction of a single European currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union presents unique risks and uncertainties for investors in those countries, including (i) whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date; (ii) the creation of suitable clearing and settlement payment schemes for the euro; (iii) the legal treatment of outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; (iv) the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; and (v) whether the interest rate, tax and labor regimes of the European countries participating in the euro will converge over time. Further, the conversion of the currencies of other Economic and Monetary Union countries, such as the United Kingdom, and the admission of other countries, including Central and Eastern European countries, to the Economic and Monetary Union could adversely affect the euro. These or other factors may cause market disruptions before or after the introduction of the euro and could adversely affect the value of foreign securities and currencies held by the Portfolios.



Japan and Its Securities Markets


                  The Japan Growth Portfolio (as well as the other International Portfolios, each of which may invest a significant portion of its assets in Japanese securities), will be subject to general economic and political conditions in Japan. In addition to the considerations discussed above, these include future political and economic developments, the possible imposition of, or changes in, exchange controls or other Japanese governmental laws or restrictions applicable to such investments, diplomatic developments, political or social unrest and natural disasters.

                  THE INFORMATION SET FORTH IN THIS SECTION HAS BEEN EXTRACTED FROM VARIOUS GOVERNMENTAL PUBLICATIONS AND OTHER SOURCES. THE FUND MAKES NO REPRESENTATION AS TO THE ACCURACY OF THE INFORMATION, NOR HAS THE FUND ATTEMPTED TO VERIFY IT. FURTHERMORE, NO REPRESENTATION IS MADE THAT ANY CORRELATION EXISTS BETWEEN JAPAN OR ITS ECONOMY IN GENERAL AND THE PERFORMANCE OF ANY PORTFOLIO.

         Domestic Politics


                  Japan has a parliamentary form of government. The legislative power is vested in the Japanese Diet, which consists of a House of Representatives (lower house) and a House of Councillors (upper house). Various political parties are represented in the Diet, including the conservative Liberal Democratic Party ("LDP"), which until August 1993, had been in power nationally since its formation in 1955. The LDP ceased to have a majority of the lower house in June 1993, when certain members of the lower house left the LDP and formed two new political parties. After several years of political unrest, the LDP elected Ryutaro Hashimoto in August 1995, the minister for international trade and industry, as its new leader, and in January 1996, he became prime minister. Mr. Hashimoto dissolved the Diet and called a general election in October 1996, in which the LDP won 239 of the 500 lower-house seats. As a result, LDP members filled all the new cabinet seats for the first time in three years. The LDP, along with its former coalition partners (the Social Democratic Party and Shinto Sakigake) agreed to continue to work together, but only in loose alliance. Meanwhile, many dissatisfied Diet members from the main opposition party have left the party to join the LDP. By September 1997, enough Diet members from the main opposition party and other parties had defected to the LDP for the LDP to regain its simple majority in the lower house. In August of 1998, Keizo Obuchi, foreign minister under Hashimoto, was elected to the office of prime minister. Japan's continuing political instability may hamper its ability to establish and maintain effective economic and fiscal policies, and recent and future political developments may lead to changes in policy that might adversely affect a Portfolio's investments.


         Economic Background


                  Generally. Since the end of World War II, Japan has experienced significant economic development. Since the mid-1980's, Japan has become a major creditor nation. With the exception of the periods associated with the oil crises of the 1970's, Japan has generally experienced very low levels of inflation. There is no guarantee, however, that these favorable trends will continue.


                  The Japanese government has called for a transformation of the economy away from its high dependency on export-led growth towards greater stimulation of the domestic economy. In addition, there has been a move toward more economic liberalization and discounting in the consumer sector. These shifts have already begun to take place and may cause disruption in the Japanese economy.

                  Strains in the system have also been one of the major causes of Japan's economic weakness. The non-performing loans of financial institutions have hampered their ability to take on risk, thus obstructing the flow of funds into capital outlays as well as equities. The large commercial banks are having to bear a heavy burden of the bad-debt problem (e.g., in accepting write-offs of loans they have extended to distressed smaller institutions, in recapitalizing failed institutions and in stepping up contributions to the Deposit Insurance Corporation, an organization jointly established in 1971 by the government and private financial institutions to protect depositors). While the banking system appears to be making some progress in its attempt to deal with non-performing assets, it is extremely difficult to gauge the true extent of the bad-debt problem which could lead to a crisis in the banking system.

                  Japan's economy is a market economy in which industry and commerce are predominantly privately owned and operated. However, the Japanese government is involved in establishing and meeting objectives for developing the economy and improving the standard of living of the Japanese people.

                  Japan is largely dependent upon foreign economies for raw materials. For instance, almost all of its oil is imported, the majority from the Middle East. In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. In addition, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly-type industries, has contributed to the reduction of oil consumption. However, there is no guarantee this favorable trend will continue.

                  Economic Trends. The following tables set forth Japan's gross domestic product and certain other economic indicators for the years shown.

                          GROSS DOMESTIC PRODUCT (GDP)
                                (yen in billions)


                               1998*     1997        1996        1995        1994         1993       1992        1991        1990
                               ----      ----        ----        ----        ----         ----       ----        ----        ----
Consumption Expenditures
  Private...............              (Y)308,472  (Y)299,440  (Y)290,515  (Y)286,154  (Y)278,703  (Y)272,294  (Y)261,891  (Y)249,288
  Government............                  50,239      48,969      47,555      45,743      44,771      43,262      41,356      38,807
Gross Fixed
  Capital Formation.....                 143,217     148,190     136,792     137,291     140,433     143,525     143,998     136,467
Increase (Decrease) in
  Stocks................                     828       1,058         947          50         620       1,489       3,453       2,430
Exports of Goods and
Services................                  55,979      49,598      45,393      44,410      44,197      47,384      46,723      45,920
Imports of Goods and
Services................                  51,331      46,900      38,272      34,387      33,343      36,891      39,121      42,872
GDP (Expenditures)......                 507,403     500,356     482,930     479,260     475,381     471,064     458,299     430,040
Change in GDP from
Preceding Year..........                    1.4%        3.6%        0.8%        0.8%        0.9%        2.8%        6.6%          --


     Source: International Monetary Fund, International Financial Statistics

------------------


*        Average of the first and second quarters of 1998.



                                   WHOLESALE PRICE INDEX                                 CONSUMER PRICE INDEX
                                     (Base Year: 1990)                                     (Base Year: 1990)

                               All                   Change from                                           Change from
       Year                Commodities              Preceding Year                General                 Preceding Year
       ----                -----------              --------------                -------                 --------------
       1990                  100.0                     --                          100.0                      --
       1991                  100.2                      0.2                        103.3                       3.3
       1992                   98.7                     (1.5)                       105.1                       1.8
       1993                   95.0                     (3.7)                       106.4                       1.3
       1994                   93.0                     (2.0)                       107.1                       0.7
       1995                   92.2                     (0.8)                       107.0                      (0.1)
       1996                   92.8                      0.6                        107.2                       0.2
       1997                   94.5                      1.7                        108.9                       1.7
       1998                    *                                                    **
                    Source:  International Monetary Fund,                        Source: International Monetary Fund,
                            International Financial Statistics                    International Financial Statistics

------------------



*        Average of the first eleven months of 1998.

**       Average of the first ten months of 1998.


                  Currency Fluctuation. Investments by a Portfolio in Japanese securities will be denominated in yen and most income received by the Portfolio from such investments will be in yen. However, the Portfolio's net asset value will be reported, and distributions will be made, in U.S. dollars. Therefore, a decline in the value of the yen relative to the U.S. dollar could have an adverse effect on the value of the Portfolio's Japanese investments. The following table presents the average exchange rates of Japanese yen for U.S. dollars for the years shown:

                         AVERAGE CURRENCY EXCHANGE RATES


                 Year                      Yen Per U.S. Dollar
                 ----                      -------------------
                 1990                              144.79
                 1991                              134.71
                 1992                              126.65
                 1993                              111.20
                 1994                              102.21
                 1995                               94.06
                 1996                              108.78
                 1997                              120.99
                 1998



     Source: International Monetary Fund, International Financial Statistics

         Securities Markets


                  The Exchange Market. The Japanese exchange market is a highly systematized, government regulated market currently consisting of eight stock exchanges. The three main Japanese Exchanges (Tokyo, Osaka and Nagoya) are comprised of First and Second Sections. The First Sections have more stringent listing standards with respect to a company's number of years in existence, number of outstanding shares and trading volume and, accordingly, list larger, more established companies than the Second Sections. The Tokyo Stock Exchange ("TSE") is the largest exchange and, as of December 31, 1998, the First Section of the TSE listed [1,324] companies with market capitalization in excess of [273.9] trillion yen (approximately [$2.1] trillion as of such date). The Second Sections of the main Japanese Exchanges generally list smaller, less capitalized companies than those traded on the First Sections. As of December 31, 1998, the Second Section of the TSE listed [478] companies with market capitalization in excess of [7] trillion yen (approximately [$53.6] billion as of such date).



                  The OTC Market. The Japanese OTC market ("JASDAQ") is less systematized than the stock exchanges. Trading of equity securities through the JASDAQ market is conducted by securities firms in Japan, primarily through an organization which acts as a "matching agent," as opposed to a recognized stock exchange. Consequently, securities traded through JASDAQ may, from time to time, and especially in falling markets, become illiquid and experience short-term price volatility and wide spreads between bid and offer prices. This combination of limited liquidity and price volatility may have an adverse effect on the investment performance of a Portfolio. In periods of rapid price increases, the limited liquidity of JASDAQ restricts a Portfolio's ability to adjust its portfolio quickly in order to take full advantage of a significant market increase, and conversely, during periods of rapid price declines, it restricts the ability of a Portfolio to dispose of securities quickly in order to realize gains previously made or to limit losses on securities held in its portfolio. In addition, although JASDAQ has generally experienced sustained growth in aggregate market capitalization and trading volume, there have been periods in which aggregate market capitalization and trading volume have declined. The Frontier Market is expected to present greater liquidity and volatility considerations than JASDAQ.


                  As of December 31, 1998, [831] issues were traded through JASDAQ, having an aggregate market capitalization in excess of [9.2] trillion yen (approximately [$70.5] billion as of such date). The entry requirements for JASDAQ generally require a minimum of two million shares outstanding at the time of registration, a minimum of 200 shareholders (if less than 20 million shares outstanding on the day of registration) or 400 shareholders (if 20 million or more shares outstanding on the day of registration), minimum pre-tax profits of 10 yen per share (approximately [$.08] per share as of January __, 1999) for the prior fiscal year, and net assets of 200 million yen (approximately [$1.6] million as of January __, 1999) at the end of the prior fiscal year. JASDAQ has generally attracted small growth companies or companies whose major shareholders wish to sell only a small portion of the company's equity.


                  The Frontier Market is a second over-the-counter market and is under the jurisdiction of JASDAQ, which is overseen by the Japanese Securities and Exchange Commission. The Frontier Market has less stringent entry requirements than those described above for JASDAQ and is designed to enable early stage companies access to capital markets. Frontier Market companies need not have a history of earnings, provided their spending on research and development equals at least 3% of net sales. In addition, companies traded through the Frontier Market are not required to have two million shares outstanding at the time of registration. As a result, investments in companies traded through the Frontier Market may involve a greater degree of risk than investments in companies traded through JASDAQ. The Frontier Market was created in July 1995, and as of the date of this Statement of Additional Information, a limited number of issues were traded through this market.

                  Market Risks. Although the market for Japanese equities traded on the First Section of the TSE is substantial in terms of trading volume and liquidity, the TSE has nonetheless exhibited significant market volatility in the past several years. With respect to the OTC market, trades of certain stocks may not be effected on days when the matching of buy and sell orders for such stocks does not occur. The liquidity of the Japanese OTC market, as well as that of the Second Sections of the exchanges, although increasing in recent years, is limited by the small number of publicly held shares which trade on a regular basis. Overall, Japanese securities markets have declined significantly since 1989 which has contributed to a weakness in the Japanese economy and the impact of a further decline cannot be ascertained.

Other Factors

                  The islands of Japan lie in the western Pacific Ocean, off the eastern coast of the continent of Asia. Japan has in the past experienced earthquakes and tidal waves of varying degrees of severity, and the risks of such phenomena, and the damage resulting therefrom, continue to exist. The long-term economic effects of such geological factors on the Japanese economy as a whole, and on the Portfolio's investments, cannot be predicted. In addition, Japan has one of the world's highest population densities. A significant percentage of the total population of Japan is concentrated in the metropolitan areas of Tokyo, Yokohama, Osaka and Nagoya.


                  U.S. Government Securities. The obligations issued or guaranteed by the U.S. government in which a Portfolio may invest include: direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are: instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ("GNMA")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds).



                  Other U.S. government securities the Portfolios may invest in include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Portfolio will invest in obligations issued by such an instrumentality only if Warburg determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Portfolio.



                  Money Market Obligations. Each Portfolio is authorized to invest, under normal market conditions (up to 20% of its assets in the case of each U.S. Portfolio) in domestic and foreign short-term (one year or less remaining to maturity) money market obligations. Money market instruments consist of obligations issued or guaranteed by the U.S. government or a foreign government, their agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign, domestic savings and loans and similar institutions) that are high quality investments; commercial paper rated no lower than A-2 by Standard & Poor's Ratings Services ("S&P") or Prime-2 by Moody's Investors Service, Inc. ("Moody's") or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the foregoing.



                  Repurchase Agreements. Each Portfolio may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Portfolio would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert this right. Warburg, acting under the supervision of each Portfolio's Board, monitors the creditworthiness of those bank and non-bank dealers with which the Portfolio enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act.



                  Money Market Mutual Funds. Where Warburg believes that it would be beneficial to a Portfolio and appropriate considering the factors of return and liquidity, a Portfolio may invest up to 5% of its assets in securities of money market mutual funds that are unaffiliated with the Portfolio or Warburg. A money market mutual fund is an investment company that invests in short-term high quality money market instruments. A money market mutual fund generally does not purchase securities with a remaining maturity of more than one year. As a shareholder in any mutual fund, a Portfolio will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Portfolio's management fees and other expenses with respect to assets so invested.



                  Debt Securities. Each Portfolio may invest in debt securities. The interest income to be derived may be considered as one factor in selecting debt securities for investment by Warburg. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital growth when interest rates are expected to decline. The success of such a strategy is dependent upon Warburg's ability to forecast accurately changes in interest rates. The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.



                  A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined to be of comparable quality by Warburg. Securities rated in the fourth highest grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require sale of such securities, although Warburg will consider such event in its determination of whether the Portfolio should continue to hold the securities.

                  Below Investment Grade Securities. Each of the Post-Venture Capital and Small Company Value Portfolios may invest up to 20% of its total assets in only investment grade debt securities. The Value Portfolio may invest or hold up to 10% of its net assets in fixed-income securities (including convertible bonds) rated below investment grade.



                  Up to 5% of the net assets of each of the Small Company Growth, Emerging Markets and International Equity Portfolios may be held in convertible securities rated below investment grade. Up to 5% of the net assets of the Small Company Value Portfolio and up to 10% of the net assets of the Value Portfolio may be invested in convertible securities rated below investment grade at the time of purchase. The Emerging Markets Portfolio may invest or hold up to 35% of its net assets in fixed-income securities (including convertible bonds) rated below investment grade.



                  Although it does not currently intend to do so, the Japan Growth Portfolio may invest or hold up to 5% of its net assets in securities rated below investment grade and in unrated securities of equivalent quality, including convertible and non-convertible debt securities downgraded below investment grade subsequent to purchase by the Portfolio.



                  Below investment grade debt securities may be rated as low as C by Moody's or D by S&P, or be deemed by Warburg to be of equivalent quality. Securities that are rated C by Moody's are the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. A security rated D by S&P is in default or is expected to default upon maturity or payment date. Below investment grade securities (commonly referred to as "junk bonds"), (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment grade securities. In addition, these securities generally present a higher degree of credit risk. The risk of loss due to default is significantly greater because these securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. While the market values of below investment grade securities tend to react less to fluctuations in interest rate levels than do those of investment grade securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment grade securities. In addition, below investment grade securities generally present a higher degree of credit risk. Issuers of below investment grade securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because below investment grade securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

                  An economic recession could disrupt severely the market for such securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon.


                  A Portfolio may have difficulty disposing of certain of these securities because there may be a thin trading market. Because there is no established retail secondary market for many of these securities, the Portfolios anticipate that these securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for investment grade securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and a Portfolio's ability to dispose of particular issues when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio and calculating its net asset value.


                  The market value of below investment grade securities is more volatile than that of investment grade securities. Factors adversely impacting the market value of these securities will adversely impact the Portfolio's net asset value. The Portfolio will rely on the judgment, analysis and experience of Warburg in evaluating the creditworthiness of an issuer. In this evaluation, Warburg will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Normally, below investment grade securities are not intended for short-term investment. A Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities. At times, adverse publicity regarding lower-rated securities has depressed the prices for such securities to some extent.



                  Temporary Defensive Strategies. When Warburg believes that a defensive posture is warranted, each U.S. Portfolio may invest temporarily without limit in investment grade debt obligations and in domestic and foreign money market obligations, including repurchase agreements.



                  Securities of Other Investment Companies. Each Portfolio may invest in securities of other investment companies to the extent permitted under the 1940 Act. Presently, under the 1940 Act, a Portfolio may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Portfolio's total assets and (iii) when added to all other investment company securities held by the Portfolio, do not exceed 10% of the value of the Portfolio's total assets.


                  Lending of Portfolio Securities. A Portfolio may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Directors (the "Board"). These loans, if and when made, may not exceed 33-1/3% of a Portfolio's net assets taken at value (20% in the case of the Post-Venture Capital, Small Company Value and Japan Growth

Portfolios). A Portfolio will not lend portfolio securities to its investment adviser, any sub-investment adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. Government Securities, which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio involved. From time to time, a Portfolio may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Portfolio and that is acting as a "finder."



                  By lending its securities, the Portfolio can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities are used as collateral. Each Portfolio will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Portfolio must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Portfolio must be able to terminate the loan at any time;
(iv) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Portfolio's ability to recover the loaned securities or dispose of the collateral for the loan.



                  When-Issued Securities and Delayed-Delivery Transactions (Post-Venture Capital, Small Company Growth, Value, Emerging Markets and International Equity Portfolios). Each Portfolio may utilize up to 20% of its total assets to purchase securities on a when-issued basis and purchase or sell securities on a delayed-delivery basis. The Small Company Value and Japan Growth Portfolios are authorized to purchase securities on a when-issued basis, and purchase or sell securities for delayed delivery, but have no intention of doing so during the coming year. In these transactions, payment for and delivery of the securities occurs beyond the regular settlement dates. A Portfolio will not enter into a when-issued or delayed-delivery transaction for the purpose of leverage, but may sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction if Warburg deems it advantageous to do so. The payment obligation and the interest rate that will be received in when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the prices of such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers. Each Portfolio will establish a segregated account with its custodian consisting of cash or liquid securities in an amount equal to its when-issued and delayed-delivery purchase commitments and will segregate the securities underlying commitments to sell securities for delayed delivery. When a Portfolio agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Portfolio may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Portfolio's commitment. It may be expected that a Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a Portfolio engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Portfolio incurring a loss or missing an opportunity to obtain a price considered to be advantageous.



            Short Sales (Post-Venture Capital Portfolio). The Post-Venture Capital Portfolio may engage in "short sales" that do not meet the definition of short sales "against the box" with respect to up to 10% of its total assets. In a short sale, the investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To deliver the securities to the buyer, the Portfolio must arrange through a broker to borrow the securities and, in so doing, the Portfolio becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Portfolio will make a profit or incur a loss as a result of a short sale depending on whether the price of the security decreases or increases between the date of the short sale and the date on which the Portfolio purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Portfolio is required to pay in connection with a short sale.



            The Portfolio's obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the Portfolio will place in a segregated account with its custodian or a qualified subcustodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Portfolio will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds of the short sale) will not be less than the market value of the securities at the time they were sold short.



            Short Sales Against the Box. Each Portfolio may enter into short sales "against the box." Not more than 10% of a Portfolio's net assets (taken at current value) may be held as collateral for such sales at any one time, except that the Emerging Markets Portfolio will not be subject to such limitation. While a short sale is made by selling a security a Portfolio does not own, a short sale is "against the box" to the extent that the Portfolio contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. A Portfolio will deposit, in a segregated account with its custodian or a qualified subcustodian, the securities sold short or convertible or exchangeable preferred stocks or debt securities in connection with short sales against the box. No Portfolio, other than the Small Company Value Portfolio, intends to engage in short sales against the box for investment purposes. A Portfolio may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio (or a security convertible or exchangeable for such security). In such case, any future losses in the Portfolio's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Portfolio owns. There will be certain additional transaction costs associated with short sales against the box, but the Portfolio will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.


            If a Portfolio effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Portfolio closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Portfolio may effect short sales.

            Convertible Securities. Convertible securities in which a Portfolio may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. Like bonds, the value of convertible securities fluctuates in relation to changes in interest rates and, in addition, also fluctuates in relation to the underlying common stock.


            Warrants. Each Portfolio may invest up to 10% of its net assets in warrants. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. A Portfolio may invest in warrants to purchase equity securities consisting of common and preferred stock. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.



            Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.



            Non-Publicly Traded and Illiquid Securities. Each Portfolio (other than the Post-Venture Capital, Value and Emerging Markets Portfolios) may not invest more than 10% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days, certain Rule 144A Securities (as defined below), time deposits maturing in more than seven days and, with respect to the Post-Venture Capital Portfolio, Private Funds (as defined below). The Post-Venture Capital, Value and Emerging Markets Portfolios may invest up to 15% of its net assets in such securities. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.



           Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days without borrowing. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.


            In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

            Rule 144A Securities. Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Warburg anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

            An investment in Rule 144A Securities will be considered illiquid and therefore subject to a Portfolio's limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. Warburg will monitor the liquidity of restricted securities in a Portfolio under the supervision of the Board. In reaching liquidity decisions, Warburg may consider, inter alia, the following factors:
(i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).


            This investment practice could have the effect of increasing the level of illiquidity in the Portfolios to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board will carefully monitor any investments by the Portfolio in Rule 144A Securities. The Boards may adopt guidelines and delegate to Warburg the daily function of determining and monitoring the liquidity of Rule 144A Securities, although each Board will retain ultimate responsibility for any determination regarding liquidity.



            Privatizations (International Equity and Emerging Markets Portfolios). Each Portfolio may invest in privatizations (i.e. foreign government programs of selling interests in government-owned or controlled enterprises). The ability of U.S. entities, such as the Portfolios, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful.



            Emerging Growth and Smaller Capitalization Companies; Unseasoned Issuers. Investments in small- and medium- sized and emerging growth companies and companies with continuous operations of less than three years ("unseasoned issuers"), which may include JASDAQ and Frontier Market securities, involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of these companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile.


            "Special situation companies" are involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. Warburg believes, however, that if it analyzes "special situation companies" carefully and invests in the securities of these companies at the appropriate time, the Portfolio may achieve capital growth. There can be no assurance, however, that a special situation that exists at the time of an its investment will be consummated under the terms and within the time period contemplated.



            Although investing in securities of small- and medium-sized and emerging growth companies, unseasoned issuers or issuers in "special situations" offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in a Portfolio may involve a greater degree of risk than an investment in other mutual funds that seek growth of capital or capital appreciation by investing in better-known, larger companies.



            Private Funds (Post-Venture Capital Portfolio). Up to 10% of the Portfolio's assets may be invested in United States or foreign private limited partnerships or other investment funds ("Private Funds") that themselves invest in equity or debt securities of (a) companies in the venture capital or post-venture capital stages of development or (b) companies engaged in special situations or changes in corporate control, including buyouts. In selecting Private Funds for investment, Abbott Capital Management, LLC, the Portfolio's sub-investment adviser with respect to Private Funds ("Abbott"), attempts to invest in a mix of Private Funds that will provide an above average internal rate of return (i.e., the discount rate at which the present value of an investment's future cash inflows (dividend income and capital gains) are equal to the cost of the investment). Warburg believes that the Portfolio's investments in Private Funds offer individual investors a unique opportunity to participate in venture capital and other private investment funds, providing access to investment opportunities typically available only to large institutions and accredited investors. Although investments in Private Funds offer the opportunity for significant capital gains, these investments involve a high degree of business and financial risk that can result in substantial losses in the portion of the Post-Venture Capital Portfolio's assets invested in these investments. Among these are the risks associated with investment in companies in an early stage of development or with little or no operating history, companies operating at a loss or with substantial variation in operation results from period to period, companies with the need for substantial additional capital to support expansion or to maintain a competitive position, or companies with significant financial leverage. Such companies may also face intense competition from others including those with greater financial resources or more extensive development, manufacturing, distribution or other attributes, over which the Portfolio will have no control.



            Interests in the Private Funds in which the Post-Venture Capital Portfolio may invest will be subject to substantial restrictions on transfer and, in some instances, may be non-transferable for a period of years. Private Funds may participate in only a limited number of investments and, as a consequence, the return of a particular Private Fund may be substantially adversely affected by the unfavorable performance of even a single investment. Certain of the Private Funds in which the Portfolio may invest may pay their investment managers a fee based on the performance of the Portfolio, which may create an incentive for the manager to make investments that are riskier or more speculative than would be the case if the manager was paid a fixed fee. Private Funds are not registered under the 1940 Act and, consequently, are not subject to the restrictions on affiliated transactions and other protections applicable to regulated investment companies. The valuation of companies held by Private Funds, the securities of which are generally unlisted and illiquid, may be very difficult and will often depend on the subjective valuation of the managers of the Private Funds, which may prove to be inaccurate. Inaccurate valuations of a Private Fund's portfolio holdings may affect the Portfolio's net asset value calculations. Private Funds in which the Portfolio invests will not borrow to increase the amount of assets available for investment or otherwise engage in leverage. Debt securities held by a Private Fund will tend to be rated below investment grade and may be rated as low as C by Moody's or D by S&P. Securities in these rating categories are in payment default or have extremely poor prospects of attaining any investment standing. The Portfolio may also hold non-publicly traded equity securities of companies in the venture and post-venture stages of development, such as those of closely held companies or private placements of public companies. The portion of the Portfolio's assets invested in these non-publicly traded securities will vary over time depending on investment opportunities and other factors. The Portfolio's illiquid assets, including interests in Private Funds and other illiquid non-publicly traded securities, may not exceed 15% of the Portfolio's net assets.


            Borrowing. Each Portfolio may borrow up to 30% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Investments (including roll-overs) will not be made when borrowings exceed 5% of the Portfolio's net assets. Although the principal of such borrowings will be fixed, the Portfolio's assets may change in value during the time the borrowing is outstanding. Each Portfolio expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.


            Reverse Repurchase Agreements and Dollar Rolls. Each of the Portfolios may enter into reverse repurchase agreements with member banks of the Federal Reserve System and certain non-bank dealers. Reverse repurchase agreements involve the sale of securities held by the Portfolio pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time the Portfolio enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid securities having a value not less than the repurchase price

(including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). The Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's obligation to repurchase the securities, and the Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

            The Portfolios also may enter into "dollar rolls," in which the Portfolio sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio would forego principal and interest paid on such securities. The Portfolio would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time the Portfolio enters into a dollar roll transaction, it will place in a segregated account maintained with an approved custodian cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained. Reverse repurchase agreements and dollar rolls that are accounted for as financings are considered to be borrowings under the 1940 Act.





            Mortgage-Backed Securities. (Post-Venture Capital, Small Company Value, Emerging Markets and Japan Growth Portfolios) Although there is no current intention of doing so in the current year, each of these Portfolios may invest in mortgage-backed securities issued by U.S. government entities, such the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"). In addition, the Japan Growth Portfolio may invest in mortgage-backed securities sponsored by U.S. and foreign issuers as well as non-governmental issuers. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Portfolio's shares. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.


            Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Portfolio's yield. In addition, collateralized mortgage obligations may be less marketable than other securities.


            The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.


            Asset-Backed Securities (Emerging Markets and Japan Growth Portfolios). Although there is no current intention of doing so in the coming year, each of these Portfolios may invest in asset-backed securities (in the case of the Japan Growth Portfolio, up to 5% of its net assets), which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

            Asset-backed securities present certain risks that are not presented by other securities in which the Portfolio may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized. The Emerging Markets and Japan Growth Portfolios may purchase asset-backed securities that are unrated.



            REITs (Value Portfolio). The Value Portfolio may invest up to 15% of its total assets in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, amended (the "Code"). By investing in a REIT, the Portfolio will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Portfolio.



            Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.



            Non-Diversified Status (Small Company Growth, Emerging Markets and Japan Growth Portfolios). These Portfolios are classified as non-diversified within the meaning of the 1940 Act, which means that each Portfolio is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. As a non-diversified portfolio, each Portfolio may invest a greater proportion of its assets in the obligations of a smaller number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. Each Portfolio's investments will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Code. To qualify, the Portfolio will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Portfolio will not own more than 10% of the outstanding voting securities of a single issuer.


            Zero Coupon Securities. (Emerging Markets and Japan Growth Portfolios) These Portfolios may invest in "zero coupon" U.S. Treasury, foreign government and U.S. and foreign corporate convertible and nonconvertible debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. When held to maturity, their return comes from the difference between their purchase price and their maturity value. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. The Portfolio anticipates that it will not normally hold zero coupon securities to maturity. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. Such accrued discount will be includible in determining the amount of dividends the Portfolio must pay each year and, in order to generate cash necessary to pay such dividends, the Portfolio may liquidate portfolio securities at a time when it would not otherwise have done so. The Japan Growth Portfolio currently anticipates that during the coming year zero coupon securities will not exceed 5% of net assets.






Investment Policies of the Emerging Markets Portfolio Only



            Brady Bonds. The Portfolio may invest in so-called "Brady Bonds," which have been issued by Costa Rica, Mexico, Uruguay and Venezuela and which may be issued by other Latin American countries. Brady Bonds are issued as part of a debt restructuring in which the bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans. Investors should recognize that Brady Bonds do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter ("OTC") secondary market for debt of Latin American issuers. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative.


            Loan Participations and Assignments. The Emerging Markets Portfolio may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign government (a "Borrower") and one or more financial institutions ("Lenders"). The majority of the Portfolio's investments in Loans are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in the Portfolio having a contractual relationship only with the Lender, not with the Borrower. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. The Portfolio will acquire Participations only if the Lender interposition between the Portfolio and the Borrower is determined by Warburg to be creditworthy.


            When the Portfolio purchases Assignments from Lenders, the Portfolio will acquire direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

            There are risks involved in investing in Participations and Assignments. The Portfolio may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Portfolio's ability to dispose of particular Participations or Assignments when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio's portfolio and calculating its net asset value.


            Stand-By Commitments. The Emerging Markets Portfolio may acquire "stand-by commitments" with respect to securities held in its portfolio. The Portfolio currently anticipates that it will not invest more than 5% of its net assets in stand-by commitments. Under a stand-by commitment, a dealer agrees to purchase at the Portfolio's option specified securities at a specified price. The Portfolio's right to exercise stand-by commitments is unconditional and unqualified. Stand-by commitments acquired by the Portfolio may also be referred to as "put" options. A stand-by commitment is not transferable by the Portfolio, although the Portfolio can sell the underlying securities to a third party at any time.


            The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities acquired with it. The Portfolio intends to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of Warburg, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, Warburg will periodically review relevant financial information concerning the issuer's assets, liabilities and contingent claims. The Portfolio will acquire stand-by commitments only in order to facilitate portfolio liquidity and does not intend to exercise its rights under stand-by commitments for trading purposes.

            The amount payable to the Portfolio upon its exercise of a stand-by commitment is normally (i) the Portfolio's acquisition cost of the securities (excluding any accrued interest which the Portfolio paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Portfolio owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

            The Portfolio expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Portfolio may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Portfolio's portfolio will not exceed 1/2 of 1 % of the value of the Portfolio's total assets calculated immediately after each stand-by commitment is acquired.

            The Portfolio would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying securities. Stand-by commitments acquired by the Portfolio would be valued at zero in determining net asset value. Where the Portfolio paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Portfolio. Stand-by commitments would not affect the average weighted maturity of the Portfolio's portfolio.


            General. The Portfolio may invest in securities of companies of any size, whether traded on or off a national securities exchange. Portfolio holdings may include emerging growth companies, which are small- or medium-sized companies that have passed their start-up phase and that show positive earnings and prospects for achieving profit and gain in a relatively short period of time.



            In appropriate circumstances, such as when a direct investment by the Portfolio in the securities of a particular country cannot be made or when the securities of an investment company are more liquid than the underlying portfolio securities, the Portfolio may, consistent with the provisions of the 1940 Act, invest in the securities of closed-end investment companies that invest in foreign securities. As a shareholder in a closed-end investment company, the Portfolio will bear its ratable share of the investment company's expenses, including management fees, and will remain subject to payment of the Portfolio's administration fees and other expenses with respect to assets so invested.



Investment Policies of the Post-Venture Capital Portfolio Only



            Warburg believes that venture capital participation in a company's capital structure can lead to revenue/earnings growth rates above those of older, public companies such as those in the Dow Jones Industrial Average, the Fortune 500 or the Morgan Stanley Capital International Europe, Australasia,
Far East ("EAFE") Index. Venture capitalists finance start-up companies, companies in the early stages of developing new products or services and companies undergoing a restructuring or recapitalization, since these companies may not have access to conventional forms of financing (such as bank loans or public issuances of stock). Venture capitalists may hold substantial positions in companies that may have been acquired at prices significantly below the initial public offering price. This may create a potential adverse impact in the short-term on the market price of a company's stock due to sales in the open market by a venture capitalist or others who acquired the stock at lower prices prior to the company's IPO. Warburg will consider the impact of such sales in selecting post-venture capital investments. Venture capitalists may be individuals or funds organized by venture capitalists which are typically offered only to large institutions, such as pension funds and endowments, and certain accredited investors. Outside of the United States, venture capitalists may also consist of merchant banks and other banking institutions that provide venture capital financing in a manner similar to U.S. venture capitalists. Venture capital participation in a company is often reduced when the company engages in an IPO of its securities or when it is involved in a merger, tender offer or acquisition.



            Warburg has experience in researching small companies, companies in the early stages of development and venture capital-financed companies. Its team of analysts, led by Elizabeth Dater and Stephen Lurito, regularly monitors portfolio companies whose securities are held by over 400 of the larger domestic venture capital funds. Ms. Dater and Mr. Lurito have managed post-venture equity securities in separate accounts for institutions since 1989 and currently manage over $1 billion of such assets for investment companies and other institutions.



                           INVESTMENT RESTRICTIONS



            All Portfolios. Certain investment limitations may not be changed without the affirmative vote of the holders of a majority of the relevant Portfolio's outstanding shares ("Fundamental Restrictions"). Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares. If a percentage restriction (other than the percentage limitations set forth in each No. 1 below and the percentage limitation set forth in No. 12 below with respect to the Value and Emerging Markets Portfolios) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Portfolio's assets will not constitute a violation of such restriction.



            International Equity Portfolio. The following investment limitations numbered 1 through 12 are Fundamental Restrictions. Investment limitations 13 through 14 may be changed by a vote of the Board at any time.



            The International Equity Portfolio may not:


            1. Borrow money or issue senior securities except that the Portfolio may (a) borrow from banks for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 30% of the value of the Portfolio's total assets at the time of such borrowing and (b) enter into futures contracts; or mortgage, pledge or hypothecate any assets except in connection with any bank borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed. Whenever borrowings described in (a) exceed 5% of the value of the Portfolio's total assets, the Portfolio will not make any investments (including roll-overs). For purposes of this restriction, (a) the deposit of assets in escrow in connection with certain of the Portfolio's investment strategies and (b) collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of the Portfolio's assets.

            2. Purchase any securities which would cause 25% or more of the value of the Portfolio's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government Securities.

            3. Make loans, except that the Portfolio may purchase or hold publicly distributed fixed income securities, lend portfolio securities and enter into repurchase agreements.

            4. Underwrite any issue of securities except to the extent that the investment in restricted securities and the purchase of fixed income securities directly from the issuer thereof in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be underwriting.

            5. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or invest in real estate limited partnerships, oil, gas or mineral exploration or development programs or oil, gas and mineral leases, except that the Portfolio may invest in (a) securities secured by real estate, mortgages or interests therein, (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs and (c) futures contracts and related options and commodity options. The entry into forward foreign currency exchange contracts is not and shall not be deemed to involve investing in commodities.

            6. Make short sales of securities or maintain a short position, except that a Portfolio may maintain short positions in forward currency contracts, options and futures contracts and make short sales "against the box."

            7. Purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except that the Portfolio may (a) purchase put and call options on securities and foreign currencies, (b) write covered call options on securities and (c) purchase or write options on futures contracts.

            8. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

            9. Purchase securities on margin, except that the Portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin.


            10. Purchase the securities of any issuer if as a result more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to U.S. Government Securities and except that up to

25% of the value of the Portfolio's total assets may be invested without regard to this 5% limitation.

            11. Purchase any security if as a result the Portfolio would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years.


            12. Purchase more than 10% of the voting securities of any one issuer; provided that this limitation shall not apply to investments in U.S. Government Securities.


            13. Invest more than 10% of the value of the Portfolio's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days and (b) time deposits maturing in more than seven calendar days shall be considered illiquid securities.

            14. Invest in oil, gas or mineral leases.

            Small Company Growth, Value and Emerging Markets Portfolios. The following investment limitations numbered 1 through 9 are Fundamental Restrictions. Investment limitations 10 through 13 may be changed by a vote of the Board at any time.

            Each of the Small Company Growth, Value and Emerging Markets Portfolios may not:

            1. Borrow money except that the Portfolios may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Portfolios may not exceed 30% of the value of the Portfolios' total assets at the time of such borrowing. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

            2. Purchase any securities which would cause 25% or more of the value of the Portfolios' total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government Securities.

            3. Make loans, except that the Portfolios may purchase or hold fixed-income securities, including loan participations, assignments and structured securities, lend portfolio securities and enter into repurchase agreements.

            4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Portfolios' investment objective, policies and limitations may be deemed to be underwriting.

            5. Purchase or sell real estate or invest in oil, gas or mineral exploration or development programs, except that the Portfolios may invest in
(a) securities secured by real estate, mortgages or interests therein and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

            6. Make short sales of securities or maintain a short position, except that the Portfolios may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts and make short sales "against the box".

            7. Purchase securities on margin, except that the Portfolios may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

            8. Invest in commodities, except that the Portfolios may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, and purchase and sell currencies on a forward commitment or delayed-delivery basis and, with respect to the Emerging Markets Portfolio, enter into stand-by commitments.

            9. Issue any senior security except as permitted in the Portfolios' investment limitations.

            10. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

            11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow and in connection with the purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts and, with respect to the Small Company Growth Portfolio and Value Portfolio, writing covered put and call options.

            12. Invest more than 15% of each of the Value Portfolio's and the Emerging Markets Portfolio's net assets and 10% of the Small Company Growth Portfolio's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

            13. Make additional investments (including roll-overs) if the Portfolios' borrowings exceed 5% of its net assets.

            Post-Venture Capital, Small Company Value and Japan Growth Portfolios. The following investment limitations numbered 1 through 10 are Fundamental Restrictions. Investment limitations 11 through 15 may be changed by a vote of the Board at any time.

            Each of the Post-Venture Capital, Small Company Value and Japan Growth Portfolios may not:

            1. Borrow money except that the Portfolios may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Portfolios may not exceed 30% of the value of the Portfolios' total assets at the time of such borrowing. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

            2. Purchase any securities which would cause 25% or more of the value of the Portfolios' total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government Securities.

            3. Make loans, except that the Portfolios may purchase or hold fixed-income securities, including loan participations, assignments and structured securities, lend portfolio securities and enter into repurchase agreements.

            4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Portfolios' investment objective, policies and limitations may be deemed to be underwriting.

            5. Purchase or sell real estate or invest in oil, gas or mineral exploration or development programs, except that the Portfolios may invest in
(a) securities secured by real estate, mortgages or interests therein and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

            6. With respect to the Small Company Value and Japan Growth Portfolios only, make short sales of securities or maintain a short position, except that each Portfolio may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts and make short sales "against the box."

            7. Purchase securities on margin, except that the Portfolios may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

            8. Invest in commodities, except that the Portfolios may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, and purchase and sell currencies on a forward commitment or delayed-delivery basis.

            9. Issue any senior security except as permitted in the Portfolios' investment limitations.

            10. With respect to the Post-Venture Capital and Small Company Value Portfolios only, purchase the securities of any issuer if as a result more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to U.S. Government Securities and except that up to 25% of the value of the Portfolio's total assets may be invested without regard to this 5% limitation.

            11. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

            12. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow and in connection with the purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

            13. Invest more than 15% of each Portfolio's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

            14. Make additional investments (including roll-overs) if each Portfolio's borrowings exceed 5% of its net assets.

            15. Invest in warrants (other than warrants acquired by the Portfolio as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 10% of the value of the Portfolio's net assets.


                               PORTFOLIO VALUATION


            The following is a description of the procedures used by each Portfolio in valuing its assets.


            Securities listed on a U.S. securities exchange (including securities traded through the Nasdaq National Market System) or foreign securities exchange or traded in an over-the-counter market will be valued at the most recent sale as of the time the valuation is made or, in the absence of sales, at the mean between the highest bid and lowest asked quotations. If there are no such quotations, the value of the securities will be taken to be the most recent bid quotation on the exchange or market. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price at the time of valuation. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to debt obligations with 60 days or less remaining to maturity. Notwithstanding the foregoing, in determining the market value of portfolio investments, the Portfolio may employ outside organizations (each, a "Pricing Service") which may use a matrix formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of the Fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time. Securities, options, futures contracts and other assets for which market quotations are not available will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.



            Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which The New York Stock Exchange, Inc. (the "NYSE") is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which a Portfolio's net asset value is not calculated. As a result, calculation of the Portfolio's net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service as of 12:00 noon (Eastern time). If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Board.



                             PORTFOLIO TRANSACTIONS


            Warburg is responsible for establishing, reviewing and, where necessary, modifying each Portfolio's investment program to achieve its investment objective. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Portfolio to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. Purchases of Private Funds by the Post-Venture Capital Portfolio through a broker or placement agent may also involve a commission or other fee. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. Government Securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.


            Except for Private Funds investments managed by Abbott Capital Management, LLC, the Post-Venture Capital Portfolio's sub-investment adviser with respect to Private Funds ("Abbott"), Warburg will select specific portfolio investments and effect transactions for each Portfolio and in doing so seeks to obtain the overall best execution of portfolio transactions. In evaluating prices and executions, Warburg will consider the factors it deems relevant, which may include the breadth of the market in the security, the price of the security, the financial condition and execution capability of a broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. Warburg may, in its discretion, effect transactions in portfolio securities with dealers who provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to a Portfolio and/or other accounts over which Warburg exercises investment discretion. Warburg may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting the transaction if Warburg determines in good faith that such amount of commission was reasonable in relation to the value of such brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Warburg. Research and other services received may be useful to Warburg in serving both the Portfolios and its other clients and, conversely, research or other services obtained by the placement of business of other clients may be useful to Warburg in carrying out its obligations to the Portfolios. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services; and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Warburg in carrying out its responsibilities. For the fiscal year ended October 31, 1998, $______, $______, $______ and $_______
was paid by the Small Company Growth, Value, Emerging Markets and International Equity Portfolios, respectively, to brokers and dealers who provided such research and other services. Research received from brokers or dealers is supplemental to Warburg's own research program. The fees to Warburg under its agreements with each Portfolio are not reduced by reason of its receiving any brokerage and research services.



            The Fund paid the following commissions to broker-dealers for execution of portfolio transactions on behalf of the indicated Portfolios for the indicated fiscal years ended October 31.

---------------------------------------------------------------------------------
                                  1998              1997             1996
---------------------------------------------------------------------------------
Value                          $  115,662     $   22,297               N/A
---------------------------------------------------------------------------------
Small Company Value            $   22,058              0               N/A
---------------------------------------------------------------------------------
Small Company Growth           $  229,840     $  251,682        $   69,950
---------------------------------------------------------------------------------
Post-Venture Capital           $    3,314              0               N/A
---------------------------------------------------------------------------------
International Equity           $6,610,396     $4,321,534        $1,273,733
---------------------------------------------------------------------------------
Emerging Markets               $  294,677     $  289,393        $   90,762
---------------------------------------------------------------------------------
Japan Growth                   $    8,210              0               N/A
---------------------------------------------------------------------------------



            The table below shows the amount each of the following Portfolios held, as of October 31, 1998, in securities of State Street Bank & Trust Co. one of the regular broker-dealers of the Fund.




------------------------------------------------
Emerging Markets                $  2,578,000
------------------------------------------------
Small Company Growth            $ 10,795,000
------------------------------------------------
Value                           $  4,196,000
------------------------------------------------
International Equity            $118,376,000
------------------------------------------------
Small Company Value             $    165,000
------------------------------------------------


            Investment decisions for each Portfolio concerning specific portfolio securities are made independently from those for other clients advised by Warburg or Abbott, as relevant. Such other investment clients may invest in the same securities as a Portfolio. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which Warburg or Abbott, as the case may be, believes to be equitable to each client, including the Portfolios. In some instances, this investment procedure may adversely affect the price paid or received by a Portfolio or the size of the position obtained or sold for a Portfolio. To the extent permitted by law, securities may be aggregated with those to be sold or purchased for a Portfolio with those to be sold or purchased for such other investment clients in order to obtain best execution.


            Any portfolio transaction for a Portfolio may be executed through Counsellors Securities, the Fund's distributor and a wholly-owned subsidiary of Warburg, if, in Warburg's judgment, the use of Counsellors Securities is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, Counsellors Securities charges the Portfolio a commission rate consistent with those charged by Counsellors Securities to comparable unaffiliated customers in similar transactions. All transactions with affiliated brokers will comply with Rule 17e-1 under the 1940 Act. No portfolio transactions have been executed through Counsellors Securities since the commencement of each Portfolio's operations.


            In no instance will portfolio securities be purchased from or sold to Warburg, Abbott or Counsellors Securities Inc., the Fund's distributor ("Counsellors Securities"), or any affiliated person of such companies.

            Transactions for the Portfolios may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

            Each Portfolio may participate, if and when practicable, in bidding for the purchase of securities for the Portfolio's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. A Portfolio will engage in this practice, however, only when Warburg, in its sole discretion, believes such practice to be otherwise in the Portfolio's interest.


                               PORTFOLIO TURNOVER


            The Portfolios do not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when a Portfolio deems it desirable to sell or purchase securities. A Portfolio's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

            Certain practices that may be employed by a Portfolio could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. To the extent that its portfolio is traded for the short-term, a Portfolio will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's stock instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held. Consequently, the annual portfolio turnover rate of a Portfolio may be higher than mutual funds having a similar objective that do not utilize these strategies.


            It is not possible to predict the Portfolios' portfolio turnover rates. High portfolio turnover rates (100% or more) may result in dealer markups or underwriting commissions as well as other transaction costs, including correspondingly higher brokerage commissions. In addition, short-term gains realized from portfolio turnover may be taxable to shareholders as ordinary income.


                             MANAGEMENT OF THE FUND

Officers and Board of Directors


            The business and affairs of the Fund are managed by the Board of Directors in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. Under the Fund's Charter, the Board may classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund.


The names (and ages) of the Fund's Directors and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.


Richard N. Cooper* (64)             Director
Harvard University                  Professor at Harvard University; National
1737 Cambridge Street               Intelligence Council from June 1995 until
Cambridge, Massachusetts 02138      January 1997; Director or Trustee of
                                    CircuitCity Stores, Inc. (retail
                                    electronics and appliances) and Phoenix
                                    Home Mutual Life Insurance Company;
                                    Director/Trustee of other investment
                                    companies advised by Warburg.

Jack W. Fritz (71)                  Director
2425 North Fish Creek Road          Private investor; Consultant and Director
P.O. Box 483                        of Fritz Broadcasting, Inc. and Fritz
Wilson, Wyoming 83014               Communications (developers and operators of
                                    radio stations); Director of Advo, Inc.
                                    (direct mail advertising); Director/Trustee
                                    of other investment companies advised by
                                    Warburg.

John L. Furth* (68)                 Chairman of the Board
466 Lexington Avenue                Chief Executive Officer and Director of
New York, New York 10017-3147       Warburg; Associated with Warburg since
                                    1970. Chairman of the Board and officer of
                                    other investment companies advised by
                                    Warburg. Director/Trustee of other
                                    investment companies advised by Warburg.


* Indicates a Director who is an "interested person" of the Fund as defined in the 1940 Act.

Jeffrey E. Garten (52)              Director
Box 208200                          Dean of Yale School of Management and
New Haven, Connecticut 06520-8200   William S. Beinecke Professor in the
                                    Practice of International Trade and Finance;
                                    Undersecretary of Commerce for International
                                    Trade from November 1993 to October 1995;
                                    Director/Trustee of other investment
                                    companies advised by Warburg.

Thomas A. Melfe (67)                Director
1251 Avenue of the Americas         Partner in the law firm of Piper & Marbury,
29th Floor                          L.L.P.; Partner in the law firm of Donovan
New York, New York 10020-1104       Leisure Newton & Irvine from April 1984 to
                                    April 1998; Chairman of the Board, Municipal
                                    Fund for New York Investors, Inc.; Director/
                                    Trustee of other investment companies
                                    advised by Warburg.

Arnold M. Reichman * (50)           Director
466 Lexington Avenue                Managing Director, Chief Operating Officer
New York, New York 10017-3147       and Assistant Secretary of Warburg;
                                    Associated with Warburg since 1984; Officer
                                    of Counsellors Securities; Director/Trustee
                                    of other investment companies advised by
                                    Warburg.

Alexander B. Trowbridge (69)        Director
1317 F Street, N.W., 5th Floor      President of Trowbridge Partners, Inc.
Washington, DC 20004                (business consulting) from January 1990 to
                                    November 1996; Director or Trustee of New
                                    England Mutual Life Insurance Co., ICOS
                                    Corporation (biopharmaceuticals), WMX
                                    Technologies Inc. (solid and hazardous
                                    waste collection and disposal), The Rouse
                                    Company (real estate development), Harris
                                    Corp. (electronics and communications
                                    equipment), The Gillette Co. (personal care
                                    products) and Sun Company Inc. (petroleum
                                    refining and marketing); Director/Trustee
                                    of other investment companies advised by
                                    Warburg.

Eugene L. Podsiadlo (42)            President
466 Lexington Avenue                Managing Director of Warburg; Associated
New York, New York 10017-3147       with Warburg since 1991; Officer of
                                    Counsellors Securities and of other
                                    investment companies advised by Warburg.

Stephen Distler (45)                Vice President
466 Lexington Avenue                Managing Director of Warburg; Associated
New York, New York 10017-3147       with Warburg since 1984; Officer of
                                    Counsellors Securities and of other
                                    investment companies advised by Warburg.

Janna Manes, Esq. (31)              Vice President and Secretary
466 Lexington Avenue                Vice President of Warburg; Associated with
New York, New York 10017-3147       Warburg since 1996; Associated with the law
                                    firm of Willkie Farr & Gallagher from 1993
                                    to 1996; Officer of other investment
                                    companies advised by Warburg.

Howard Conroy, CPA (45)             Vice President and Chief Financial Officer
466 Lexington Avenue                Vice President of Warburg; Associated with
New York, New York 10017-3147       Warburg since 1992; Officer of other
                                    investment companies advised by Warburg.

Daniel S. Madden, CPA (33)          Treasurer and Chief Accounting Officer
466 Lexington Avenue                Vice President of Warburg; Associated with
New York, New York 10017-3147       Warburg since 1995; Associated with
                                    BlackRock Financial Management, Inc. from
                                    September 1994 to October 1996; Associated
                                    with BEA Associates from April 1993 to
                                    September 1994; Officer of other investment
                                    companies advised by Warburg.



            No employee of Warburg, PFPC Inc., the Fund's co-administrator ("PFPC"), or any of their affiliates receives any compensation from the Fund for acting as an officer or Director of the Fund. Each Director who is not a director, trustee, officer or employee of Warburg, PFPC or any of their affiliates receives an annual fee of $500 and $250 for each meeting of the Board attended by him for his services as Director and is reimbursed for expenses incurred in connection with his attendance at Board meetings.

Directors' Compensation
(for the fiscal year ended October 31, 1998)



                                       Total           Total Compensation from
                                 Compensation from     all Investment Companies
       Name of Director                Fund              Managed by Warburg*
       ----------------                ----              -------------------
John L. Furth                         None**                 None**
Arnold M. Reichman                    None**                 None**
Richard N. Cooper                     $1,500                 $44,500
Donald J. Donohue***                  $1,500                 $44,500
Jack W. Fritz                         $1,500                 $44,500
Jeffrey E. Garten****                   N/A                    N/A
Thomas A. Melfe                       $1,500                 $44,500
Alexander B. Trowbridge               $1,500                 $44,500


------------------------


* Each Director serves as a Director or Trustee of 26 investment companies advised by Warburg, except for Mr. Melfe, who also serves as a Director or Trustee of 24 investment companies advised by Warburg.


** Mr. Furth and Mr. Reichman receive compensation as affiliates of Warburg, and, accordingly, receive no compensation from the Fund or any other investment company advised by Warburg.

***   Mr. Donohue resigned as a Director of the Fund effective February 6,
      1998.


****  Mr. Garten became a Director of the Fund effective February 6, 1998.



            As of November 30, 1998, the Directors and officers of the Fund as a group owned less than 1% of the outstanding shares of each Portfolio.


            Post-Venture Capital Portfolio. Elizabeth B. Dater is Co-Portfolio Manager of the Post-Venture Capital Portfolio and manages other Warburg Pincus Funds. Prior to joining Warburg in 1978, she was a vice president of Research at Fiduciary Trust Company of New York and an institutional sales assistant at Lehman Brothers. Ms. Dater has been a regular panelist on Maryland Public Television's Wall Street Week with Louis Rukeyser since 1976. Ms. Dater earned a B.A. degree from Boston University in Massachusetts.

            Stephen J. Lurito is Co-Portfolio Manager of the Post-Venture Capital Portfolio and manages other Warburg Pincus Funds. Mr. Lurito has been with Warburg since 1987. Prior to that he was a research analyst at Sanford C. Bernstein & Company, Inc. Mr. Lurito earned a B.A. degree from the University of Virginia and a M.B.A. from the University of Pennsylvania.

            Robert S. Janis and Christopher M. Nawn are Associate Portfolio Managers and Research Analysts of the Post-Venture Portfolio and of other Warburg Pincus Funds. Prior to joining Warburg in October 1994, Mr. Janis was a vice president and senior research analyst at U.S. Trust Company of New York. He earned B.A. and M.B.A. degrees from the University of Pennsylvania. Prior to joining Warburg in September 1994, Mr. Nawn was a senior sector analyst and portfolio manager at the Dreyfus Corporation. He earned a B.A. degree from the Colorado College and an M.B.A. degree from the University of Texas.

            Raymond L. Held and Thaddeus I. Gray, Investment Managers and Managing Directors of Abbott, manage the Post-Venture Capital Portfolio's investments in Private Funds. Abbott also acts as sub-investment adviser for other Warburg Pincus Funds. Prior to co-founding a predecessor of Abbott in 1986, Mr. Held had been an investment analyst and portfolio manager at Manufacturers Hanover Investment Corporation since 1970, before which time he had been a security analyst with Weis, Voisin, Cannon, Inc., L.M. Rosenthal & Co., Shearson, Hammill & Co. and Standard & Poor's Corporation. Mr. Held earned an M.B.A. from New York University, an M.A. from Columbia University and a B.A. from Queens College.

            Prior to joining a predecessor of Abbott in 1989, Mr. Gray was an assistant vice president at Commerzbank Capital Markets Corporation, where he managed the area responsible for underwriting and distributing all new issues of securities. Prior to this, he was an associate with Credit Commercial de France in Paris in the Corporate Finance Department. Mr. Gray received his B.A. in History from the University of Pennsylvania and his M.B.A. in Finance from New York University. He is also a Chartered Financial Analyst.

            Small Company Growth Portfolio. Ms. Dater and Mr. Lurito are also Co-Portfolio Managers of the Small Company Growth Portfolio.

            Small Company Value Portfolio. George U. Wyper is Portfolio Manager of the Small Company Value Portfolio and manages other Warburg Pincus Funds. From 1987 until 1990 Mr. Wyper was the director of fixed income investments at Fireman's Fund Insurance Company, and from 1990 until 1993 he was chief investment officer of Fund American Enterprises, Inc. Mr. Wyper was chief investment officer of White River Corporation and president of Hanover Advisers, Inc. from 1993 until he joined Warburg in August 1994 as a managing director of Warburg. Mr. Wyper earned a B.S. degree in economics from the Wharton School of Business of the University of Pennsylvania and a Masters of Management from Yale University.

            Kyle F. Frey, Associate Portfolio Manager and Research Analyst of the Small Company Value Portfolio, serves in similar positions with other Warburg Pincus Funds. Mr. Frey, a Senior Vice President of Warburg, is also a Research Analyst and Assistant Portfolio Manager for small-cap growth equity and distribution management products. Prior to joining Warburg in 1989, Mr. Frey was with Goldman, Sachs & Co. in the institutional sales division. Mr. Frey earned a B.S. degree from the University of New Hampshire and an M.B.A. from New York University.

            Value Portfolio. Brian S. Posner has 9 years of investment experience. Prior to joining Warburg, Mr. Posner was employed from 1987 to 1996 by Fidelity Investments, where, most recently, he was the vice president and portfolio manager of the Fidelity Equity-Income II Fund. Mr. Posner received an undergraduate degree from Northwestern University and his M.B.A. in Finance from the University of Chicago.

            Emerging Markets, International Equity and Japan Growth Portfolios. Richard H. King is Co-Portfolio Manager of the Emerging Markets Portfolio and Portfolio Manager of the International Equity Portfolio and manages other Warburg Pincus Funds. From 1968 to 1982, he worked at Carr Sons & Company (Overseas), a leading international brokerage firm.

He resided in the Far East as an investment analyst from 1970 to 1977, became director, and later relocated to the U.S. where he became founder and president of W.I. Carr (America), based in New York. From 1982 to 1984 Mr. King was a director in charge of the Far East equity investments at N.M. Rothschild International Asset Management, a London merchant bank. In 1984 Mr. King became chief investment officer and director for all international investment strategy with Fiduciary Trust Company International S.A., in London. He managed an EAFE mutual fund (FTIT) 1985-1986 which grew from $3 million to over $100 million during this two-year period. Mr. King earned a B.A. degree from Durham University in England.

            P. Nicholas Edwards is Portfolio Manager of the Japan Growth Portfolio and Associate Portfolio Manager and Research Analyst of the International Equity Portfolio and serves in similar positions with other Warburg Pincus Funds. Prior to joining Warburg in August 1995, Mr. Edwards was a director at Jardine Fleming Investment Advisers, Tokyo. He was a vice president of Robert Fleming Inc. in New York City from 1988 to 1991. Mr. Edwards earned M.A. degrees from Oxford University and Hiroshima University in Japan.

            Harold W. Ehrlich is Associate Portfolio Manager and Research Analyst of the Emerging Markets and International Equity Portfolios and serves in similar positions with other Warburg Pincus Funds. Prior to joining Warburg, Mr. Ehrlich was a senior vice president, portfolio manager and analyst at Templeton Investment Counsel Inc. from 1987 to 1995. He was a research analyst and assistant portfolio manager at Fundamental Management Corporation from 1985 to 1986 and a research analyst at First Equity Corporation of Florida from 1983 to 1985. Mr. Ehrlich earned a B.S.B.A. degree from University of Florida and earned his Chartered Financial Analyst designation in 1990.

            Vincent J. McBride is Co-Portfolio Manager of the Emerging Markets Portfolio and Associate Portfolio Manager and Research Analyst of the International Equity Portfolio and serves in similar positions with other Warburg Pincus Funds. Prior to joining Warburg in 1994, Mr. McBride was an international equity analyst at Smith Barney Inc. from 1993 to 1994 and at General Electric Investment Corporation from 1992 to 1993. He was also a portfolio manager/analyst at United Jersey Bank from 1989 to 1992 and a portfolio manager at First Fidelity Bank from 1987 to 1989. Mr. McBride earned a B.S. degree from the University of Delaware and an M.B.A. degree from Rutgers University.


Investment Advisers and Co-Administrators



            Warburg serves as investment adviser to each Portfolio, Abbott serves as sub-investment adviser to the Post-Venture Capital Portfolio, Counsellors Funds Service, Inc. ("Counsellors Service") and PFPC serve as co-administrators to the Fund pursuant to separate written agreements (the "Advisory Agreements," the "Sub-Investment Advisory Agreement," the "Counsellors Service Co-Administration Agreements" and the "PFPC Co-Administration Agreements," respectively). Warburg, subject to the control of the Fund's officers and the Board, manages the investment and reinvestment of the assets of the Portfolios in accordance with each Portfolio's investment objective and stated investment policies. Warburg makes investment decisions for each Portfolio and places orders to purchase or sell securities on behalf of the Portfolio and, with respect to the Post-Venture Capital Portfolio, supervises the activities of Abbott. Warburg also employs a support staff of management personnel to provide services to the Fund and furnishes the Fund with office space, furnishings and equipment. Abbott, in accordance with the investment objective and policies of the Post-Venture Capital Portfolio, makes investment decisions for the Portfolio regarding investments in Private Funds, effects transactions in Private Funds on behalf of the Portfolio and assists in other administrative functions relating to investments in Private Funds.



            For the services provided by Warburg, the Fund pays Warburg a fee calculated at an annual rate equal to percentages of the relevant Portfolio's average daily net assets, as follows: Small Company Growth Portfolio -- .90%, Small Company Value Portfolio -- .90%, Value Portfolio -- .75%, Emerging Markets Portfolio -- 1.00%, International Equity Portfolio -- .80%, and Japan Growth Portfolio -- 1.10%. For the services provided by Warburg, the Post-Venture Capital Portfolio pays Warburg a fee calculated at an annual rate of 1.10% of the Portfolio's average daily net assets, out of which Warburg pays Abbott for sub-investment advisory services. Warburg and the Portfolios' co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be borne by the Portfolios.



            As co-administrator, Counsellors Service provides shareholder liaison services to the Portfolios, including responding to shareholder inquiries and providing information on shareholder investments. Counsellors Service also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between each Portfolio and its various service providers, furnishing corporate secretarial services, which include preparing materials for meetings of the Board, preparing proxy statements and annual and semiannual reports, assisting in the preparation of tax returns and developing and monitoring compliance procedures for the Portfolios. As compensation, each Portfolio pays Counsellors Service a fee calculated at an annual rate of .10% of the Portfolio's average daily net assets.



            As a co-administrator, PFPC calculates each Portfolio's net asset value, provides all accounting services for the Portfolios and assists in related aspects of the Portfolios' operations. As compensation, each U.S. Portfolio pays PFPC a fee calculated at an annual rate of .10% of the Portfolio's first $500 million in average daily net assets, .075% of the next $1 billion in average daily net assets, and .05% of average daily net assets over $1.5 billion. The International Portfolios each pays PFPC a fee calculated at an annual rate of .12% of the Portfolio's first $250 million in average daily net assets, .10% of the next $250 million in average daily net assets, .08% of the next $250 million in average daily net assets, and .05% of average daily net assets over $750 million. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.


            Warburg earned the following investment advisory fees with respect to the Portfolios shown for the indicated fiscal years ended October 31 and voluntarily waived the amounts shown.

-------------------------------------------------------------------------------------
                1998*      Waiver      1997+       Waiver       1996       Waiver
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Post-Venture    $17,840    $17,840         N/A          N/A         N/A         N/A
Capital
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Small         $2,012,526  $396,698  $1,405,403     $314,893    $268,768   $122,453
Company
Growth
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Small           $55,629    $52,149         N/A          N/A         N/A         N/A
Company Value
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Value          $382,122   $196,905     $22,250      $22,250         N/A        N/A
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Emerging       $314,334    $13,496    $376,368     $103,632     $21,487    $21,487
Markets
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
International $9,511,718 $1,511,306 $9,423,008   $1,627,352  $5,644,429  $1,182,795
Equity
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Japan Growth    $15,596    $14,514         N/A          N/A         N/A         N/A
-------------------------------------------------------------------------------------



      + Warburg reimbursed expenses in the amount of $24,195 to the Value Portfolio during the fiscal year ended October 31, 1997.



      * Warburg reimbursed expenses in the amount of $48,425, $43,388, $553 and $47,843 for the Post-Venture Capital Portfolio, Small Company Value Portfolio, Value Portfolio and Japan Growth Portfolio, respectively, during the fiscal year ended October 31, 1998.


     Counsellors Service earned the following administration fees with respect to the Portfolios shown for the indicated fiscal years ended October 31.


--------------------------------------------------------------------
                               1998          1997           1996
--------------------------------------------------------------------
--------------------------------------------------------------------
Post-Venture Capital           $1,622           N/A             N/A
--------------------------------------------------------------------
--------------------------------------------------------------------
Small Company Growth         $223,614      $156,156         $29,863
--------------------------------------------------------------------
--------------------------------------------------------------------
Small Company Value            $6,181           N/A             N/A
--------------------------------------------------------------------
--------------------------------------------------------------------
Value                         $50,950        $2,967             N/A
--------------------------------------------------------------------
--------------------------------------------------------------------
Emerging Markets              $31,433       $37,637          $2,149
--------------------------------------------------------------------
--------------------------------------------------------------------
International Equity       $1,188,965    $1,177,876        $705,554
--------------------------------------------------------------------
--------------------------------------------------------------------
Japan Growth                   $1,414           N/A             N/A
--------------------------------------------------------------------

     PFPC earned the following administration fees with respect to the Portfolios shown for the indicated fiscal years ended October 31 and voluntarily waived the amounts shown.


---------------------------------------------------------------------------------
                 1998      Waiver      1997      Waiver       1996      Waiver
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Post-Venture     $3,150     $1,622        N/A        N/A        N/A        N/A
Capital
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Small          $229,049         $0   $156,156          0    $29,863     $9,901
Company
Growth
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Small            $7,923     $6,181        N/A        N/A        N/A        N/A
Company Value
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Value           $56,058    $27,867     $2,966     $2,966        N/A        N/A
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Emerging        $48,970    $37,720    $45,164    $45,164     $2,578     $2,578
Markets
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
International  $995,886         $0   $963,938          0   $702,540   $119,850
Equity
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Japan Growth     $4,474     $1,701        N/A        N/A        N/A        N/A
---------------------------------------------------------------------------------



Custodians and Transfer Agent




     Pursuant to separate custodian agreements (the "Custodian Agreements"), PNC Bank, National Association ("PNC") and State Street Bank and Trust Company ("State Street") serve as custodians of the each Portfolio's U.S. and non-U.S. assets, respectively. Under the Custodian Agreements, PNC and State Street each
(i) maintains a separate account or accounts in the name of the Portfolio, (ii) holds and transfers portfolio securities for the account of the Portfolio, (iii) makes receipts and disbursements of money on behalf of the Portfolio, (iv) collects and receives all income and other payments and distributions on account of the Portfolio's portfolio securities held by it and (v) makes periodic reports to the Board concerning the Portfolio's custodial arrangements. PNC may delegate its duties under its Custodian Agreement with the Fund to a wholly owned direct or indirect subsidiary of PNC or PNC Bank Corp. upon notice to the Fund and upon the satisfaction of certain other conditions. State Street is authorized to select one or more foreign banking institutions and foreign securities depositaries as sub-custodian on behalf of the Portfolios. PNC is an indirect, wholly owned subsidiary of PNC Bank Corp., and its principal business address is 1600 Market

Street, Philadelphia, Pennsylvania 19103. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.


     PNC also provides certain custodial services generally in connection with purchases and sales of the International Equity Portfolio's shares.



     State Street also serves as the shareholder servicing, transfer and dividend disbursing agent of the Fund pursuant to a Transfer Agency and Service Agreement, under which State Street (i) issues and redeems shares of each Portfolio, (ii) addresses and mails all communications by the Fund to record owners of Portfolio shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board concerning the transfer agent's operations with respect to the Fund. State Street has delegated to Boston Financial Data Services, Inc., an affiliate of State Street ("BFDS"), responsibility for most shareholder servicing functions. BFDS's principal business address is 2 Heritage Drive, Boston, Massachusetts 02171.



Distributor



            Counsellors Securities, a wholly owned subsidiary of Warburg, acts as the distributor of the Portfolios. Counsellors Securities' principal business address is 466 Lexington Avenue, New York, New York 10017.


Organization of the Fund


     The Fund was incorporated on May 13, 1992 under the laws of the State of Maryland under the name "Warburg, Pincus Institutional Fund, Inc." The Fund's charter authorizes the Board of Directors to issue thirteen billion full and fractional shares of capital stock, par value $.001 per share. Shares of nine series have been classified, seven of which constitute the interests in the Portfolios.



     The Post-Venture Capital, Small Company Value, Value and International Equity Portfolios are diversified, open-end management investment companies. The Small Company Growth, Emerging Markets and Japan Growth Portfolios are non-diversified, open-end management investment companies.


     All shareholders of a Portfolio, upon liquidation, will participate ratably in the Portfolio's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect all Directors. Shares are transferable but have no preemptive, conversion or subscription rights.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


     The offering price of each Portfolio's shares is equal to its per share net asset value. Under the 1940 Act, a Portfolio may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Portfolio may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

     If the Board determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Portfolio may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. The Fund intends to comply with Rule 18f-1 promulgated under the 1940 Act with respect to redemptions in kind.

     A Portfolio may, in certain circumstances and in its discretion, accept securities as payment for the purchase of the Portfolio's shares from an investor who has received such securities as redemption proceeds from another Warburg Pincus Fund.

                               EXCHANGE PRIVILEGE

     Shareholders of a Portfolio may exchange all or part of their shares for shares of another Portfolio or other portfolios of the Fund organized by Warburg in the future on the basis of their relative net asset values per share at the time of exchange. The exchange privilege enables shareholders to acquire shares in a Portfolio with a different investment objective when they believe that a shift between Portfolios is an appropriate investment decision.


     If an exchange request is received by Warburg Pincus Funds or its agent prior to the close of regular trading on the NYSE, the exchange will be made at each Portfolio's net asset value determined at the end of that business day. Exchanges will be effected without a sales charge but must satisfy the minimum dollar amount necessary for new purchases. A Portfolio may refuse exchange purchases at any time without notice.



     The exchange privilege is available to investors in any state in which the shares being acquired may be legally sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange shares of a Portfolio for shares in another portfolio of the Fund should review the Prospectus of the other portfolio prior to making an exchange. For further information regarding the exchange privilege or to obtain a current Prospectus for another portfolio of the Fund, an investor should contact the Fund at 1-800-369-2728.



     Each Portfolio reserves the right to refuse exchange purchases by any person or group if, in Warburg's judgment, a Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when a Portfolio receives or anticipates receiving large exchange orders at or about the same time and when a pattern of exchanges within a short period of time (often associated with a marketing timing strategy) is discerned. The Portfolios reserve the right to terminate or modify the exchange privilege at any time upon 30 days' notice to shareholders.

                     ADDITIONAL INFORMATION CONCERNING TAXES


     The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares in the Portfolios. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Portfolios. The summary is based on the laws in effect on the date of this Statement of Additional Information, which are subject to change.


The Portfolios and Their Investments


     Each Portfolio intends to continue to qualify to be treated as a regulated investment company each taxable year under the Code. To so qualify, a Portfolio must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Portfolio controls and are determined to be engaged in the same or similar trades or businesses or related trades or businesses. Each Portfolio expects that all of its foreign currency gains will be directly related to its principal business of investing in stocks and securities.



     As a regulated investment company, a Portfolio will not be subject to United States federal income tax on its net investment income (i.e., income other than its net realized long- and short-term capital gains) and its net realized long- and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least 90% of the sum of its investment company taxable income (i.e., 90% of its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the Code) is distributed, but will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute. Any dividend declared by a Portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Portfolio not later than such December 31, provided that such dividend is actually paid by the Portfolio during January of the following calendar year.


     Each Portfolio intends to distribute annually to its shareholders substantially all of its investment company taxable income. The Board will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). Each Portfolio currently expects to distribute any excess annually to its shareholders. However, if a Portfolio retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Portfolio will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United Stares federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Portfolio on the undistributed amount against their United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Portfolio upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

     The Code imposes a 4% nondeductible excise tax on each Portfolio to the extent the Portfolio does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains (both long-and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by the Portfolio that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Portfolio anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.


     If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, the Portfolio's distributions, to the extent derived from the Portfolio's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if a Portfolio failed to qualify as a regulated investment company for a period greater than one taxable year, the Portfolio may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.


     A Portfolio's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Portfolio (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Portfolio and defer Portfolio losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Portfolio to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Portfolio will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in a short sale against-the-box or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Portfolio as a regulated investment company.


     A Portfolio's investments in zero coupon securities may create special tax consequences. Zero coupon securities do not make interest payments, although a portion of the difference between zero coupon security's face value and its purchase price is imputed as income to the Portfolio each year even though the Portfolio receives no cash distribution until maturity. Under the U.S. federal tax laws, the Portfolio will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities. These dividends ordinarily will constitute taxable income to the shareholders of the Portfolio.

Passive Foreign Investment Companies.


     If a Portfolio purchases shares in certain foreign investment entities, called "passive foreign investment companies" (a "PFIC"), it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the Portfolio in respect of deferred taxes arising from such distributions or gains. If a Portfolio were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Portfolio might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Portfolio, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Portfolio would be required to obtain certain annual information from the passive foreign investment companies in which it invests, which may be difficult or not possible to obtain. If a Portfolio were able to make the election described in this paragraph, the Portfolio would not be able to treat any portion of the long-term capital gains included in income pursuant to the election as eligible for the 20% maximum capital gains rate.



     Alternatively, a Portfolio may make mark-to-market elections that will result in a Portfolio being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In this case, the Portfolio would report gains as ordinary income and would deduct losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Portfolio, unless revoked with the consent of the IRS. By making the election, the Portfolio could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC company stock. A Portfolio may have to distribute this "phantom" income and gain to satisfy its distribution requirement and to avoid imposition of the 4% excise tax. Each Portfolio will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.


Dividends and Distributions.


     Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net-long-term capital gains, if any, that a Portfolio designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Portfolio. Dividends and distributions paid by a Portfolio (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the Portfolio) will not qualify for the deduction for dividends received by corporations. Distributions in excess of a Portfolio's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's basis in his shares of the Portfolio, and as a capital gain thereafter (if the shareholder holds his shares of the Portfolio as capital assets).


     Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in the amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

     Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

     If a Portfolio is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Portfolio's gross income not as of the date received but as of the later of
(a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Portfolio acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Portfolio may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sales of Shares.

     Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Portfolio, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Portfolio share held by the shareholder for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.


Foreign Taxes.



     Income received by a Portfolio from non-U.S. sources may be subject to witholding and other taxes imposed by other countries. A Portfolio may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders if: (i) the Portfolio qualifies as a regulated investment company,
(ii) certain asset and distribution requirements are satisfied, and (iii) more than 50% of the Portfolio's total assets at the close of its fiscal year consists of stock or securities of foreign corporations. A Portfolio may qualify for and make this election (the "Foreign Tax Credit Election") in some, but not necessarily all, of its taxable years. If a Portfolio were to make an election, shareholders of the Portfolio would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, a Portfolio will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.



     It is expected that the Portfolios other than the Emerging Markets, International Equity and the Japan Growth Portfolios will not be eligible to make the Foreign Tax Credit Election. In the absence of such an election, the foreign taxes paid by a portfolio will reduce its investment company taxable income, and distributions of investment company taxable income received by the Portfolio from non-U.S. sources will be treated as United States source income when distributed to shareholders.



     In the opinion of Japanese counsel for the Fund, the operations of the Japan Growth Portfolio will not subject the Portfolio to any Japanese income, capital gains or other taxes except for withholding taxes on interest and dividends paid to the Portfolio by Japanese corporations and securities transaction taxes payable in the event of sales of portfolio securities in Japan. In the opinion of such counsel, under the tax convention between the United States and Japan (the "Convention") as currently in force, a Japanese withholding tax at a rate of 15% is, within certain exceptions, imposed upon dividends paid by Japanese corporations to the Portfolio. Pursuant to the present terms of the Convention, interest received by the Portfolio from sources within Japan is subject to a Japanese withholding tax at a rate of 10%.



Backup Withholding.



     A Portfolio may be required to withhold, for United States federal income tax purposes, 31% of the dividends and distributions payable to shareholders who fail to provide the Portfolio with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.


Notices.

     Shareholders will be notified annually by the relevant Portfolio as to the United States federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in "The Portfolios and Their Investments") made by the Portfolio to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Portfolio's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Portfolio to its shareholders during the preceding taxable year.

Other Taxation

     Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES AFFECTING THE PORTFOLIOS AND THEIR SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE PORTFOLIOS.

                          DETERMINATION OF PERFORMANCE


     From time to time, a Portfolio may quote its total return in advertisements or in reports and other communications to shareholders. The total return of each Portfolio listed below for the fiscal periods ended October 31, 1998 were as follows (performance figures calculated without waiver of fees by the Fund's service provider(s), if any, are noted in italics):

---------------------------------------------------------------------------------
   PORTFOLIO           ONE-YEAR            FIVE-YEARS         SINCE INCEPTION
(INCEPTION DATE)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Post-Venture           N/A        N/A        N/A        N/A   (17.70)%  (23.10)%
Capital
(10/31/97)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Small Company     (18.88)%   (25.67)%        N/A        N/A      9.34%     7.73%
Growth
(12/29/95)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Small Company          N/A        N/A        N/A        N/A   (20.20)%  (20.60)%
Value
(10/31/97)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Value                9.76%    (1.63)%        N/A        N/A     12.28%     7.18%
(6/30/97)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Emerging Markets  (32.90)%   (48.70)%        N/A        N/A   (19.71)%  (23.57)%
(9/30/96)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
International      (4.11)%   (19.04)%      6.03%      5.98%     10.25%     9.45%
Equity
(9/1/92)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Japan Growth           N/A        N/A        N/A        N/A    (7.84)%   (4.31)%
Portfolio+
(10/31/97)
---------------------------------------------------------------------------------


     + Non-annualized.


     These total return figures show the average percentage change in value of an investment in a Portfolio from the beginning of the measurement period to the end of the measurement period. The figures reflect changes in the price of the Portfolio's shares assuming that any income dividends and/or capital gain distributions made by the Portfolio during the period were reinvested in shares of the Portfolio. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Portfolio's operations or on a year-by-year, quarterly or current year-to-date basis).


     A Portfolio's average annualized total return is calculated by finding the average annual compounded rates of return for the one-, five- and ten- (or such shorter period as the Portfolio has been offered) year periods that would equate the initial amount invested to the ending redeemable value according to the following formula: P (1 + T)n = ERV. For purposes of this formula, "P" is a hypothetical investment of $1,000; "T" is average annual total return; "n" is number of years; and "ERV" is the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods (or fractional portion thereof). Total return or "T" is computed by finding the average annual change in the value of an initial $1,000 investment over the period and assumes that all dividends and distributions are reinvested during the period.


     When considering average total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that such return may not be representative of any Portfolio's return over a longer market cycle. A Portfolio may also advertise aggregate total return figures for various periods, representing the cumulative change in value of an investment in the relevant Portfolio for the specific period. Aggregate and average total returns may be shown by means of schedules, charts or graphs, and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).


     A Portfolio may advertise, from time to time, comparisons of its performance with that of one or more other mutual funds with similar investment objectives. A Portfolio may advertise average annual calendar-year-to-date and calendar quarter returns, which are calculated according to the formula set forth in the preceding paragraph except that the relevant measuring period would be the number of months that have elapsed in the current calendar year or most recent three months, as the case may be. Investors should note that this performance may not be representative of the Portfolio's total return in longer market cycles.


     A Portfolio's performance will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses allocable to it. As described above, total return is based on historical earnings and is not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, a Portfolio's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time.



     A Portfolio may compare its performance with (i) that of other mutual funds with similar investment objectives and policies, which may be based on the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds; (ii) in the case of the Post-Venture Capital Portfolio, with the Venture Capital 100 Index (compiled by Venture Capital Journal), the Nasdaq Industrials Index, appropriate indexes prepared by Frank Russell Company relating to securities represented in the Portfolio and the S&P 500 Index, which are unmanaged indexes of common stocks; in the case of the Small Company Growth Portfolio, with appropriate indexes prepared by Frank Russell Company relating to securities represented in the Portfolio and the S&P 500 Index; in the case of the Small Company Value Portfolio, with appropriate indexes prepared by Frank Russell Company relating to securities represented in the Portfolio, or the T. Rowe Price New Horizons Fund Index and the S&P 500 Index, which are unmanaged indexes; in the case of the Value Portfolio, with appropriate indexes prepared by Frank Russell Company relating to securities represented in the Portfolio and the S&P 500 Index; in the case of the Emerging Markets Portfolio, with the IFC Emerging Market Free Index, the IFC Investible Index and the Morgan Stanley Capital International Emerging Markets Free

Index; in the case of the International Equity Portfolio, the Morgan Stanley Capital International All Country World Except U.S. Index and/or other indexes prepared by Morgan Stanley relating to securities represented in the Portfolio, the Salomon Russell Global Equity Index, the FT-Actuaries World Indices (jointly compiled by The Financial Times, Ltd., Goldman, Sachs & Co. and NatWest Securities Ltd.) and the S&P 500 Index; and in the case of the Japan Growth Portfolio, the Morgan Stanley Capital International Europe, Australasia, Far East ("EAFE") Index, the Salomon Russell Global Equity Index, the FT-Actuaries World Indices, the S&P 500 Index, the Nikkei over-the-counter average, the JASDAQ Index, the Nikkei 225 and 300 Stock Indexes and the Topix Index, which are unmanaged indexes of common stocks; or (iii) other appropriate indexes of investment securities or with data developed by Warburg derived from such indexes. A Portfolio may also include evaluations of the Portfolio published by nationally recognized ranking services and by financial publications such as Barron's, Business Week, Financial Times, Forbes, Fortune, Inc., Institutional Investor, Investor's Business Daily, Money, Morningstar, Mutual Fund Magazine, SmartMoney, The Wall Street Journal and Worth. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various time periods. In addition, each Portfolio may from time to time compare its expense ratio to that of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.



     In reports or other communications to investors or in advertising, each Portfolio may also describe the general biography or work experience of the portfolio managers of the Portfolio and may include quotations attributable to the portfolio managers describing approaches taken in managing the Portfolio's investments, research methodology underlying stock selection or the Portfolio's investment objective. In addition, a Portfolio and its portfolio managers may render updates of Portfolio activity, which may include a discussion of significant portfolio holdings; analysis of holdings by industry, country, credit quality and other characteristics; and comparison and analysis of the Portfolio with respect to relevant market and industry benchmarks. The Post-Venture Capital Portfolio may discuss characteristics of venture capital financed companies and the benefits expected to be achieved from investing in these companies. Each Portfolio may also discuss measures of risk, the continuum of risk and return relating to different investments and the potential impact of foreign stocks on a portfolio otherwise composed of domestic securities.


     Warburg believes that a diversified portfolio of international equity securities, when combined with a similarly diversified portfolio of domestic equity securities, tends to have a lower volatility than a portfolio composed entirely of domestic securities. Furthermore, international equities have been shown to reduce volatility in single asset portfolios regardless of whether the investments are in all domestic equities or all domestic fixed-income instruments, and research indicates that volatility can be significantly decreased when international equities are added.

     To illustrate this point, the performance of international equity securities, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE(R)) Index (the "EAFE Index"), has equaled or exceeded that of domestic equity securities, as measured by the Standard & Poor's 500 Composite Stock Index (the "S&P 500 Index") in 14 of the last 25 years. The following table compares annual total returns of the EAFE Index and the S&P 500 Index for the calendar years shown.



                          EAFE INDEX VS. S&P 500 INDEX
                                    1972-1998
                              ANNUAL TOTAL RETURN+



         YEAR                     EAFE INDEX               S&P 500 INDEX
         1972*                        33.28                      15.63
         1973*                       -16.82                     -17.37
         1974*                       -25.60                     -29.72
         1975*                        31.21                      31.55
         1976                          -.36                      19.15
         1977*                        14.61                     -11.50
         1978*                        28.91                       1.06
         1979                          1.82                      12.31
         1980                         19.01                      25.77
         1981*                        -4.85                      -9.73
         1982                         -4.63                      14.76
         1983*                        20.91                      17.27
         1984*                         5.02                       1.40
         1985*                        52.97                      26.33
         1986*                        66.80                      14.62
         1987*                        23.18                       2.03
         1989                          9.22                      27.25
         1990                        -24.71                      -6.56
         1991                         10.19                      26.31
         1992                        -13.89                       4.46
         1993*                        30.49                       7.06
         1994*                         6.24                      -1.54
         1995                          9.42                      34.11
         1996                          4.40                      20.26
         1997                          0.24                      31.01
         1998


-------------------------

+    Without reinvestment of dividends.


* The EAFE Index has outperformed the S&P 500 Index 14 out of the last 25 years.


Source: Morgan Stanley Capital International; Bloomberg Financial Markets

     The quoted performance information shown above is not intended to indicate the future performance of the International Equity or Emerging Markets Portfolios. Advertising or supplemental sales literature relating to a Portfolio may describe the percentage decline from all-time high levels for certain foreign stock markets. It may also describe how the Portfolio differs from the EAFE Index in composition.

                       INDEPENDENT ACCOUNTANTS AND COUNSEL


     PricewaterhouseCoopers LLP ("PwC"), with principal offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as independent accountants for the Fund. The financial statements for the Portfolios that are incorporated by reference in this Statement of Additional Information have been audited by PwC, and have been included herein by reference in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.


     Willkie Farr & Gallagher serves as counsel for the Fund as well as counsel to Warburg, Counsellors Service and Counsellors Securities.

                                  MISCELLANEOUS


     As of November 30, 1998, the names, addresses and percentage ownership of each person that owned 5% or more of the outstanding shares of a Portfolio are as follows:



--------------------------------------------------------------------------------
    Portfolio                 Name and Address               Percentage Owned
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Post-Venture      Warburg Pincus Counsellors, Inc.                71.59%
Capital           Attn: Stephen Distler
                  466 Lexington Avenue, 10th Floor
                  New York, NY  10017-3140
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  Guarantee & Trust Co. TTEE                      8.92%
                  Stuart Goode IRA R/O
                  70 E 77th St. Apt. 9A
                  New York, NY  10021-1811
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Small Company     MAC & Co                                        12.38%
Growth            A/C BUCF 1831132
                  Mutual Funds Operations
                  P.O. Box 3198
                  Pittsburgh, PA  15230-3198
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  Trustees of Amherst College                     11.36%
                  Amherst College, Ms. Sharon Siegel
                  Treasurer Office
                  Box 2203 P.O. Box 5000
                  Amherst, MA 01002-5000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  MAC & Co                                        6.43%
                  FBO Oberlin College
                  Mutual Fund Operations
                  P.O. Box 3198
                  Pittsburgh, PA 15230-3198
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  Northern Trust Co TTEE*                         5.60%
                  FBO Southern California
                  Rock Products C/O Mutual Funds
                  P.O. Box 92956
                  Chicago, IL 60675
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Portfolio                 Name and Address               Percentage Owned
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  National City Bank of KY TTEE                   5.22%
                  Baptist Healthcare System
                  UAD 05/06/97
                  Attn: Trust Mutual Funds
                  P.O. Box 94777
                  Cleveland, OH  44101-4777
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Small Company     The American Numismatic Society                 40.03%
Value             155th Street Broadway
                  New York, NY  10032
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  Wendel & Co. A/C 510105                         8.79%
                  C/O The Bank of New York
                  Mutual Fund/Reorg Dept.
                  P.o. Box 1066 Wall Street Station
                  New York, NY  10268-1066
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  Newman-Stein Profit Sharing Plan                7.60%
                  C/O Mr. William Stein
                  Newman-Stein Inc.
                  902 Broadway
                  New York, NY  10010-6002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  Guarantee & Trust Co. TTEE                      6.32%
                  Stuart Goode IRA R/O
                  70 E. 77th St. Apt.9A
                  New York, NY  10021-1811
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Value             National Financial Services Corp.*              77.81%
                  FBO Customers
                  P.O. Box 3908
                  Church Street Station
                  New York, NY 10008-3908
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  Mandel Associated Foundations                   14.00%
                  1750 Euclid Avenue
                  Cleveland, OH  44115-2106
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  Foundations Investments of Ohio                 6.28%
                  P.O. Box 6609
                  Cleveland, OH  44101-1609
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Emerging Markets  Louis R. Morrell/Irene A. Comito                78.18%
                  Co-Trustees
                  Wake Forest University Trust
                  U/A DTD 6/25/41
                  P.O. Box 7354
                  Winston-Salem, NC 27109-7354
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  The Juilliard School                            7.83%
                  60 Lincoln Center Plaza
                  New York, NY 10023-6588
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Portfolio                 Name and Address               Percentage Owned
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Japan Growth      Warburg Pincus Counsellors, Inc.                92.71%
                  Attn: Stephen Distler
                  466 Lexington Avenue, 10th Floor
                  New York, NY  10017-3140
--------------------------------------------------------------------------------


* Each Portfolio believes these entities are not the beneficial owners of shares held of record by them.


     As of November 30, 1998, Mr. Lionel I. Pincus, the Chief Executive Officer of Warburg, may be deemed to have beneficially owned 18.57%, 7.47%, 94.95%, 22.00%, 5.39%, 5.66% and 6.03% of the outstanding shares of the Post-Venture Capital, Small Company Growth, Small Company Value, Value, Emerging Markets, International Equity and Japan Growth Portfolios, respectively, including shares owned by clients for which Warburg has investment discretion and by companies that Warburg Pincus & Co. may be deemed to control. Mr. Pincus disclaims ownership of these shares and does not intend to exercise voting rights with respect to these shares.


                              FINANCIAL STATEMENTS


     The Fund's audited Annual Report dated October 31, 1998, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference with respect to all information regarding the Portfolios included therein. The Fund will furnish without charge a copy of the Annual Report upon request by calling the Fund at 1-800-369-2728.

                                    APPENDIX

                             DESCRIPTION OF RATINGS

Commercial Paper Ratings

     Commercial paper rated A-1 by Standard and Poor's Ratings Services ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

     The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Corporate Bond Ratings

     The following summarizes the ratings used by S&P for corporate bonds:

     AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

     A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC, CC and C - Debt rated BB and B is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

     B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BBB rating.

     CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

     To provide more detailed indications of credit quality, the ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

     D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     The following summarizes the ratings used by Moody's for corporate bonds:

     Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

     Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C comprise the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                     PART C

                                OTHER INFORMATION

Item 23. Exhibits


Exhibit No.       Description of Exhibit
         a(1)     Articles of Incorporation.(1)

         (2)      Articles of Amendment establishing the International Equity
                  Portfolio. (1)

         (3)      Articles of Amendment Establishing the Managed EAFE Portfolio.
                  (2)

         (4)      Articles Supplementary designating the Small Company Growth
                  Portfolio.(1)

         (5) Articles Supplementary increasing the number of authorized shares (1)

         (6)      Articles Supplementary designating Emerging Markets
                  Portfolio.(2)

         (7)      Articles of Amendment changing the name of Managed EAFE
                  Portfolio to Managed EAFE(R) Countries Portfolio.(3)

         (8)      Articles Supplementary designating Value Portfolio.(4)

         (9)      Articles Supplementary designating Japan Growth Portfolio, the
                  Small Company Value

----------

(1) Incorporated by reference to Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A, filed with the Commission on August 18, 1995.

(2) Incorporated by reference to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A, filed with the Commission on August 20, 1996.

(3) Incorporated by reference to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A, filed with the Commission on January 28, 1997.

(4) Incorporated by reference to Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A, filed with the Commission on January 31, 1997.

                  Portfolio and the Post-Venture Capital Portfolio.(5)

         b(1)     By-Laws.(6)

         (2)      Amendment to By-Laws.(7)

         (3)      Amendment to By-Laws.(8)

         c        Registrant's Forms of Stock Certificates.(1)

         d(1)     Investment Advisory Agreement--International Equity
                  Portfolio.(1)

         (2)      Investment Advisory Agreement--Small Company Growth
                  Portfolio.(1)

         (3)      Investment Advisory Agreement--Global Fixed Income Portfolio.
                  (1)

         (4)      Investment Advisory Agreement--Emerging Markets Portfolio. (2)

         (5)      Investment Advisory Agreement -- Value Portfolio. (4)

         (6)      Investment Advisory Agreement -- Japan Growth Portfolio.(5)

         (7)      Investment Advisory Agreement -- Small Company Value
                  Portfolio.(5)

----------

(5) Incorporated by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A, filed with the Commission on August 12, 1997.

(6) Incorporated by reference to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A, filed with the Commission on April 19, 1996.

(7) Incorporated by reference to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A, filed with the Commission on July 2, 1996.

(8) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit to Post-Effective Amendment No. 8 to Registration Statement on Form N-1A of Warburg, Pincus Global Fixed Income Fund, Inc. filed on February 17, 1998 (Securities Act File No. 33-36066; Investment Company Act File No. 811-06143).

         (8)      Investment Advisory Agreement -- Post-Venture Capital
                  Portfolio.(5)

         (9)      Sub-Investment Advisory Agreement between Abbott Capital
                  Management, LLC and the Post-Venture Capital Portfolio.(5)

         e(1)     Form of Distribution Agreement.(1)

         (2)      Form of Distribution Agreement pertaining to the Small Company
                  Growth Portfolio.(1)

         (3)      Form of Distribution Agreement pertaining to the Japan Growth
                  Portfolio.(5)

         (4)      Form of Distribution Agreement pertaining to the Small Company
                  Value Portfolio.(5)

         (5)      Form of Distribution Agreement pertaining to the Post-Venture
                  Capital Portfolio.(5)

         f        Not applicable.

         g(1)     Form of Custodian Agreement with PNC Bank, National
                  Association.(1)

         (2)      Form of Custodian Contract with State Street Bank and Trust
                  Company ("State Street")--Small Company Growth Portfolio and
                  Emerging Markets Portfolio.(9)

         (3)      Form of Custody Agreement with PNC Bank --Japan Growth
                  Portfolio, Small Company Value Portfolio and Post-Venture
                  Capital Portfolio.(5)

         (4)      Form of Custody Agreement with State Street Bank & Trust
                  Company -- Japan Growth Portfolio, Post-Venture Capital
                  Portfolio and Small Company Value Portfolio.(5)

----------

(9) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Warburg, Pincus Japan Growth Fund, Inc. filed on December 18, 1995 (Securities Act File No. 33-63655).

         (5)      Form of Custody Agreement with State Street Bank & Trust
                  Company -- International Equity, Global Fixed Income and Value
                  Portfolios.(10)

         h(1)     Form of Transfer Agency Agreement.(9)

         (2)(A) Form of Letter Agreement between Registrant and State Street pertaining to inclusion of the Small Company Growth Portfolio under the Transfer Agency Agreement.(1)

         (2)(B) Form of Letter Agreement between Registrant and State Street pertaining to inclusion of the Japan Growth Portfolio under the Transfer Agency and Service Agreement.(5)

         (2)(C) Form of Letter Agreement between Registrant and State Street pertaining to inclusion of the Small Company Value Portfolio under the Transfer Agency and Service Agreement.(5)

         (2)(D) Form of Letter Agreement between Registrant and State Street pertaining to inclusion of the Post-Venture Capital Portfolio under the Transfer Agency and Service Agreement.(5)

         (3)(A)   Form of Co-Administration Agreements with Counsellors Funds
                  Service, Inc.(10)

         (3)(B)   Form of Co-Administration Agreement with Counsellors Funds
                  Service, Inc. with respect to Japan Growth Portfolio.(5)

         (3)(C)   Form of Co-Administration Agreement with Counsellors Funds
                  Service, Inc. with respect to Small Company Value Portfolio.
                  (5)

         (3)(D)   Form of Co-Administration Agreement with Counsellors Funds
                  Service, Inc. with respect to Post-Venture Capital Portfolio.
                  (5)

         (4)(A)   Form of Co-Administration Agreements with PFPC Inc.(10)

----------

(10) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit to the Registration Statement on Form N-14 of Warburg, Pincus Managed EAFE(R) Countries Fund, Inc. filed on November 5, 1997 (Securities Act File No. 333-39611).

         (4)(B)   Form of Letter Agreement with PFPC, Inc. relating to the
                  Emerging Markets Portfolio.(2)

         (4)(C)   Form of Letter Agreement with PFPC Inc. relating to the Value
                  Portfolio. (4)

         (4)(D) Form of Co-Administration Agreement with PFPC Inc. relating to the Japan Growth Portfolio.(5)

         (4)(E) Form of Co-Administration Agreement with PFPC Inc. relating to the Small Company Value Portfolio.(5)

         (4)(F) Form of Co-Administration Agreement with PFPC Inc. relating to the Post-Venture Capital Portfolio.(5)

         (5)      Form of Services Agreement.(5)

         i(1) Opinion and Consent of Willkie Farr & Gallagher, counsel to the Fund.

         (2)      Consent of Willkie Farr & Gallagher, counsel to the Fund and
                  Opinion of Willkie Farr & Gallagher relating to the establishment of the Japan Growth Portfolio, Small Company
                  Value Portfolio and Post-Venture Capital Portfolio.(5)

         (3) Opinion and consent of Hamada & Matsumoto, Japanese counsel to the Fund, with respect to the Japan Growth Portfolio.

         j        Consent of PricewaterhouseCoopers LLP, Independent
                  Accountants.

         k        Not applicable.

         l(1)     Purchase Agreement pertaining to the International Equity
                  Portfolio and Global Fixed Income Portfolio.(1)

         (2)      Form of Purchase Agreement pertaining to the Small Company
                  Growth Portfolio.(1)

         (3)      Form of Purchase Agreement pertaining to the Emerging Market
                  Portfolio.(2)

         (4)      Purchase Agreement pertaining to the Value Portfolio. (4)

         (5)      Purchase Agreement pertaining to the Japan Growth Portfolio.
                  (5)

         (6)      Purchase Agreement pertaining to the Small Company Value
                  Portfolio.(5)

         (7)      Purchase Agreement pertaining to the Post-Venture Capital
                  Portfolio.(5)

         m        Not applicable.

         n        Financial Data Schedules.


Item 24. Persons Controlled by or Under Common Control with Registrant


         From time to time, Warburg Pincus Asset Management, Inc. ("Warburg"), Registrant's investment adviser, may be deemed to control Registrant and other registered investment companies it advises through its beneficial ownership of more than 25% of the relevant fund's shares on behalf of discretionary advisory clients. Warburg has seven wholly-owned subsidiaries: Counsellors Securities Inc., a New York corporation; Counsellors Funds Service Inc., a Delaware corporation; Counsellors Agency Inc., a New York corporation; Warburg, Pincus Investments International (Bermuda), Ltd., a Bermuda corporation; Warburg, Pincus Asset Management International, Inc., a Delaware corporation; Warburg Pincus Asset Management (Japan), Inc., a Japanese corporation; and Warburg Pincus Asset Management (Dublin) Limited, an Irish corporation.


Item 25. Indemnification


         Registrant, officers and directors of Warburg Pincus Asset Management, Inc. ("Warburg"), of Counsellors Securities Inc. ("Counsellors Securities") and of Registrant are covered by insurance policies indemnifying them for liability incurred in connection with the operation of Registrant. Discussion of this coverage is incorporated by reference to Item 27 of Part C of the Registration Statement of Warburg, Pincus Post-Venture Capital Fund, Inc., filed on June 21, 1995.


Item 26. Business and Other Connections of Investment Adviser


         Warburg, a wholly owned subsidiary of Warburg Pincus Asset Management Holdings, Inc., acts as investment adviser to each Portfolio. Warburg renders investment advice to a wide variety of individual and institutional clients. The list required by this Item 26 of officers and directors of Warburg, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Warburg (SEC File No. 801-07321).


         Abbott Capital Management, LLC ("Abbott") acts as sub-investment adviser for the Registrant's Post-Venture Capital Portfolio. Abbott renders investment advice and provides full-service private equity programs to clients. The list required by this Item 26 of Officers and Directors of Abbott, together with information as to their other business, profession, vocation, or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Abbott (SEC File No. 801-27914).


Item 27. Principal Underwriter


         (a) Counsellors Securities will act as distributor for Registrant, as well as for Warburg Pincus Balanced Fund; Warburg Pincus Capital Appreciation Fund; Warburg Pincus Cash Reserve Fund; Warburg Pincus Central & Eastern Europe Fund; Warburg Pincus Emerging Growth Fund; Warburg Pincus Emerging Markets Fund; Warburg Pincus Emerging Markets II Fund; Warburg Pincus European Equity Fund; Warburg Pincus Fixed Income Fund; Warburg Pincus Global Fixed Income Fund; Warburg Pincus Global Post-Venture Capital Fund; Warburg Pincus Global Telecommunications Fund; Warburg Pincus Growth & Income Fund; Warburg Pincus Health Sciences Fund; Warburg Pincus High Yield Fund; Warburg Pincus Intermediate Maturity Government Fund; Warburg Pincus International Equity Fund; Warburg Pincus International Growth Fund; Warburg Pincus International Small Company Fund; Warburg Pincus Japan Growth Fund; Warburg Pincus Japan Small Company Fund; Warburg Pincus Long-Short Equity Fund; Warburg Pincus Long-Short Market Neutral Fund; Warburg Pincus Major Foreign Markets Fund; Warburg Pincus Municipal Bond Fund; Warburg Pincus New York Intermediate Municipal Fund; Warburg Pincus New York Tax Exempt Fund; Warburg Pincus Post-Venture Capital Fund; Warburg Pincus Select Economic Value Equity Fund; Warburg Pincus Small Company Growth Fund; Warburg Pincus Small Company Value Fund; Warburg Pincus Strategic Global Fixed Income Fund; Warburg Pincus Strategic Value Fund; Warburg Pincus Trust; Warburg Pincus Trust II; Warburg Pincus U.S. Core Equity Fund; Warburg Pincus U.S. Core Fixed Income Fund; Warburg Pincus WorldPerks Money Market Fund and Warburg Pincus WorldPerks Tax Free Money Market Fund.


         (b) For information relating to each director, officer or partner of Counsellors Securities, reference is made to Form BD (SEC File No. 8-32482) filed by Counsellors Securities under the Securities Exchange Act of 1934.

         (c) None.

Item 28. Location of Accounts and Records

         (1)      Warburg, Pincus Institutional Fund, Inc.
                  466 Lexington Avenue
                  New York, New York 10017-3147
                  (Fund's Articles of Incorporation, By-Laws and minute books)

         (2)      Warburg Pincus Asset Management, Inc.
                  466 Lexington Avenue
                  New York, New York 10017-3147

                  (records relating to its functions as investment adviser)

         (3)      PFPC Inc.
                  400 Bellevue Parkway
                  Wilmington, Delaware 19809
                  (records relating to its functions as co-administrator)

         (4)      Counsellors Funds Service, Inc.
                  466 Lexington Avenue
                  New York, New York 10017-3147
                  (records relating to its functions as co-administrator)

         (5)      State Street Bank and Trust Company
                  225 Franklin Street
                  Boston, Massachusetts  02110
                  (records relating to its functions as custodian, shareholder servicing agent, transfer agent and dividend disbursing agent)

         (6)      Boston Financial Data Services, Inc.
                  2 Heritage Drive
                  North Quincy, Massachusetts 02171
                  (records relating to its functions as shareholder servicing agent, transfer agent and dividend disbursing agent)

         (7)      PNC Bank, National Association
                  1600 Broad Street
                  Philadelphia, Pennsylvania 19103
                  (records relating to its functions as custodian)

         (8)      Counsellors Securities Inc.
                  466 Lexington Avenue
                  New York, New York 10017-3147
                  (records relating to its functions as distributor)

Item 29.          Management Services

                  Not applicable.

Item 30.          Undertakings.


                  Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 23rd day of December, 1998.


                                 WARBURG, PINCUS INSTITUTIONAL FUND, INC.

                                 By: /s/Eugene L. Podsiadlo
                                     -----------------------------------
                                     Eugene L. Podsiadlo
                                     President

         Pursuant to the requirements of the Securities Act, this Amendment has been signed below by the following persons in the capacities and on the date indicated:

Signature                                            Title                              Date
---------                                            -----                              ----
/s/John L. Furth                             Chairman of the                    December 23, 1998
----------------------------------------     Board of Directors
   John L. Furth

/s/Eugene L. Podsiadlo                       President                          December 23, 1998
----------------------------------------
   Eugene L. Podsiadlo

/s/Howard Conroy                             Vice President                     December 23, 1998
----------------------------------------     and Chief Financial
   Howard Conroy                             Officer


/s/Daniel S. Madden                          Treasurer and                      December 23, 1998
----------------------------------------     Chief Accounting
   Daniel S. Madden                          Officer


/s/Richard N. Cooper                         Director                           December 23, 1998
----------------------------------------
   Richard N. Cooper

/s/Jack W. Fritz                             Director                           December 23, 1998
----------------------------------------
   Jack W. Fritz

/s/Jeffrey Garten                            Director                           December 23, 1998
----------------------------------------
   Jeffrey Garten

/s/Thomas A. Melfe                           Director                           December 23, 1998
----------------------------------------
   Thomas A. Melfe

/s/Arnold M. Reichman                        Director                           December 23, 1998
----------------------------------------
   Arnold M. Reichman

/s/Alexander B. Trowbridge                   Director                           December 23, 1998
----------------------------------------
   Alexander B. Trowbridge

                                INDEX TO EXHIBITS

Exhibit No.  Description of Exhibit
    i(l) Opinion and Consent of Willkie Farr & Gallagher, counsel to the Fund.

    (3) Opinion and Consent of Hamada & Matsumoto, Japanese counsel to the Fund, with respect to the Japan Growth Portfolio.

    j        Consent of PricewaterhouseCoopers LLP, Independent Accountants

    n        Financial Data Schedules.